UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under § 240.14a-12

CBL & ASSOCIATES PROPERTIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14(a)-6(i)(1) and 0-11

April 22, 2026

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders which will be held on Thursday, May 21, 2026, at 2:00 p.m. (EDT). In order to provide an opportunity for greater stockholder participation and reduce the environmental impact of our Annual Meeting, our 2026 Annual Meeting will be virtual again this year. You will be able to attend the meeting, vote and submit your questions live via webcast by visiting www.virtualshareholdermeeting.com/CBL2026.

The Notice and Proxy Statement on the following pages contain details concerning the business to come before the meeting. Please sign and return your proxy card in the enclosed envelope, or vote your shares by telephone or via the Internet, to ensure that your shares will be represented and voted at the meeting even if you cannot attend via the live webcast. Even if you plan to attend the meeting via the live webcast, you are urged to sign and return the enclosed proxy card (or voting instruction form, as applicable), or to vote your shares by telephone or via the Internet in accordance with the instructions on the enclosed proxy card or voting instruction form.

Thank you for your support.

Sincerely,

Chief Executive Officer

CBL & ASSOCIATES PROPERTIES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 21, 2026

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CBL & Associates Properties, Inc., a Delaware corporation (the “Company”), will be held on Thursday, May 21, 2026, at 2:00 p.m. (EDT) via live webcast by visiting www.virtualshareholdermeeting.com/CBL2026. You will need the 16-digit control number included on your proxy card or voting instruction form. The meeting will be held for the following purposes:

1. To act on the re-election of the Board of Directors’ seven director nominees to serve for a term of one year and until their respective successors are elected and qualified (“Proposal 1”);

2. To act upon a proposal to ratify the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accountants for the Company’s fiscal year ending December 31, 2026 (“Proposal 2”);

3. To act upon a proposal for the advisory approval of the compensation of our Named Executive Officers as set forth herein (“Proposal 3”); and

4. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

In order to provide an opportunity for greater stockholder participation and reduce the environmental impact of our Annual Meeting, our 2026 Annual Meeting will be virtual again this year. You are entitled to attend and participate in the Annual Meeting only if you were a shareholder of record as of the record date or hold a valid proxy for the meeting. Those shareholders will be able to attend the virtual Annual Meeting, vote their shares and submit questions during the meeting via live audio webcast by visiting: www.virtualshareholdermeeting.com/CBL2026. To participate, you will need the 16-digit control number included in your proxy materials or on your proxy card. Please note that there will be no in-person meeting for you to attend.

In accordance with the provisions of the Company’s Bylaws, the Board of Directors has fixed the close of business on Monday, April 7, 2026, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement.

Your vote is very important. Whether or not you plan to attend the meeting via live webcast, we urge you to submit your Proxy. To submit your Proxy by mail, please sign, date and promptly return the enclosed Proxy (or voting instruction form) in order to ensure representation of your shares. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. Alternatively, you may use the toll-free telephone number indicated on the enclosed Proxy (or voting instruction form) to vote by telephone or visit the website indicated thereon to vote via the Internet. This will not prevent you from voting your shares during the meeting if you desire to do so.

By Order of the Board of Directors

Chief Executive Officer

Chattanooga, Tennessee

April 22, 2026

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied in this summary to help you find further information in this Proxy Statement.

Our 2026 Annual Meeting

Time and Date	2:00 p.m. (EDT) on Thursday, May 21, 2026

Location

The Annual Meeting will be held virtually via live webcast.

You can join the meeting by visiting www.virtualshareholdermeeting.com/CBL2026 and entering the 16-digit control number listed on your proxy card.

Record Date	April 7, 2026

Voting	Each share is entitled to one vote on each matter to be voted upon at our Annual Meeting. You can vote by proxy utilizing any of the following methods:

•
Internet: Go to the website shown on your Proxy or voting instruction form until 11:59 p.m. Eastern Time, the day before our Annual Meeting.
•
Telephone: As shown on the Proxy or voting instruction form you received until 11:59 p.m. Eastern Time, the day before our Annual Meeting.
•
Mail: Mark, sign, date and promptly return your Proxy or voting instruction form.
•
In Person at the Virtual Annual Meeting: You may vote in person during the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/CBL2026 and entering the 16-digit control number found on your proxy card or on the voting instruction form you received from your broker.

Internet Availability of Materials	This Notice of Annual Meeting and Proxy Statement, as well as our Annual Report for the Company’s fiscal year ended December 31, 2025, are also available via the internet at: www.proxyvote.com.

This Proxy Statement was first provided to shareholders on or about April 22, 2026.

Annual Meeting Proposals and Board Recommendations

Proposal	Board Recommendation	Page Reference
Proposal 1 – Election of Directors	For all nominees	7
Proposal 2 – Ratification of the selection of Deloitte as our independent registered public accounting firm for 2026	For	83
Proposal 3 – Advisory Vote to Approve the Compensation of Our Named Executive Officers	For	85
Transaction of any other business that properly comes before our Annual Meeting

Director Nominees (Page 7)

Name	Age	Director Since	Occupation	Independent (Yes/No)	Board Committee Memberships	Other Public Company Boards
Stephen D. Lebovitz	65	1993	Chief Executive Officer of the Company	No	None	None
David J. Contis	67	2021

Non-Executive Chairman of the Board of the Company
Founder and President of
Agora Advisors, Inc.
Former President - Mall Platform and Senior Executive Vice president of Simon Properties Group, Inc.
Former Executive Vice President and Chief Operating Officer of
The Macerich Company
Former President of
Equity Group Investments, L.L.C.

				Yes	Audit ($)	Equity Lifestyle Properties, Inc.; Acosta Verde
Marjorie L. Bowen	60	2021	Former Managing Director of the Fairness Opinion Practice at Houlihan Lokey, Inc.	Yes	Audit* ($), Nominating/ Corporate Governance

Diebold Nixdorf, Incorporated (2023-2025);
Bed Bath & Beyond, Inc. (2022-2023);
Sequential Brands Group, Inc.
(2021-2022);
Centric Brands, Inc. (2020);
Genesco, Inc. (2018-2019);
Navient Corporation
(2019-2020);
ShoreTel Inc. (2016-2017)

David M. Fields	68	2021	Senior Advisor to Sunset Development Company. Former Executive Vice President, Chief Administrative Officer and General Counsel of Sunset Development Company	Yes	Compensation, Nominating/ Corporate Governance*	EastGroup Properties, Inc.
Robert G. Gifford	69	2021	Former Chief Executive Officer, AIG Global Real Estate Former Principal with AEW Capital Management	Yes	Audit ($), Compensation*	Lehman Brothers Holding, Inc. (2011-2025) Retail Properties of America (2016-2021); Liberty Property Trust (2018-2020)
Jeffrey A. Kivitz	42	2022	Investment Partner and Chief Investment Officer, Canyon Capital Advisors	Yes	Compensation, Nominating/ Corporate Governance	None
Michael A. Torres	65	2023	Chief Executive Officer and portfolio manager of Adelante Capital Management	Yes	Audit ($), Compensation	None
* Denotes Committee Chairman ($) Audit Committee Financial Expert

Ratification of Auditors (Page 83)

We are asking our shareholders to ratify the appointment of Deloitte as the independent registered public accounting firm to serve as our auditors for the year ending December 31, 2026.

Say-on-Pay (Page 85)

Consistent with our shareholders’ preference, our Board of Directors is providing shareholders with an annual vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in our Proxy Statement.

Please review our Compensation Discussion and Analysis (beginning on page 29), which describes the principal components of our executive compensation program, the objectives and key features of each component and the compensation decisions made by our Compensation Committee for our named executive officers, and the accompanying executive compensation tables and related information (beginning on page 49) for additional details about our executive compensation programs, including information about our named executive officers’ fiscal year 2025 compensation.

PROXY STATEMENT

CBL & ASSOCIATES PROPERTIES, INC.

2030 Hamilton Place Blvd.

Suite 500

CBL Center

Chattanooga, Tennessee 37421

(423) 855-0001

ANNUAL MEETING OF SHAREHOLDERS

May 21, 2026

ANNUAL MEETING AND PROXIES

The enclosed proxy is solicited by and on behalf of the Board of Directors of CBL & Associates Properties, Inc., a Delaware corporation (the “Company” or “CBL”), for use at the annual meeting of shareholders of the Company (the “Annual Meeting”) to be held on Thursday, May 21, 2026, at 2:00 p.m. (EDT) and at any and all postponements or adjournments thereof. This year’s annual meeting will be an entirely “virtual meeting” of shareholders. You will be able to attend the meeting as well as vote and submit your questions via live webcast by visiting www.virtualshareholdermeeting.com/CBL2026 and entering the 16-digit control number included on your proxy card or on the voting instruction form you received from your broker. Any proxy given may be revoked at any time before it is voted by filing with the Secretary of the Company either an instrument revoking it or a duly executed proxy bearing a later date. All expenses of the solicitation of proxies for the Annual Meeting, including the cost of mailing, will be borne by the Company. In addition to solicitation by mail, Company officers and regular employees may solicit proxies from shareholders by telephone, telegram or personal interview but will not receive additional compensation for such services. The Company also intends to request persons holding stock in their name or custody, or in the name of nominees, to send proxy materials to their principals and request authority for the execution of the proxies. The Company will reimburse such persons for the associated expense.

In order to provide an opportunity for greater stockholder participation and reduce the environmental impact of our Annual Meeting, our 2026 Annual Meeting will be virtual again this year. You are entitled to attend and participate in the Annual Meeting only if you were a shareholder of record as of the record date or hold a valid proxy for the meeting. Those shareholders will be able to attend the virtual Annual Meeting, vote their shares and submit questions during the meeting via live audio webcast by visiting: www.virtualshareholdermeeting.com/CBL2026. Please note that there will be no in-person meeting for you to attend.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 21, 2026:

The Company’s Notice of Annual Meeting and Proxy Statement for the Annual Meeting, as well as our Annual Report for the Company’s fiscal year ended December 31, 2025, are also available at www.proxyvote.com.

VOTING AT THE ANNUAL MEETING

Record Date and Shares Entitled to Vote

Only shareholders of record at the close of business on April 7, 2026 are entitled to vote on the matters to be presented at the Annual Meeting. The number of shares of the Company’s common stock, par value $.001 per share (“Common Stock”), outstanding on such date and entitled to vote was 30,944,792 shares (excluding treasury shares).

Quorum Requirements

The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock is required for a quorum to transact business at the Annual Meeting with respect to those matters requiring approval by the holders of Common Stock (our only outstanding class of capital stock), but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

Votes Necessary to Approve the Proposals

The vote required to approve each of the proposals at the Annual Meeting is as follows:

•
The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the Annual Meeting is required for the election of the Board of Directors’ nominees for re-election as directors under Proposal 1.
•
The affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present or represented at the Annual Meeting is required for approval of:
•
Proposal 2, ratification of the selection of Deloitte as the independent registered public accounting firm (referred to herein as the “independent registered public accountants” or the “independent registered public accounting firm”) for the Company’s fiscal year ending December 31, 2026; and
•
Proposal 3, the advisory resolution approving the compensation of our named executive officers.

Each share of Common Stock is entitled to one vote with respect to those matters upon which such share is to be voted. No cumulative voting rights are authorized and dissenters’ rights are not applicable to these matters.

While the Company’s directors will be elected by plurality vote at the Annual Meeting, as further described below under “Corporate Governance Matters – Additional Policy Statements,” the Board of Directors has implemented a majority voting policy under our Corporate Governance Guidelines, which provides that a director who is nominated in an uncontested election, and who receives a greater number of votes “withheld” from his or her election than votes “for” such election, is required to immediately tender his or her resignation to the Board of Directors for consideration.

Special Note Regarding Shares Held in Broker Accounts

Under New York Stock Exchange (“NYSE”) Rule 452, NYSE member organizations are prohibited from giving a proxy to vote with respect to certain matters, including matters involving (i) an election of directors, (ii) any proposal related to executive compensation (including any shareholder advisory votes on the approval of executive compensation or on the frequency of such shareholder advisory votes) or (iii) an authorization to implement an equity compensation plan, or any material revision to the terms of any existing equity compensation plan, without receiving voting instructions from a beneficial owner. Therefore, brokers will not be entitled to vote shares at the Annual Meeting with respect to Proposal 1 or Proposal 3 without instructions by the beneficial owner of the shares. Beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with the election of directors (Proposal 1), or with taking action on the advisory resolution approving the compensation of our named executive officers (Proposal 3).

Voting Procedures

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the shareholder of record with respect to those shares and you are receiving a proxy card for the virtual Annual Meeting. If your shares are held in an account at a broker, bank or other similar organization, you are the beneficial owner of shares held in “street name” and you are receiving a voting instruction form. Holders of our Common Stock on the April 7, 2026 record date have three ways to vote: by mail, by phone and via the Internet using a computer:

By Mail: you may complete, sign and return your proxy card (or the voting instruction form received from your broker or bank, as applicable) by pre-paid mail.

By Telephone: you also may use the toll-free telephone number indicated on the proxy card or voting instruction form to vote by telephone until 11:59 p.m. Eastern Time the day before our Annual Meeting.

Via the Internet: you also may visit the website indicated on the proxy card or voting instruction form to vote via the Internet, until 11:59 p.m. Eastern Time the day before our Annual Meeting, or vote online during the virtual Annual Meeting, as describe below.

You must enter the 16-digit control number found on your proxy card (or voting instruction form) in order to vote in advance of the Annual Meeting as described above, and to vote and/or to participate during the Annual Meeting by visiting: www.virtualshareholdermeeting.com/CBL2026. (If you are a “street name” holder and previously requested a legal proxy from your broker, bank or other similar organization, you may also use such legal proxy to vote at and/or participate in the Annual Meeting.) Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote in advance of the Annual Meeting by one of the methods described above.

As noted above, under the rules of the NYSE, on certain routine matters brokers may, at their discretion, vote shares they hold in “street name” on behalf of beneficial owners who have not returned voting instructions to the brokers. Routine matters include the ratification of the selection of the independent registered public accountants (Proposal 2). In instances – such as voting on Proposals 1 and 3 at the Annual Meeting – where brokers are prohibited from exercising discretionary authority (so-called “broker non-votes”), the shares for which they have not received voting instructions are counted as present for the purpose of determining whether or not a quorum exists at the Annual Meeting, but are not included in the vote totals. Because broker non-votes are not included in the vote, they are not counted as votes cast “for” or “against” a proposal. Accordingly, assuming the presence of a quorum at the Annual Meeting, abstentions and broker non-votes will have no effect on the election of any nominee for director under Proposal 1, so long as such nominee receives any affirmative votes, and also will have no effect on the ratification of the selection of the independent registered public accountants under Proposal 2 or the advisory resolution approving compensation of our named executive officers under Proposal 3.

Unless contrary instructions are indicated on the accompanying form of proxy, the shares represented thereby will be voted by the persons named as proxies on such form FOR the election of the Board of Directors’ nominees for re-election as directors of the Company as described in Proposal 1; FOR ratification of the selection of Deloitte as the independent registered public accountants for the Company’s fiscal year ending December 31, 2026 as described in Proposal 2; and FOR the advisory resolution approving compensation of our Named Executive Officers as described in Proposal 3.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our Board of Directors, upon the recommendation of our Nominating/Corporate Governance Committee, has nominated the Company’s seven current directors for re-election by shareholders at this year’s Annual Meeting. A majority of our directors are unaffiliated (“Independent Directors”) with the Company and its predecessor entity, CBL & Associates, Inc. and its affiliates (“CBL’s Predecessor”). All directors are elected on an annual basis.

Our Board of Directors has delegated to the Nominating/Corporate Governance Committee, pursuant to the provisions of such Committee’s Charter and our Company’s Corporate Governance Guidelines, the responsibility for evaluating and recommending to the Board candidates to be considered as nominees for election as directors of our Company. In discharging these responsibilities, the Nominating/Corporate Governance Committee may solicit recommendations from any or all of the following sources: the Independent Directors, the Chairman of the Board, the Chief Executive Officer, other executive officers, third-party search firms or any other source it deems appropriate. The Nominating/Corporate Governance Committee’s criteria for the evaluation and selection of director candidates are described in more detail below under “Board of Directors’ Meetings and Committees – Nominating/Corporate Governance Committee.”

Director Nominees

Upon the recommendation of the Nominating/Corporate Governance Committee, our Board intends to present for action at the Annual Meeting the re-election of Stephen D. Lebovitz, Marjorie L. Bowen, David J. Contis, David M. Fields, Robert G. Gifford, Jeffrey A. Kivitz and Michael A. Torres, each to serve for a term of one year and until their successors are duly elected and shall qualify. Stephen D. Lebovitz serves as Chief Executive Officer of the Company, and David J. Contis serves as Non-Executive Chairman of the Board. Messrs. Contis, Fields, Gifford, Kivitz and Torres and Ms. Bowen are the Company’s six Independent Directors. Unless authority to vote for such nominees is withheld, the enclosed proxy will be voted for such nominees, except that the persons designated as proxies reserve discretion to cast their votes for other persons in the unanticipated event that any of such nominees is unable or declines to serve.

Summary of Board Experience As a general matter, our Board believes that each of our directors has valuable individual qualifications, attributes and skills including significant leadership and strategic planning expertise gained through experience in one or more of the fields and capacities summarized below that, taken together, provide us with the variety and depth of knowledge, judgment and vision necessary to provide effective oversight of the management of a publicly traded real estate investment trust (“REIT”) in the shopping center industry such as our Company. The following table highlights our directors’ experience, qualifications, attributes and skills:

	S. Lebovitz	M. Bowen	D. Contis	D. Fields	R. Gifford	J. Kivitz	M. Torres
Chief Executive Officer/President/Founder	X		X		X		X
Chief Operating Officer/Business Unit Chief Executive			X	X
Commercial Real Estate	X		X	X	X		X
Financial Services / Capital Markets	X	X	X		X	X	X
Investment Banking		X
Legal Services			X	X
Corporate Restructuring		X	X		X	X
Corporate Governance		X	X	X			X
Retail Operations			X	X
International Business Experience			X
M&A Transactional Experience / Corporate Strategic Planning	X	X	X		X	X	X
Risk Oversight / Management	X	X	X	X	X	X	X
Financial Literacy	X	X	X	X	X	X	X
Accounting / Audit		X	X				X
Human Capital Management / Employee Benefits			X	X	X		X
Corporate Responsibility Experience			X	X		X
Gender Diversity		X
Ethnic Diversity				X			X

Additional details concerning the senior executive management, professional, public company and philanthropic leadership experiences that our Board, with the advice of the Nominating/Corporate Governance Committee, has determined qualify each director for service on our Company’s Board of Directors are set forth in each individual’s biography presented below. For each of these individuals, the position(s) shown in the left column represents the individual’s position(s) with the Company and with CBL & Associates Management, Inc., a Delaware corporation (the “Management Company”), through which the Company’s property management and development activities are conducted.

DIRECTOR NOMINEE	BIOGRAPHICAL INFORMATION

Stephen D. Lebovitz Chief Executive Officer Director since 1993 Age – 65

Stephen D. Lebovitz serves as Chief Executive Officer of the Company, and also served as President of the Company prior to Michael I. Lebovitz being promoted to serve as President in June 2018. He previously served as President and Secretary of the Company from February 1999 to January 1, 2010, when he became President and Chief Executive Officer, and has served as a director of the Company since the completion of its initial public offering in November 1993. Since joining CBL’s Predecessor in 1988, Mr. Lebovitz has also served as Executive Vice President – Development/Acquisitions, Executive Vice President – Development, Senior Vice President – New England Office, and as Senior Vice President – Community Center Development and Treasurer of the Company. Before joining CBL’s Predecessor, Mr. Lebovitz was affiliated with Goldman, Sachs & Co. from 1984 to 1986.

Mr. Lebovitz is currently an Advisory Director of First Horizon Bank, N.A., Chattanooga, Tennessee. He served as Chairman of the International Council of Shopping Centers, Inc. (“ICSC”) from May 2015 through May 2016 and is a past Trustee and Divisional Vice President of the ICSC (2002-08), as well as a former member of the Advisory Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). Mr. Lebovitz holds a Bachelor’s degree in Political Science from Stanford University and a Master of Business Administration degree from Harvard University. Stephen D. Lebovitz is the son of Charles B. Lebovitz, Chairman Emeritus of the Company, and the brother of Michael I. Lebovitz and Alan L. Lebovitz.

David J. Contis Chairman of the Board Director since 2021 Age – 67

David J. Contis joined the Board on November 1, 2021. Mr. Contis is the Non‑Executive Chairman of the Company’s Board of Directors and serves as a member of the Audit Committee of the Company’s Board of Directors. Mr. Contis is the founder and President, since May 2017, of AGORA Advisors, Inc., which provides consulting services to real estate and retail companies in North and South America. Mr. Contis was President - Mall Platform and Senior Executive Vice president of Simon Properties Group, Inc., a publicly traded retail REIT, from May 2011 to May 2017. He previously served as President of Real Estate for Sam Zell’s Equity Group Investments from November 2006 to May 2011, and was Executive Vice President and Chief Operating Officer of The Macerich Company, a publicly traded shopping center REIT, from May 1997 to October 2006. Mr. Contis was employed in various capacities by affiliates of Equity Group Investments from 1980 to 1997, including as Vice Chairman, Executive Vice President and Chief Operating Officer of Equity Properties & Development L.P., from 1992 to 1997.

Mr. Contis has served on the boards of various companies, including his current service on the board of Equity Lifestyle Properties, Inc. a NYSE-listed REIT, where he chairs the Compensation, Nominating and Corporate Governance Committee and serves as a member of the Audit Committee. Mr. Contis also is a director and serves on the Investment Committee of Acosta Verde, which owns and operates shopping centers in Mexico and is listed on the Mexican Stock Exchange. He also serves as Senior Managing Director of the private Chai Trust Company. Mr. Contis is a graduate of DePaul University and DePaul University College of Law.

DIRECTOR NOMINEE	BIOGRAPHICAL INFORMATION

Marjorie L. Bowen Director since 2021 Age – 60

Marjorie L. Bowen joined the Board as of November 1, 2021. Ms. Bowen serves as Chair of the Audit Committee and as a member of the Nominating/Corporate Governance Committee of the Company’s Board of Directors. Ms. Bowen is a former Managing Director of the fairness opinion practice at Houlihan Lokey, having served in that capacity from 2000 through 2007 after having originally joined Houlihan Lokey in 1989. She has significant experience in the public REIT sector and has served as a Board member of numerous public and private companies in a variety of industries and has extensive Board experience with companies undergoing restructuring.

A qualified NYSE and NASDAQ financial expert, Ms. Bowen has chaired Special Committees and Audit Committees, as well as capital structure, strategic and transactionally oriented committees such as Restructuring, Finance and Strategic Review Committees. She has previously served on the boards of Diebold Nixdorf, Incorporated (2023-2025), Bed Bath & Beyond Inc. (2022-2023); Sequential Brands Group, Inc. (2021-2022); Centric Brands, Inc. (2020); Genesco, Inc. (2018-2019); Navient Corporation (2019-2020); and ShoreTel Inc. (2016-2017). Ms. Bowen graduated with an M.B.A. from the University of Chicago Booth School of Business and holds a B.A., cum laude from Colgate University.

David M. Fields Director since 2021 Age – 68

David M. Fields joined the Board as of November 1, 2021. Mr. Fields serves as Chair of the Nominating/Corporate Governance Committee and as a member of the Compensation Committee of the Company’s Board of Directors. Mr. Fields has over 30 years of experience leading operations, administration and legal affairs for companies with large-scale branded real estate holdings. From 2014 through 2024, he served as Executive Vice President, Chief Administrative Officer and General Counsel for Sunset Development Company, the developer of Northern California’s 585-acre Bishop Ranch. Currently, he continues as a Senior Advisor to Sunset Development. Prior to joining Sunset Development, Mr. Fields served as Executive Vice President, Chief Administrative Officer at Bayer Properties. Mr. Fields joined Bayer from the Irvine Company in Newport Beach, California, where he served as Vice President and General Counsel of Irvine’s retail properties division.

Mr. Fields also currently serves as a director and a member of the Board’s Compensation and Nominating and Corporate Governance Committees of EastGroup Properties, Inc., a NYSE-listed real estate investment trust focused on industrial properties. Mr. Fields is a graduate of Yale University and received his law degree from Harvard University.

DIRECTOR NOMINEE	BIOGRAPHICAL INFORMATION

Robert G. Gifford Director since 2021 Age – 69

Robert G. Gifford joined the Board as of November 1, 2021. Mr. Gifford serves as Chair of the Compensation Committee and as a member of the Audit Committee of the Company’s Board of Directors. Mr. Gifford served as President and Chief Executive Officer of AIG Global Real Estate from 2009 through 2016. Previously he was a Principal with AEW Capital Management for 22 years, holding leadership positions in acquisitions, capital markets/capital raising, portfolio and asset management.

Mr. Gifford has previously served as a Director of Lehman Brothers Holding Inc. (2011-2025) and on the Boards of NYSE-listed real estate investment trusts Retail Properties of America (2016-2021) and Liberty Property Trust (2018-2020). He is also a member of the Advisory Board of Milhaus, a private multi-family developer based in Indianapolis, Indiana. Mr. Gifford received a B.A. from Dartmouth College and a master’s degree in Public and Private Management from the Yale School of Management.

Jeffrey A. Kivitz Director since 2022 Age – 42

Jeffrey A. Kivitz joined the Board on August 10, 2022. Mr. Kivitz serves as a member of the Compensation and Nominating/Corporate Governance Committees of the Company’s Board of Directors. Mr. Kivitz is an Investment Partner and the Chief Investment Officer of Canyon Capital Advisors (together with its affiliates, “Canyon”), and he oversees Canyon’s corporate and asset backed investment teams in developing, analyzing and implementing investment strategies across the firm’s global platform. He also serves as Co-Portfolio Manager for Canyon’s Evergreen Private Credit strategy, and he has extensive expertise in the financial, technology, software, building products and retail sectors. Prior to joining Canyon in August of 2008, Mr. Kivitz worked as a consultant in both the private equity and general consulting practices at Bain & Company, where he acted as an advisor on buyout and corporate strategy. Mr. Kivitz received a B.A. in Economics, cum laude, from Williams College.

Michael A. Torres Director since 2023 Age – 65

Michael A. Torres joined the Board as of June 15, 2023. Mr. Torres serves as a member of the Audit and Compensation Committees of the Company’s Board of Directors. Mr. Torres is Chief Executive Officer and portfolio manager of Adelante Capital Management, having joined Adelante in February 1995. He has over 37 years of real estate and securities research experience. Prior to joining Adelante, Mr. Torres was the Director of Real Estate Research and a portfolio manager for Wilshire Asset Management. At Wilshire, he created the Wilshire Real Estate Securities Index, widely recognized as the industry’s performance benchmark.

Mr. Torres serves on the Board of Directors of Renova Therapeutics. He also serves on the BEE Partners LP and Blockchain Coinvestor’s Advisory Boards. He is an Emeritus Trustee of the UC Berkeley Foundation. Mr. Torres received a B.A. in Architecture and an M.B.A. from University of California, Berkeley.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RE-ELECTION OF THE SEVEN DIRECTOR NOMINEES NAMED ABOVE

Additional Executive Officers

Set forth below is information with respect to those individuals serving as executive officers of the Company as of April 7, 2026 (other than Stephen D. Lebovitz):

Name	Age	Current Position (1)
Andrew F. Cobb	57	Executive Vice President – Accounting
Jennifer H. Cope	46	Executive Vice President – Operations Services & Risk Management
Jeffery V. Curry	65	Chief Legal Officer and Secretary
Howard B. Grody	65	Executive Vice President – Leasing
Benjamin W. Jaenicke	42	Executive Vice President – Chief Financial Officer and Treasurer
Joseph H. Khalili	46	Executive Vice President – Financial Operations
Alan L. Lebovitz	58	Executive Vice President – Management
Michael I. Lebovitz	62	President
Katie A. Reinsmidt	47	Executive Vice President – Chief Operating Officer

(1) The position shown represents the individual’s position with the Company and with the Management Company.

Andrew F. Cobb serves as Executive Vice President – Accounting, a position to which he was promoted in September 2021. He also serves as a member of the Company’s Benefits Committee. Mr. Cobb joined CBL in June 2002 as Vice President – Accounting, and previously served as Senior Vice President – Director of Accounting from February 2015 through his promotion in September 2021 and as Vice President – Director of Accounting from February 2007 to February 2015. Prior to joining the Company, Mr. Cobb was with Arthur Andersen LLP from 1991 to 2002, serving as an audit manager from 1996 to 2002. Mr. Cobb is a certified public accountant, licensed in the State of Tennessee and a member of the Tennessee Society of Certified Public Accountants. Mr. Cobb received a Bachelor of Science in Accounting from Tennessee Technological University.

Jennifer H. Cope serves as Executive Vice President – Operations Services & Risk Management, a position to which she was promoted in May 2023. Ms. Cope joined CBL in 2001 as a junior financial services analyst and held various roles supporting financial services. In 2015, she transitioned to CBL’s business transformation team and was promoted to Vice President – Shared Services. In that role, Ms. Cope led the Company’s Shared Services and Operations Services divisions and, in 2021, she was promoted to Senior Vice President – Operations Services. Throughout her tenure with CBL, Ms. Cope has served various roles including supporting and participating in the Company’s insurance programs, risk management programs, technology initiatives, joint venture relations, loan closings and operations services. Ms. Cope received a Bachelor of Science in Finance and a Master of Business Administration degree from the University of Tennessee at Chattanooga.

Jeffery V. Curry serves as Chief Legal Officer and Secretary of the Company. Mr. Curry initially was appointed to serve as Interim Chief Legal Officer of the Company simultaneously with the creation of the Chief Legal Officer position by the Board in February 2012, which appointment was made permanent effective April 3, 2012. He was appointed Secretary of the Company effective September 10, 2012. Mr. Curry also serves as the Company’s Compliance Officer. He previously had served since 1986 as a legal advisor to the Company. Prior to joining the Company, Mr. Curry was a partner in the national law firm of Husch Blackwell LLP, counsel to the Company, a position he held since 2006 when he joined the local office of that firm along with a group of lawyers relocating from a firm that formerly provided legal services to the Company. Mr. Curry received his Doctor of Jurisprudence degree in 1985 from the University of Memphis Cecil C. Humphreys School of Law, where he was on the Editorial Board of the Law Review, and received a LL.M. in Taxation from New York University School of Law in 1986. Mr. Curry serves as a vice president and a member of the board of directors for Chattanooga Inner City Outreach, Inc., a local non-profit organization, and he is a member of the Chattanooga Bar Association and the Tennessee Bar Association.

Howard B. Grody serves as Executive Vice President – Leasing, a position to which he was promoted in September 2021. Mr. Grody previously served as Senior Vice President – Leasing of the Company from June 2008 through his promotion in September 2021 and as Vice President – Mall Leasing since 2000. Mr. Grody joined CBL in 1991 as a Leasing Manager for the Turtle Creek Mall development in Hattiesburg, Mississippi, and subsequently was promoted to the position of Senior Leasing Manager, where he had leasing responsibility for many of the Company’s properties throughout the country. Prior to joining CBL, Mr. Grody worked in the real estate industry with Sizeler Real Estate Properties. Mr. Grody was awarded the designation of Certified Leasing Specialist as recognized by ICSC in 1994, the program’s inaugural year, and was awarded the designation of Senior Certified Leasing Specialist in 2008. Mr. Grody has served two terms on the ICSC Certified Leasing Specialist Committee. Mr. Grody received his Bachelor of Science in Management degree from Tulane University.

Benjamin W. Jaenicke serves as Executive Vice President – Chief Financial Officer and Treasurer, a position he has held since January 2023. Mr. Jaenicke joined CBL in September 2022 as Executive Vice President – Finance. Prior to joining CBL, Mr. Jaenicke spent more than a decade with Wells Fargo (and predecessor firm Eastdil Secured) in real estate investment banking. In his role at Wells Fargo, he worked closely with executives across the real estate industry on strategic and capital planning including advising clients on M&A transactions, recapitalizations, and capital markets executions. Prior to joining Wells Fargo/Eastdil, he worked at PricewaterhouseCoopers where he performed audits and other accounting services for public REIT clients. Mr. Jaenicke holds a Bachelor of Science in Business and a Master of Accounting from Miami University and received his MBA from the University of Virginia Darden School of Business. He is a CFA charterholder and former Certified Public Accountant.

Joseph H. Khalili serves as Executive Vice President – Financial Operations, a position to which he was promoted in May 2023. Mr. Khalili joined CBL in 2012 as a portfolio accountant focused on third-party managed properties and was promoted to Acquisitions Analyst in 2014. In 2016, he assumed the role of Director – Financial Planning and Analysis and, in 2019, was promoted to Vice President – Financial Operations and Administration. As Mr. Khalili assumed and continued his leadership of the Company’s financial planning and budgeting teams, he was promoted to Senior Vice President – Financial Operations and then to his current position. Prior to joining CBL, Mr. Khalili spent seven years with General Growth Properties. Mr. Khalili received his Bachelor of Science in Finance from the University of Tennessee at Chattanooga.

Alan L. Lebovitz serves as Executive Vice President – Management of the Company. Mr. Lebovitz served as Senior Vice President - Asset Management of the Company from February 2009 to February 2018, when he was promoted to his current position. He previously served as Vice President - Asset Management having held that position from 2002 through February 2009, and had served in various positions in management, leasing and development since joining the Company in 1995. Prior to joining CBL in 1995, Mr. Lebovitz received his B.A. from Northwestern University in 1990, was affiliated with Goldman, Sachs & Co. from 1990 to 1992 and obtained an M.B.A. from Vanderbilt University. Mr. Lebovitz is an active community volunteer and is the son of Charles B. Lebovitz and the brother of Stephen D. Lebovitz and Michael I. Lebovitz.

Michael I. Lebovitz serves as President of the Company. He assumed this role in June 2018 after serving as Executive Vice President – Development and Administration from January 2010 through June 2018. Before that, Mr. Lebovitz held the position of Senior Vice President – Chief Development Officer from June 2006 to January 1, 2010. He previously served as Senior Vice President – Mall Projects beginning in January 1997, following earlier roles as Vice President – Development and as a project manager. He was promoted to Vice President in 1993. Prior to joining CBL’s predecessor, Mr. Lebovitz worked with Goldman, Sachs & Co. from 1986 to 1988. Mr. Lebovitz has held numerous leadership roles in community and national organizations. He is a past president of the Jewish Community Federation of Greater Chattanooga and previously served on the national boards of Hillel and the Jewish Federations of North America. He also served on the United States Holocaust Memorial Council and was National Campaign Chair for the Jewish Federations of North America from 2010 to 2011. In addition, he has been a member of the board of the United Way of Greater Chattanooga and formerly served on the board of The McCallie School in Chattanooga. Michael I. Lebovitz is the son of Charles B. Lebovitz and the brother of Stephen D. Lebovitz and Alan L. Lebovitz.

Katie A. Reinsmidt serves as Executive Vice President – Chief Operating Officer of the Company. She also serves as Chairperson of the Company’s Benefits Committee and is the Executive Sponsor for CBL’s Corporate Responsibility Steering Committee and CBL Community, an employee-led resource group focused on fostering an inclusive environment for team members and visitors to CBL’s properties. Ms. Reinsmidt served as Executive Vice President – Chief Investment Officer from February 2017 through May 2023, when she was promoted to her current position. She served as Senior Vice President – Investor Relations/Corporate Investments of the Company from September 2012 through February 2017. Ms. Reinsmidt joined the Company as Director of Investor Relations in 2004 and previously was promoted to Director – Corporate Communications and Investor Relations in 2008 and to Vice President – Corporate Communications and Investor Relations of the Company in 2010. Prior to joining the Company, Ms. Reinsmidt served as an Associate Analyst at A.G. Edwards & Sons in St. Louis, Missouri, where she provided research coverage for retail, healthcare and lodging REITs. Ms. Reinsmidt received her Bachelor of Science degree in Economics from the University of Missouri – St. Louis. In December 2025, she was appointed as a Trustee of the ICSC and also serves as a Trustee and Vice Chairperson of the City of Chattanooga General Pension Board, and served as its Secretary from February 2017 through May 2023 and Vice Chairperson from March 2011 through February 2017.

Involvement in Certain Legal Proceedings

Our financial and operating results during 2020 were significantly impacted by the temporary closure of our portfolio for a significant period due to government mandates and operating restrictions related to the COVID-19 pandemic and, on November 1, 2020, the Company, along with CBL & Associates Limited Partnership, a Delaware limited partnership (the Company’s “Operating Partnership”) and certain of its direct and indirect subsidiaries, filed voluntary petitions under chapter 11 of title 11 (“Chapter 11”) of the United States Code, pursuant to which the Company subsequently obtained Bankruptcy Court confirmation of a plan (the “Plan”) and emerged from Chapter 11 reorganization on November 1, 2021. Certain of our above-referenced executive officers (Stephen D. Lebovitz, Jeffery V. Curry, Alan L. Lebovitz, Michael I. Lebovitz and Katie A. Reinsmidt) were executive officers of the Company at the time of such filing. The Board of Directors does not believe the filing of these Chapter 11 cases is material to an evaluation of the ability or integrity of any of the Company’s executive officers.

Operation of the Company’s Business; Certain Aspects of the Company’s Capital Structure

Our Company operates through its two wholly owned subsidiaries, CBL Holdings I, Inc., a Delaware corporation (“CBL Holdings I”), and CBL Holdings II, Inc., a Delaware corporation (“CBL Holdings II”). As of the April 7, 2026, record date for the Annual Meeting, through the referenced subsidiaries, our Company currently holds a 1.0% sole general partner interest and a 98.98% limited partner interest, for an aggregate total interest of 99.98% in our Operating Partnership.

Pursuant to the Operating Partnership Agreement, the limited partners possess certain rights (the “CBL Rights”), consisting of the right to exchange all or a portion of their Common Units in the Operating Partnership for shares of Common Stock or their cash equivalent, at the Company’s election. The CBL Rights may be exercised at any time and from time to time to the extent that, upon exercise of the CBL Rights, the exercising party shall not beneficially or constructively own shares of Common Stock in excess of the applicable share ownership limits set forth in the Company’s Certificate of Incorporation. The Company, however, may not pay in shares of Common Stock to the extent that this would result in a limited partner beneficially or constructively owning in the aggregate more than its applicable ownership limit or otherwise jeopardize, in the opinion of counsel to the Company, the Company’s qualification as a REIT for tax purposes.

Our Company conducts substantially all of its business through the Operating Partnership. Our Company conducts its property management and development activities through the Management Company, which is a taxable REIT subsidiary, to comply with certain technical requirements of the Internal Revenue Code of 1986, as amended.

CORPORATE GOVERNANCE MATTERS

Governance Highlights

• 6 out of 7 Director nominees are independent	• Independent compensation consultant
• Independent Chairperson	• Performance driven Executive Compensation, including specific Corporate Responsibility Goals
• Separate CEO and Board Chairperson	• Nominating/Corporate Governance Committee oversight of CBL’s Corporate Responsibility Program
• Fully independent Committees and Committee Chairpersons	• Prohibition against hedging, pledging and margin lending using Company shares
• All Directors elected annually	• Double-trigger Change of Control for Executive Compensation
• Director resignation policy	• Code of Conduct and Business Ethics for officers, employees and Directors certified annually
• Annual Board and Committee evaluations	• Robust minimum stock ownership requirements for executive officers and Non-employee Directors
• All Audit Committee Members are Audit Committee Financial Experts	• CBL does not make political contributions

Our Board has adopted guidelines on corporate governance (including director independence criteria), committee charters, and a code of business conduct and ethics setting forth the Company’s corporate governance principles and practices. These documents can be accessed in the “Investor Relations – Governance – Governance Documents” section of the Company’s website at www.cblproperties.com. The Second Amended and Restated Guidelines on Corporate Governance, as further amended by the Board of Directors effective November 10, 2022 to revise and clarify the minimum stock ownership guidelines for our Non-Employee Directors and Executive Officers, are referred to herein as the “Corporate Governance Guidelines”). See also “Corporate Governance Matters – Additional Policy Statements” below.

Director Independence

Our Board has adopted a set of director independence standards (“Director Independence Standards”) for evaluating the independence of each of the directors in accordance with the requirements of the Securities and Exchange Commission (“SEC”) and of the NYSE corporate governance standards. The Director Independence Standards are included as an exhibit to our Company’s Corporate Governance Guidelines, which can be found in the “Investor Relations – Governance – Governance Documents” section of the Company’s website at www.cblproperties.com. Pursuant to NYSE Rule 303A.02(a) and the provisions of our Company’s Director Independence Standards (as set forth below), our Board has reviewed whether any director has any relationship with the Company’s independent registered public accounting firm that would preclude independence under SEC and NYSE rules, or any material relationship with our Company (either directly or as a partner, member, shareholder or officer of an organization that has a relationship with the Company) which could (directly or indirectly) materially impact the ability of such director or nominee to exert his or her independent judgment and analysis as a member of our Board. As a result of this review, our Board affirmatively determined that six of our Company’s seven current directors were independent under the standards of the SEC and NYSE and as set forth in our Company’s Director Independence Standards. Stephen D. Lebovitz, who is the Chief Executive Officer of our Company and an employee of the Management Company, was deemed not independent.

In making the independence determinations with respect to the Company’s current Independent Directors, the Board of Directors considered the following factors:

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With respect to each of Messrs. Contis, Fields and Gifford, as well as Ms. Bowen, the Board considered the fact that they initially were recommended to the Nominating/Corporate Governance Committee and Board for consideration by an Ad Hoc Bondholder Group, in connection with the Company’s Chapter 11 reorganization process and pursuant to a formal search that was conducted by the Korn Ferry management consulting firm.

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With respect to Mr. Kivitz, the Board considered the fact that he is an Investment Partner and the Chief Investment Officer of Canyon, which advised certain funds and accounts (the “Canyon Funds”) which were Consenting Crossholders in the Chapter 11 Cases that held, or were deemed to beneficially own, in excess of 20% of the aggregate principal amount of the Operating Partnership’s then-outstanding public bonds and served as a lender under the Company’s pre-emergence Credit Agreement, and the fact that, as Consenting Crossholders, the Canyon Funds, on account of their Allowed Consenting Crossholder Claim(s), received their Pro Rata share of the Consenting Crossholder Claims Recovery Pool pursuant to the terms of the Plan; provided that each Consenting Crossholder entitled to receive New Senior Secured Notes on account of its Crossholder Claim was entitled to make the Convertible Notes Election (all as defined in the Plan). The Board further considered (i) the fact that, in connection with his appointment to the Board of Directors, Mr. Kivitz agreed with Canyon that he will resign as a director of the Company if he ceases to be employed with Canyon and (ii) the fact that, as a partner in Canyon, Mr. Kivitz has an indirect interest in the above-described transactions, which could be material, in that he receives a portion of amounts received by Canyon related to the management and increase in value of certain of the funds and accounts advised by Canyon whose portfolios include an investment in the Company.

In each case, the Board of Directors determined that the factors described above did not interfere with the independence of each of the above-referenced Independent Directors.

Additional Policy Statements

Our Corporate Governance Guidelines also include the additional policy statements summarized below:

Director Resignation Policy– a policy statement that requires a director who is nominated in an uncontested election but does not receive a “majority vote” to immediately tender his or her resignation to the Board of Directors for consideration. A “majority vote” means that the number of shares voted “for” a director must exceed the number of votes “withheld” with respect to the election of that director. The policy provides that if a director does not receive a “majority vote” and tenders his or her resignation, the Nominating/Corporate Governance Committee will make a recommendation to our Board of Directors on whether to accept or reject the resignation. The Board will then consider the Nominating/Corporate Governance Committee’s recommendation and publicly disclose its decision to either accept or reject the resignation within 90 days from the date of certification of the election results. The director whose resignation is being considered will not participate in the recommendation of the Nominating/Corporate Governance Committee or the decision of the Board of Directors.

Limits on Other Board Participation – a policy statement that limits to four (4) the number of other public company boards (not counting the Company’s Board) upon which a director may serve at any given time.

Minimum Stock Ownership for Non-Employee Directors – as amended, a policy statement that provides that by five (5) years from the later of (i) the adoption of the revised policy (November 10, 2022) or (ii) becoming a member of the Company’s Board, a Non‑Employee Director (a director that is not an employee of the Company, currently, the Independent Directors) must accumulate and hold at least an amount of shares of the Company’s Common Stock having a value, determined as set forth in the policy statement, equal to not less than five (5) times the amount of the Annual Cash Retainer that such Non‑Employee director shall receive from the Company. This policy statement includes an exemption for any Non‑Employee director who is prohibited by law or by the regulations of his or her employer from having an ownership interest in the Company’s securities.

Minimum Stock Ownership for Executive Officers – a policy statement that provides that by five (5) years from the later of (i) the adoption of the revised policy (November 10, 2022) or (ii) becoming an executive officer, such officer must own an amount of the Company’s Common Stock, determined as set forth in the policy statement, having a value at least equal to the following formula amounts:

Executive Officer	Level of Stock Ownership
Chief Executive Officer	6x prior calendar year’s annual base salary
President	3x prior calendar year’s annual base salary
Chief Financial Officer	3x prior calendar year’s annual base salary
Chief Operating Officer	3x prior calendar year’s annual base salary
Chief Legal Officer	3x prior calendar year’s annual base salary
Executive Vice Presidents	3x prior calendar year’s annual base salary

Additional Policies Applicable to Minimum Stock Ownership Requirements for Non-Employee Directors and Executive Officers – For purposes of these requirements, the ownership of interests that are exchangeable for shares of Company stock (such as stock options, performance stock units (“PSUs”), restricted stock units (“RSUs”) or similar interests) will be deemed “owned” by an individual only after (A) as to stock options, the individual’s exercise of such stock options and the resulting acquisition of shares of stock; and (B) as to PSUs, RSUs and similar interests: (i) a determination that the performance goals or factors that must be satisfied to allow for the exchange of such PSUs, RSUs or similar interests for shares of stock have been met and (ii) such exchange is then implemented. A valuation formula for purposes of annual compliance testing under these requirements provides that shares of the Company’s Common Stock will be “valued” for such purpose at the greater of (A) their actual cost basis, for shares purchased by a Non-Employee Director or executive officer, (B) the tax basis for shares awarded to Non-Employee Directors and executive officers on a compensatory basis or (C) the average value of the Company’s Common Stock for the calendar year preceding the year in which such testing occurs, determined by using the average of the closing prices of the Company’s Common Stock on the NYSE on each trading day in the preceding calendar year. Further, any exceptions to the required minimum stock ownership levels for any Non-Employee Director or executive officer will be subject to review and discretionary approval by the Chairman of the Board’s Compensation Committee (or by the Chairman of the Nominating/Corporate Governance Committee, if such exception involves the Chairman of the Compensation Committee).

Changes in Director’s Principal Occupation or Business Association – a policy statement that provides that when the principal occupation or business association of a member of the Board of Directors changes substantially from the position he or she held at the time of their most recent election to the Board, such director shall promptly notify, in writing, the Chairperson of the Nominating/Corporate Governance Committee (or the other members of the Nominating/Corporate Governance Committee, if such affected director is the Chairperson). The Nominating/Corporate Governance Committee shall then review – with the affected director abstaining if he or she is a member – whether it is appropriate and in the best interests of the Company to allow the continued participation of such director as a member of the Board of Directors of the Company. If the Nominating/Corporate Governance Committee recommends that such director should no longer serve as a member of the Board of Directors of the Company as a result of such change, and the full Board of Directors (excluding the director at issue) ratifies such recommendation, then the Board of Directors shall request that the affected director submit a letter of resignation.

Initial Term of Director Appointed to Fill a Board Vacancy – a policy statement that provides that any director appointed by the Board of Directors of the Company to fill a vacancy created by the departure of another director shall serve only until the next regularly scheduled annual meeting of the Company’s shareholders. In order for such director to continue to serve thereafter, he or she must be nominated and duly elected for another full term.

Executive Sessions for Independent Directors

In accordance with the NYSE Rule 303A.03, the Independent Directors of the Company meet from time to time in scheduled executive sessions without management participation. Currently, these executive sessions are chaired by David J. Contis in his capacity as Non-Executive Chairman of the Board. The Independent Directors met in five executive sessions during 2025.

Board Leadership and Structure

Our Board of Directors has no formal policy with respect to the separation of the offices of Chairman and Chief Executive Officer. Current Chairman of the Board of Directors David J. Contis succeeded to that position in conjunction with the resignation of the prior Chairman in January 2023.

In connection with each of its decisions concerning the structure of Company’s Board leadership, our Board of Directors also has considered the strong, ongoing leadership and oversight role played by the Company’s Independent Directors, which may be summarized as follows:

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Historically a majority of our Board has been comprised of Independent Directors at all times, in keeping with the listing requirements of the NYSE, and six of the seven current nominees for re-election to the Company’s Board are Independent Directors as described above.
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The Independent Directors are a sophisticated group of professionals, a majority of whom have significant experience in the commercial real estate industry in addition to possessing a variety of other expertise and skills, and many of whom either are currently, or have been, leaders of major companies or institutions.
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Our Board has established three standing Committees composed solely of Independent Directors — the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee — each with a different Committee chair, and each with responsibility for overseeing key aspects of CBL’s corporate governance (see “Board of Directors Meetings and Committees” below).

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As described above, the Independent Directors regularly meet in executive sessions without the presence of management, with the Non-Executive Chairman of the Board presiding over such sessions.
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The Independent Directors, as well as our full Board, have complete access to the Company’s management team. The Board and its committees receive regular reports from management on the business and affairs of the Company and related strategic planning considerations.
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Under the Company’s Corporate Governance Guidelines, all Company directors have full access to the executive officers of the Company (including the Company’s Chief Legal Officer), the Company’s independent counsel, independent registered public accountants, and any other advisors that the Board or any director deems necessary or appropriate.

The Board believes that having a diverse range of experience and backgrounds on our Board is a competitive advantage that will make our Company stronger over time. We believe it is important to routinely assess the composition of the Board with a goal of striking a balance between the knowledge and understanding of the business that comes from longer-term service on the Board and the fresh ideas and perspective that can come from adding new members. While depth and breadth of professional and life experience, particularly in relation to the existing Directors, are the primary factors used in selecting directors, we consider multiple dimensions and will continue to pursue opportunities to enhance the composition of our Board.

Average Director Age: 62 years Average Tenure: 7.8 years Independence: 86%

Gender Diversity: 14% Racial/Ethnic Diversity: 29%

Board and Management Role in Risk Oversight

Assessing and managing risk is the responsibility of the management of our Company. Our Board is responsible for overseeing our risk management. The Board administers its risk oversight function through (1) the review and discussion of regular periodic reports to the Board and its committees on topics relating to the risks that the Company faces, including, among others, market conditions, tenant concentrations and credit worthiness, leasing activity, the status of current and anticipated development projects, compliance with debt covenants, management of debt maturities, access to debt and equity capital markets, environmental and social matters, cybersecurity risks and threat mitigation related to our technology and information systems, existing and potential legal claims against the Company and various other matters relating to the Company’s business; (2) the required approval by the Board of Directors of significant transactions that entail the expenditure of funds or incurrence of debt or liability in amounts in excess of certain threshold dollar amounts; (3) the review and discussion of regular periodic reports to the Board and its committees from the Company’s independent registered public accountants regarding various areas of potential risk, including, among others, those relating to the qualification of the Company as a REIT for tax purposes; and (4) the direct oversight of specific areas of the Company’s business by the Compensation, Audit and Nominating/Corporate Governance Committees.

In addition, under its charter, the Audit Committee is specifically responsible for reviewing and discussing management’s policies with respect to risk assessment and risk management. The Company’s Director of Internal Audit meets regularly in executive sessions with the Audit Committee (at least quarterly and more frequently if necessary), for discussions of the Company’s oversight of risk through the internal audit function, including an annual review of the Company’s internal audit plan, which is focused on significant areas of financial, operating, and compliance risk, and periodic updates on the results of completed internal audits of these significant areas of risk. The Audit Committee also monitors the Company’s SEC disclosure compliance, and any related reporting risks, and receives regular reports from the Company’s Compliance Committee which assists the Audit Committee in exercising certain oversight responsibilities concerning the Company’s use of interest rate hedging instruments to manage our exposure to interest rate risk (including but not limited to entering swaps for such purpose and the exemption of any such swaps from applicable execution and clearing requirements).

Cybersecurity Risk Oversight and Mitigation

As part of its regular oversight of risk management, the Audit Committee also is responsible for the oversight of cybersecurity risk and threat mitigation related to our information technology and information systems, including protection and security of employee and customer data. Our Senior Vice President – Technology Solutions is responsible for the day-to-day management of our cybersecurity program and reports directly to our President. The Audit Committee is responsible for overseeing cybersecurity risks, and Management reports to the Audit Committee on the Company’s cybersecurity program, current cybersecurity projects and industry trends and efforts to mitigate cybersecurity risk on at least a semi-annual basis. Additional information concerning the Company’s cybersecurity risk management and mitigation programs is set forth in Item 1C – Cybersecurity, contained in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC, that accompanies this Proxy Statement.

Insider Trading Policy

The Company has adopted a policy regarding insider trading that governs the purchase, sale, and other dispositions of the Company's securities by directors, officers, and employees of the Company, and by the Company itself, that is designed to promote awareness and compliance with insider trading laws, rules, and regulations, and applicable NYSE listing standards. The Company's Insider Trading Policy is filed as Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC.

Communicating With the Board of Directors

The Company provides a process for shareholders and other interested parties to send communications to the Board or any of our directors. Such persons may send written communications to the Board or any of the directors c/o CBL Investor Relations, CBL Properties, 2030 Hamilton Place Blvd., Suite 500, CBL Center, Chattanooga, Tennessee, 37421-6000. All communications will be compiled by the Company’s Executive Vice President – Chief Operating Officer and submitted to the Board or to the individual director(s) to whom such communication is addressed. It is the Company’s policy that all directors attend the Annual Meeting unless they are prevented from attending due to scheduling conflicts or important personal or business reasons; provided, however, it is the Company’s policy that a majority of the directors (including a majority of the Company’s Independent Directors) attend each Annual Meeting. All of the Company’s directors attended the virtual 2025 Annual Meeting of Shareholders.

Code of Business Conduct and Ethics

Our Board has adopted a Fourth Amended and Restated Code of Business Conduct and Ethics (the “Code of Business Conduct”) that applies to all directors, officers and employees, including the Company’s principal executive officer, principal financial officer and principal accounting officer. The Code of Business Conduct is available in the “Investor Relations – Governance – Governance Documents” section of the Company’s website at www.cblproperties.com, or at no charge by directing a written request for a copy to the Company at CBL Properties, CBL Center, Suite 500, 2030 Hamilton Place Blvd., Chattanooga, Tennessee 37421-6000, Attention: CBL Investor Relations. The purpose of the Code of Business Conduct is to provide a codification of standards that is reasonably designed to deter wrongdoing and to promote accountability for and adherence to the standards of the Code, including honest and ethical conduct, as well as the prompt internal reporting to an appropriate person or persons of violations of the Code; the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in the Company’s filings with the SEC and in other public communications by the Company; and compliance with all applicable rules and regulations that apply to the Company and to its directors, officers and employees. On at least an annual basis, all employees and Directors of the Company are required to reaffirm their understanding of and willingness to comply with this Code by acknowledging such in writing or in a secure electronic form.

Corporate Responsibility

CBL believes that we should embrace corporate responsibility, promoting a culture of accountability, fairness, and transparency in how we manage our relationships with investors, team members, tenants, and partners. We have a comprehensive set of policies and procedures that govern the activities of the group, including:

SOCIAL POLICIES: CBL sets standards on equal opportunity employment, worker rights, discrimination, stakeholder engagement, employee performance and career development, human rights and workplace accountability, freedom of association, and labor practices.

GOVERNANCE POLICIES: CBL maintains standards and policies on bribery and corruption, data protection & privacy, cybersecurity, executive compensation, fiduciary duty, fraud, political contributions, whistleblower protection, internal audit, and risk management.

SUSTAINABILITY POLICIES: CBL maintains policies outlining CBL’s commitment and programs related to sustainable building practices, sustainable property management, and is implementing green lease language in new lease contracts.

Sustainability Programs

CBL’s Corporate Responsibility (CR) Steering Committee was established to advance and sharpen the Company’s focus on sustainability and corporate governance, including efforts designed to improve efficiency and reduce costs. The Committee is sponsored by our Chief Operating Officer and chaired by the Vice President – Sustainability. The Committee members represent key departments such as Operations, Management, Communications, Accounting, People and Culture and Technology Solutions. The Committee meets quarterly and provides direction, feedback, guidance, and resourcing for the Company’s sustainability efforts. Oversight of CBL’s corporate responsibility and sustainability initiatives is the responsibility of the Nominating/Corporate Governance Committee of CBL’s Board of Directors, which receives reports on at least a bi-annual basis.

The Company endeavors to reduce waste through the use of environmentally friendly materials, domestic products, and the implementation of green building practices in our new development projects, redevelopments and renovations.

To help communicate progress on our commitment to reducing our overall environmental impact and improving operating efficiencies, we publish an annual Corporate Responsibility Report. The report highlights our enhanced our focus on sustainable operations as we continue to pursue opportunities to reduce risk, increase efficiency, and generate value for our stakeholders. In 2025, project work focused on core systems within our malls such as energy management, lighting, HVAC maintenance, roofing, recycling, and water conservation. We also continued to explore ways to bring a similar focus to our procurement process, ensuring we are purchasing goods and services that meet our needs and help improve our environmental performance. We also continued to expand partnerships with electric vehicle charging providers to increase the number of charging stations available across our portfolio, which added both an amenity for customers and new revenue.

Volunteerism and Community Programs

We believe that we are stronger as a team and that collectively we can make an even bigger positive impact on our communities. CBL Cares, a team-member-led program that launched in 2012, gives our team the opportunity to do just that by contributing financially to a CBL Cares fund and contributing significant additional support through volunteer efforts, as discussed below. The CBL Cares committee reviews applications from non-profit organizations as well as recommendations from other team members and provides financial support to a wide array of organizations that work to meet the diverse needs of our communities. Through CBL Cares, each team member is provided 16 hours per year of volunteer time, making it easy for them to give of their time and expertise to an organization that means the most to them.

In 2025, CBL team members volunteered over 1,100 hours with non-profit organizations through our CBL Cares volunteer program, an increase over 2024. We also continued matching gifts, which allows employees to submit their individual charitable contributions for a 1:1 company match up to $100 per donation. In total, through volunteer hours, our annual United Way workplace campaign, corporate donations and CBL Cares funds, we provided support valued at over $177,000 to organizations across our portfolio that work to meet the diverse needs of our communities.

CBL Community is focused on initiatives that emphasize the importance and focus we place on people, the driving force behind CBL. CBL Community pursues internal and external endeavors to improve organizational impacts that help foster an inclusive environment for our team members and our customers through education, engagement initiatives, and the creation of opportunities and partnerships with a broad array of groups, including underrepresented groups. In 2025, CBL Community advanced its focus on employee development and inclusion through ongoing initiatives such as the employee book club and a robust calendar of educational programs. Highlights included a special Veteran’s Day presentation by a noted author, along with new sessions designed to broaden perspectives and foster a more connected and informed team.

Our People

We believe our people are critical to the success of our company, and we are committed to providing a work environment that attracts, develops, and retains high-performing team members. In addition to competitive compensation and benefits, we believe investing in the ongoing development of our team is critical to the success of the organization and the overall wellbeing of our team members.

Training opportunities provided throughout the year included participation in various leadership programs as well as ad hoc training programs on topics such as career development and skills training; leadership training; health, well-being, and safety; cybersecurity, and more. Team members may also utilize our tool for self-guided learning and on-demand educational content across a variety of topics. In 2025, CBL team members completed 3,571 hours of training, which included company-wide required annual ethics and cybersecurity training. In 2025, CBL launched the CBL Employee Learning Reimbursement Program which helps support a culture of continuous learning by reimbursing employees for personal and professional development opportunities. Employees can seek reimbursement for courses, certifications, books and other learning resources.

We engage with our employees regularly and in 2025 completed an employee engagement assessment. The survey netted a 77% response rate and secured CBL Great Place to Work Certification™, with 93% of employees saying it is a great place to work. We are proud of the culture we have created at CBL and are very gratified to have our hard work recognized with this prestigious designation.

More information on our various initiatives is available on dedicated web pages at www.cblproperties.com/corporate-responsibility/overview. The information on our web site is not, and should not be considered to be, a part of this Proxy Statement.

Board of Directors’ Meetings and Committees

The Company’s Board of Directors met seven times during 2025. Each director attended more than 75% of the aggregate of (i) the total number of Board meetings and (ii) the total number of meetings of Board committees on which the director served at the time during 2025.

Our Board of Directors has established standing Audit, Compensation and Nominating/ Corporate Governance Committees, as described in more detail below. Copies of each of the three committee charter documents referenced below are available and can be accessed in the “Investor Relations – Governance – Governance Documents” section of the Company’s website at www.cblproperties.com, or at no charge by written request to CBL Investor Relations at the address provided above.

Additional information with respect to the three standing committees of the Company’s Board of Directors is as follows:

The Audit Committee

Current Members:

Marjorie L. Bowen (Chair)

David J. Contis

Robert G. Gifford

Michael A. Torres

2025 Committee
Actions:

5 meetings

Governing Document:

Second Amended and Restated Charter adopted August 14, 2013

The Audit Committee is responsible for the engagement of the independent registered public accounting firm and the plans and results of the audit engagement. The Audit Committee approves audit and non-audit services provided by the independent registered public accounting firm and the fees for such services and reviews the adequacy of the Company’s internal accounting controls as well as the Company’s accounting policies and results and management’s policies with respect to risk assessment and risk management, including oversight of cybersecurity risk and threat mitigation related to our information technology and information systems. The Audit Committee also exercises certain oversight responsibilities concerning the Company’s use of interest rate hedging instruments to manage our exposure to interest rate risk (including but not limited to entering swaps for such purpose and the exemption of any such swaps from applicable execution and clearing requirements).

The Board of Directors has determined that each member of the Audit Committee is an Independent Director pursuant to the independence requirements of Sections 303A.02 and 303A.07(b) of the listing standards of the NYSE as currently applicable, and also has determined that each of Marjorie L. Bowen, David J. Contis, Robert G. Gifford and Michael A. Torres qualify as an “audit committee financial expert” as such term is defined by the SEC.

The Compensation Committee

Current Members:

Robert G. Gifford (Chair)

David M. Fields

Jeffrey A. Kivitz

Michael A. Torres

2025 Committee
Actions:

2 meetings

Governing Document:

Second Amended and Restated Charter adopted
November 10, 2022

The Compensation Committee generally reviews and approves compensation programs and, specifically, reviews and approves salaries, bonuses, stock awards and stock options for officers of the Company of the level of executive vice president or higher. The Compensation Committee administers the CBL & Associates Properties, Inc. 2021 Equity Incentive Plan (the “2021 Equity Incentive Plan”), but typically has delegated the responsibility for routine, ministerial functions related to such plan and its predecessor plans, such as the documentation and record-keeping functions concerning awards issued under such plans, to employees in the Company’s accounting and finance departments, with assistance from Company counsel. The Compensation Committee also approves and oversees the Annual Incentive Plan and Long-Term Incentive Program components of the Company’s incentive programs for its Named Executive Officers. The Compensation Committee engages the independent compensation consulting firm Ferguson Partners Consulting, L.P. (“Ferguson”) to provide assistance and advice on the composition and components of the Company’s executive compensation. The discussion herein under the section entitled “Executive Compensation – Compensation Discussion and Analysis,” together with the section entitled “Director Compensation,” provides additional information concerning the Compensation Committee’s processes and procedures for setting director and executive officer compensation.

The Board of Directors has determined that each member of the Compensation Committee is an Independent Director pursuant to the independence requirements of Sections 303A.02 and 303A.05(a) of the listing standards of the NYSE as currently applicable.

The Nominating/Corporate Governance Committee
Current Members: David M. Fields (Chair) Marjorie L. Bowen Jeffrey A. Kivitz 2025 Committee Actions: 2 meetings Governing Document: Second Amended and Restated Charter adopted November 11, 2021

The Nominating/Corporate Governance Committee reviews and makes recommendations to the Board of Directors regarding various aspects of the Board of Directors’ and the Company’s governance processes and procedures. The Nominating/Corporate Governance Committee also evaluates and recommends candidates for election to fill vacancies on the Board, including consideration of the renominations of members whose terms are due to expire. As an additional element of its primary responsibilities, the Nominating/Corporate Governance Committee provides assistance and oversight concerning the Company’s responsibilities, initiatives and programs involving ESG/Corporate Responsibility matters.

The Nominating/Corporate Governance Committee requires a majority of the Company’s directors to be “independent” in accordance with applicable requirements of the rules of the SEC and NYSE (including certain additional independence requirements for Audit Committee and Compensation Committee members). A set of uniform Director Independence Standards, which was used in making all such Independent Director determinations, is included in the Company’s Corporate Governance Guidelines, a copy of which is available in the “Investor Relations – Governance – Governance Documents” section of the Company’s website at www.cblproperties.com. In addition, and as part of the evaluation of potential candidates, the Nominating/Corporate Governance Committee considers the breadth of a candidate’s business and professional skills and experiences, reputation for personal integrity, and ability to devote sufficient time to Board service, as well as the Company’s needs for particular skills, insight and/or talents on the Board of Directors. While the Company has no related, formal policy, both the Nominating/Corporate Governance Committee and the Board consider diversity in identifying director nominees, to assist in achieving a mix of Board members that represents a diversity of perspective, background, gender, ethnicity and experience. For incumbent directors, the Nominating/Corporate Governance Committee reviews such directors’ overall service during their term, including the number of meetings attended, level of participation and quality of performance.

The Nominating/Corporate Governance Committee will consider candidates for Board of Directors’ seats proposed by shareholders. Any such proposals should be made in writing to CBL Properties, 2030 Hamilton Place Blvd., Suite 500, CBL Center, Chattanooga, Tennessee, 37421-6000, Attention: Corporate Secretary, and must be received no later than December 23, 2026, in order to be considered for inclusion in the Company’s proxy statement for the 2026 Annual Meeting. In order to be considered by the Nominating/Corporate Governance Committee, any candidate proposed by shareholders will be required to submit appropriate biographical and other information equivalent to that required of all other director candidates, including consent to an initial background check. The Nominating/Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates on the criteria set forth above regardless of whether the candidate was recommended by a shareholder or by the Company.

The Board of Directors has determined that each member of the Nominating/Corporate Governance Committee is an Independent Director pursuant to the independence requirements of Sections 303A.02 of the listing standards of the NYSE as currently applicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth information available to the Company as of April 7, 2026, with respect to the ownership of Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director of the Company, (iii) each Named Executive Officer of the Company, as defined below, and (iv) all directors and executive officers as a group. Except as otherwise indicated, each person named below has sole investment and voting power with respect to the securities shown. Except as otherwise indicated, the address of each beneficial owner of more than 5% of the outstanding Common Stock is the Company’s address.

	Number of Shares(1)	Rule 13d-3 Percentage(1)	Fully Diluted Percentage(2)
Canyon Capital Advisors LLC (3) 2728 North Harwood Street, 2nd Floor Dallas, TX 75201	8,466,294	27.4%	27.4%
Oaktree Capital Management (4) 333 S. Grand Avenue, 28th Floor Los Angeles, CA 90071	2,517,577	8.1%	8.1%
Howard Amster and related entities (5) 7681 Olympia Drive West Palm Beach, FL 33411-5785	2,716,517	8.8%	8.8%
The Vanguard Group, Inc. (6) 100 Vanguard Blvd. Malvern, PA 19355	0	*	*
BlackRock, Inc. (7) 50 Hudson Yards New York, NY 10001	1,553,993	5.0%	5.0%
Stephen D. Lebovitz (8)	557,315	1.8%	1.8%
Benjamin W. Jaenicke (9)	137,107	*	*
Michael I. Lebovitz (10)	111,110	*	*
Jeffery V. Curry (11)	147,975	*	*
Katie A. Reinsmidt (12)	156,054	*	*
Marjorie L. Bowen (13)	33,440	*	*
David J. Contis (14)	117,170	*	*
David M. Fields (15)	22,114	*	*
Robert M. Gifford (16)	20,754	*	*
Jeffrey A. Kivitz (17)	17,606	*	*
Michael A. Torres (18)	16,578	*	*
All executive officers and directors and director nominees (16 persons) as a group (19)	1,634,642	5.3%	5.3%

* Less than 1%

(1) The Company conducts all of its business activities through the Operating Partnership. Pursuant to the Fifth Amended and Restated Agreement of Limited Partnership of CBL & Associates Limited Partnership (the “Operating Partnership Agreement”), each of the partners of the Operating Partnership has the right, pursuant to the exercise of CBL Rights as described above, to exchange all or a portion of such partner’s Common Units in the Operating Partnership for shares of Common Stock or their cash equivalent, at the Company’s election. Under the terms of Rule 13d-3 promulgated under the Exchange Act, shares of Common Stock that may be acquired within 60 days are deemed outstanding for purposes of computing the percentage of Common Stock owned by a shareholder. Therefore, for purposes of Rule 13d-3 of the Exchange Act, percentage ownership of the Common Stock is computed based on the sum of (i) 30,944,792 shares of Common Stock actually outstanding as of April 7, 2026 (excluding treasury shares) and (ii) as described in the accompanying footnotes, each individual’s or entity’s share (if applicable) of 5,298 shares of Common Stock that may be acquired upon exercise of CBL Rights by the individual or entity whose percentage of share ownership is being computed (but not taking account of the exercise of CBL Rights by any other person or entity). Amounts shown were determined without regard to applicable ownership limits contained in the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”).

(2) The Fully-Diluted Percentage calculation is based on (i) 30,944,792 shares of Common Stock outstanding (excluding treasury shares) and (ii) assumes the full exercise of all CBL Rights for shares of Common Stock by all holders of Common Units of the Operating Partnership (in each case, without regard to applicable ownership limits), for an aggregate of 30,950,090 shares of Common Stock.

(3) In a Schedule 13D/A filed on October 16, 2024 (the “Canyon 13D”) by Canyon Capital Advisors LLC (“CCA”), Mitchell R. Julis and Joshua S. Friedman: (i) CCA reported that it beneficially owns, and has sole voting power and sole dispositive power with respect to, 8,466,294 shares of Common Stock; (ii) Mr. Julis and Mr. Friedman each may be deemed to beneficially own and have shared voting power and shared dispositive power over all of the shares reported in the Canyon 13D, by virtue of the fact that they manage CCA and control entities which own 100% of CCA; and (iii) CCA is an investment advisor, direct or indirect, to various managed accounts, including those listed in the Canyon 13D, with the right to receive, or the power to direct receipt of, dividends from, or the proceeds from the sale of the securities held by, such managed accounts.

(4) In a Schedule G/A filed on January 26, 2026 (the “Oaktree 13G”), Oaktree Capital Management and certain of its related parties reported ownership of an aggregate of 2,517,577 shares of Common Stock held directly by OCM Xb CBL-E Holdings, LLC (“Xb CBL-E”). Xb CBL-E reported having shared voting power and shared dispositive power over all of such shares. The Oaktree 13G further disclosed that the following additional parties joined in the filing in the following capacities: (a) Oaktree Capital Holdings, LLC (“OCH”) as the indirect manager of xb CBL-E and (b) Oaktree Capital Group Holdings GP, LLC (“OCGH”) as the indirect owner of the class B units of OCH. The Oaktree 13G further stated that, as a result of these relationships, each of OCH and OCGH may be deemed to have shared voting power and shared dispositive power over the shares held directly by Xb CBL-E.

(5) In a Schedule 13D/A filed on October 22, 2024 (the “Amster 13D”), Howard Amster and fifteen other related entities reported ownership of an aggregate of 2,716,517 shares of Common Stock, consisting of shares held directly as follows:

Entity Identified as Holding Shares Directly	No. of Shares
Howard Amster (individually)	1,622,360
Ramat Securities Ltd. LLC	130,092
Pleasant Lake Apartments Corp.	573
Pleasant Lake Apts. Limited Partnership	396,077
Pleasant Lake Skoien Investments LLC	94,335
Laughlin Holdings LLC	136,143
Amster Limited Partnership (“Amster LP”)	8,257
Howard M. Amster Foundation (“Amster Foundation”)	4,178
Samuel J. Heller Trust U/A dated 8/7/2002 (the “Heller Trust)	2,430
Howard Amster 2005 Charitable Remainder Unitrust U/A dated 1/11/2005 (the “Amster 2005 Charitable Trust”)	120
Howard Amster 2019 Charitable Remainder Unitrust Nos. 1 and 7, each U/A dated 5/20/2019 (aggregate holdings) (collectively, the “Amster 2019 Charitable Trusts”)	50,292
Howard Amster 2021 Charitable Remainder Unitrust #1 U/A dated 8/10/2021 (the “Amster 2021 Charitable Trust #1”)	236
Howard Amster 2021 Charitable Remainder Unitrust #3 U/A dated 11/23/2021 (the “Amster 2021 Charitable Trust #3”)	226,958

Entity Identified as Holding Shares Directly	No. of Shares
Howard Amster 2022 Charitable Remainder Unitrust #1 U/A dated 3/9/2022 (the “Amster 2022 Charitable Trust #1”)	40,316
NewAx Inc.	4,150
TOTAL REPORTED HOLDINGS	2,716,517

The Amster 13D reported that Mr. Amster has shared voting power and shared dispositive power with respect to 2,430 reported shares held by the Heller Trust, in his capacity as one of three trustees, and that he may be deemed, in the aggregate, to have sole voting and sole dispositive power with respect to 2,714,807 of the reported shares. The Amster 13D reported that this total includes the following shares as to which Mr. Amster has sole voting power and sole investment power: shares held by Mr. Amster individually and shares held by Ramat Securities Ltd., in his capacity as authorized representative and majority member. The Amster 13D also reported that such total includes the following shares as to which Mr. Amster may be deemed to have sole or shared voting power and sole or shared dispositive power: (i) shares held by Pleasant Lake Apartments Corp., Pleasant Lake Apts. Limited Partnership, Laughlin Holdings, LLC and Pleasant Lake Skoien Investments LLC, in his capacity as President of Pleasant Lake Apartments Corp. which serves as the General Partner of Pleasant Lake Apts. Limited Partnership and as the Manager of Laughlin Holdings, LLC and Pleasant Lake Skoien Investments LLC; (ii) shares held by Amster LP (in his capacity as General Partner); (iii) shares held by Amster Foundation (in his capacity as President); (iv) in his capacity as sole trustee, shares held by the Amster 2005 Charitable Trust, the Amster 2019 Charitable Trusts, the Amster 2021 Charitable Trust #1, the Amster 2021 Charitable Trust #3 and the Amster 2022 Charitable Trust #1; and (v) in his capacity as a director, shares held by NewAx Inc.

(6) Based solely on information provided by The Vanguard Group in a Schedule 13G/A filed with the SEC on March 26, 2026, The Vanguard Group reported beneficial ownership of 0 shares of common stock (0%) as of March 13, 2026. According to the filing, the reduction in reported beneficial ownership reflects an internal realignment of certain subsidiaries or business divisions of subsidiaries of The Vanguard Group, Inc., that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, Inc., which will report beneficial ownership separately (on a disaggregated basis) from The Vanguard Group, Inc. Previously, in a Schedule 13G/A filed on February 13, 2024 by The Vanguard Group, Inc. (“Vanguard”), Vanguard had reported that as of December 29, 2023, it beneficially owned 1,802,911 shares of Common Stock, in its capacity as investment adviser to various investment companies registered under the Investment Company Act of 1940, as amended, and other managed accounts that have the right to receive or the power to direct the receipt of dividends from, or proceeds from the sale of, such shares. In that February 13, 2024 filing, Vanguard reported it possesses shared voting power with respect to 40,132 of such shares, sole dispositive power with respect to 1,748,229 of such shares and shared dispositive power with respect to 54,682 of such shares. Based on information reported to the Company (but not filed with the SEC) by The Vanguard Group, Inc. as a 5% beneficial owner pursuant to the requirements of the Company’s Certificate of Incorporation, the Company believes that, as of December 31, 2025, the aggregate amount of Common Stock owned by funds, collective trusts, or other pooled investment vehicles for whom The Vanguard Group, Inc. or an affiliate thereof acts as investment manager or investment adviser totaled 1,691,696 shares.

(7) In a Schedule 13G filed on January 21, 2026 by BlackRock, Inc. (“BlackRock”), BlackRock reported that as of December 31, 2025, it beneficially owned 1,553,993 shares of Common Stock in its capacity as a parent holding company or control person with respect to the entities listed in Exhibit A thereto. BlackRock reported that it possessed sole dispositive power with respect to all of such shares of Common Stock, and sole voting power with respect to 1,515,146 of such shares of Common Stock.

(8) Includes (i) 424,040 shares of unrestricted Common Stock owned directly; (ii) 132,979 shares of restricted Common Stock that Stephen D. Lebovitz received pursuant to awards under the 2021 Equity Incentive Plan; and (iii) 296 shares of Common Stock owned by a trust, as to which Mr. Lebovitz serves as trustee, for the benefit of the children of one of his brothers (of which Mr. Lebovitz disclaims beneficial ownership).

(9) Includes (i) 21,553 shares of unrestricted Common Stock owned directly and (ii) 115,554 shares of restricted Common Stock that Mr. Jaenicke received pursuant to awards under the 2021 Equity Incentive Plan.

(10) Includes (i) 50,367 shares of unrestricted Common Stock owned directly; (ii) 60,175 shares of restricted Common Stock that Michael I. Lebovitz received pursuant to awards under the 2021 Equity Incentive Plan; (iii) 10 shares owned by Mr. Lebovitz’ wife; and (iv) 558 shares owned by trusts, as to which Mr. Lebovitz serves as trustee, for the benefit of the children of his two brothers (of which Mr. Lebovitz disclaims beneficial ownership).

(11) Includes (i) 87,800 shares of unrestricted Common Stock owned directly (including 68,562 shares which Mr. Curry holds in a joint account with his wife, as to which Mr. Curry has shared voting and dispositive power) and (ii) 60,175 shares of restricted Common Stock that Mr. Curry received pursuant to awards under the 2021 Equity Incentive Plan.

(12) Includes (i) 95,879 shares of unrestricted Common Stock owned directly and (ii) 60,175 shares of restricted Common Stock that Ms. Reinsmidt received pursuant to awards under the 2021 Equity Incentive Plan.

(13) Includes (i) 30,094 shares of unrestricted Common Stock owned directly and (ii) 3,346 shares of restricted Common Stock granted to Ms. Bowen under the 2021 Equity Incentive Plan.

(14) Includes (i) 63,824 shares of unrestricted Common Stock owned directly and (ii) 53,346 shares of restricted Common Stock granted to Mr. Contis under the 2021 Equity Incentive Plan.

(15) Includes (i) 18,768 shares of unrestricted Common Stock owned directly and (ii) 3,346 shares of restricted Common Stock granted to Mr. Fields under the 2021 Equity Incentive Plan.

(16) Includes (i) 17,408 shares of unrestricted Common Stock owned directly and (ii) 3,346 shares of restricted Common Stock granted to Mr. Gifford under the 2021 Equity Incentive Plan.

(17) Includes (i) 14,260 shares of unrestricted Common Stock owned directly and (ii) 3,346 shares of restricted Common Stock granted to Mr. Kivitz under the 2021 Equity Incentive Plan.

(18) Includes (i) 9,232 shares of unrestricted Common Stock owned directly; (ii) 3,346 shares of restricted Common Stock granted to Mr. Torres under the 2021 Equity Incentive Plan; and (iii) 4,000 shares of Common Stock owned by a charitable remainder trust as to which Mr. Torres serves as trustee and is the sole non-charitable beneficiary (as to which Mr. Torres disclaims beneficial ownership except to the extent of his pecuniary interest in such shares).

(19) Includes an aggregate of (i) 1,016,872 shares of unrestricted Common Stock beneficially owned directly or indirectly by members of such group and (ii) 620,770 shares of restricted Common Stock that members of such group received pursuant to awards under the 2021 Equity Incentive Plan.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely upon the Company’s review of copies of such reports furnished to it through the date hereof, or written representations that no other reports were required to be filed, the Company believes that during the fiscal year ended December 31, 2025 all officers, directors and ten percent shareholders complied with the filing requirements applicable to them.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis reviews the factors, objectives and policies underlying each element of compensation paid for fiscal year 2025, and certain elements of our 2026 compensation program, for the following five individuals who are “named executive officers” as determined under SEC rules (the “Named Executive Officers” or “NEOs”):

Named Executive Officer	Title
Stephen D. Lebovitz	Chief Executive Officer
Benjamin W. Jaenicke	Executive Vice President – Chief Financial Officer and Treasurer
Michael I. Lebovitz	President
Katie A. Reinsmidt	Executive Vice President – Chief Operating Officer
Jeffery V. Curry	Chief Legal Officer and Secretary

2025 Performance Highlights

CBL delivered more than a 37% total return to shareholders in 2025 (assuming reinvestment of dividends), including $2.50 per share in dividends. CBL’s total return outperformed both the broader Russell 3000 index and our sector indices for the second year in a row:

$7.21 FFO per Share, as adjusted Up from $6.69 in 2024	90% Occupancy as of December 31, 2025	4.0 Million Square Feet Leased

$2.50 Total Dividends Paid	12.5% Increase In Regular Annual Dividends	$335.4 million Available Liquidity

Below is a detailed summary of our 2025 financial and performance highlights:

•
Financial Results: Same-center NOI in 2025 increased 0.5% for the full year compared with the prior year. FFO, as adjusted, increased to $7.21 per share for full year 2025, up from $6.69 in 2024, reaching the high end of guidance.
•
Portfolio Occupancy: Continued strong occupancy rate of 90.0% as of December 31, 2025.
•
Strong Leasing Volume and Tenant Sales Growth: More than 4.0 million square feet of leases were executed in 2025. Comparable new and renewal leases under 10,000 square feet were executed at a 2.6% increase in average rents compared to the prior rate. Same-center tenant sales per square foot increased to $437, up 2.8% year over year.
•
Demonstrated Ongoing Commitment to Returning Value to Shareholders: Paid total dividends of $2.50 per share, including an $0.80 per share special dividend. Increased regular dividends on its common stock by 12.5% to an annual rate of $1.80 per share. Returned significant value to shareholders through more than $18 million in share repurchase activity completed in 2025.

•
Stable Cash Flow Supported Robust Cash Balance: As of December 31, 2025, the Company had $335.4 million of unrestricted cash and marketable U.S. Treasury securities.
•
Balance Sheet: Materially improved the strength and flexibility of our balance sheet in 2025. Major milestone achievements include:
•
CBL exercised the one-year extension option for its non-recourse term loan, extending its maturity to November 2026. CBL also anticipates meeting the second extension test, which requires a principal balance of $615 million, in November 2026 through natural amortization, enabling another one-year extension to November 2027.
•
CBL and its joint venture partner closed on a new $43.0 million loan secured by The Pavilion at Port Orange in Port Orange, FL. The five-year non-recourse loan has a fixed interest rate of 5.9%, interest-only, representing a more than 160-bps improvement versus the existing interest rate of 7.57%.
•
CBL and its joint venture partner closed on an agreement with the existing lender for the non-recourse loan secured by Coastal Grand Mall and Coastal Grand Crossing in Myrtle Beach, SC, in October. Under the agreement, the principal balance was reduced by $5.0 million to $88.0 million with an initial effective fixed interest rate of 5.09%, and the maturity was extended to August 2028.
•
CBL closed on a $78.0 million non-recourse loan secured by Cross Creek Mall in Fayetteville, NC. The new five-year loan bears a fixed interest rate of 6.856%. Proceeds from the loan were used to retire the existing $81.9 million loan secured by the property, which bore an interest rate of 8.19% and was scheduled to mature in August 2025.
•
CBL and its joint venture partner also entered into a 9-month extension for the $28.5 million non-recourse loan secured by York Town Center in York, PA. The extended loan bears a fixed interest rate of 6.0% and matures in June 2026.
•
Acquisition Activity: In 2025, CBL closed on the acquisition of four dominant enclosed regional malls for $178.9 million from Washington Prime Group. The malls include Ashland Town Center in Ashland, KY; Mesa Mall in Grand Junction, CO; Paddock Mall in Ocala, FL; and Southgate Mall in Missoula, MT. This acquisition reinforces CBL’s position as the preeminent owner and manager of successful enclosed malls in dynamic and growing middle markets. Concurrently with the transaction, CBL completed a modification and extension of its existing $333.0 million non-recourse outparcel and open-air center loan with Beal Bank USA, which was scheduled to initially mature in June 2027, with one, two-year extension option. The loan was modified to include the acquisition properties, increasing the principal balance by $110.0 million to $443.0 million and extending the initial maturity through October 2030, with one, two-year extension option for a final maturity in October 2032.
•
Disposition Activity: In 2025, CBL closed on dispositions generating approximately $240.7 million of gross proceeds, including the sale of its interest in Fremaux Town Center in Slidell, LA, the sale of The Promenade in D'Iberville, MS, the sale of Monroeville Mall and Annex in Monroeville, PA, and the sale of Imperial Valley Mall in El Centro, CA. CBL also completed the sale of an office building in Greensboro, NC and six outparcels.

Executive Compensation Design and Annual “Say-on-Pay” Advisory Vote

We provide shareholders with an annual “say-on-pay” advisory vote on the Company’s compensation program for our Named Executive Officers. In 2025, shareholder support for our compensation programs remained at nearly 100%, with over 99% of votes cast in favor of the proposal, marking our fourth straight year of receiving at least 98% approval. Our Compensation Committee believes that our shareholders’ substantial approval over the past five years indicates strong support for our approach to executive compensation.

Say-on-Pay Shareholder Approval Rating
2025	99%
2024	99%
2023	98%
2022	98%
2021	93%

Compensation Objectives and Philosophy

Our executive compensation program is designed to align with a strong pay-for-performance philosophy and ties a substantial portion of executive compensation to the achievement of annual and long-term performance. Accordingly, our compensation program is designed around the following three objectives:

Objective	Description	How We Accomplish
Attract, Recruit and Retain Experienced Executives

Our compensation program must be competitive in order to attract, retain and recruit experienced executive officers and other key employees with expertise in the regional mall, shopping center and REIT industries

•
Provide a competitive base salary that reflects job responsibilities, expertise and market demands
•
Review market data on an annual basis
•
Consider internal pay equity factors before making compensation decisions

Link Compensation to Both Short-term and Long-term Performance	Our incentive-based programs are designed to reward our NEOs for the successful execution of our short-term and long-term business plan and strategic objectives
•
Offer an appropriate mix of short-term cash-based and long-term equity-based incentives
•
Set rigorous AIP hurdles aligned with our short-term financial and operational goals while retaining some subjectivity and flexibility to support the Company’s business plans and strategy consistent with changing market conditions
•
Set challenging TSR hurdles in the LTIP that rewards for value creation over a multi-year period

Strong Alignment with Stockholders	We place a strong emphasis on long-term, equity-based compensation to align interests of our executive officers and our stockholders.
•
Our LTIP is a significant component of total pay for our NEOs
•
LTIP mix is more heavily weighted toward performance-based equity and maintains accountability for the achievement of longer-term, sustained performance

Our Compensation Process

The Compensation Committee oversees the executive compensation program for our NEOs. The Compensation Committee is comprised of independent, non-employee members of the Board and works with management and an independent compensation consultant to determine appropriate compensation for our NEOs. Specific roles of each of the parties involved in setting NEO compensation is summarized in the table below:

Compensation Committee
•
Annually evaluates the performance of each of the NEOs and determines compensation levels based on its performance evaluation
•
Makes all final determinations with respect to NEO compensation
•
Approves our executive compensation plans and policies
•
Responsible for administering our equity incentive plan

Senior Management
•
Provides information on the Company’s financial performance
•
CEO makes recommendations to the Compensation Committee relating to the compensation of executive officers who directly report to him, but the Committee has full autonomy in determining executive compensation
•
Recommends performance criteria in determining Annual Incentive Program (“AIP”) and performance-based Long-Term Incentive Program (“LTIP”) equity awards under the incentive compensation programs based on the Company’s business plan strategy but the Compensation Committee is not bound by management’s recommendations and makes its own determinations as to these matters

Independent Compensation Consultant
•
Provides counsel and guidance to the Compensation Committee concerning our compensation design and program effectiveness and governance standards
•
Provides comparative data, competitive positioning of executive pay, plan design, short-term and long-term incentive pay practices and market trends
•
Reports directly to the Compensation Committee

The Compensation Committee engaged Ferguson Partners Consulting, L.P., one of the leading compensation consulting firms in the REIT industry, to serve as the Company’s independent compensation consultant to help the Committee establish the compensation programs for 2025 and 2026. The Compensation Committee reviewed Ferguson’s independence in accordance with the NYSE Listing Standards and applicable SEC regulations and concluded that the firm’s work did not raise any conflict of interest.

Benchmarking and Use of Executive Compensation Peer Groups

To help ensure that CBL’s executive compensation programs are fair, competitive and support retention, we annually review compensation programs of a peer group. Generally, peers are selected based on similar size (defined as 0.5x to 2.5x CBL in terms of total capitalization), industry (regional malls and shopping centers) and companies with which we may compete for executive talent. While the Compensation Committee does not set specific competitive pay targets or objectives in conducting these reviews, it has utilized these reviews to generally compare the compensation of the Company’s NEOs with similarly situated executive officers at peer companies.

The Compensation Committee, with input from Ferguson, reviews the peer group annually to add or eliminate companies based on transactional activity impacting the peers, as well as changes to their size or industry focus. The chart below lists the companies included in the peer group the Compensation Committee has utilized in conducting reviews for 2025 and 2026:

2025 & 2026 Executive Compensation Peer Group for CBL
• Acadia Realty Trust (NYSE – AKR)	• Retail Opportunity Investments Corp. (NASDAQ – ROIC)(2)
• AH Realty Trust, Inc. (NYSE – AHRT)(1)	• SITE Centers Corp. (NYSE – SITC)
• CTO Realty Growth, Inc. (NYSE – CTO)	• Tanger Inc. (NYSE – SKT)
• InvenTrust Properties Corp. (NYSE – IVT)	• The Macerich Company (NYSE – MAC)
• Kite Realty Group Trust (NYSE – KRG)	• Urban Edge Properties (NYSE – UE)
• Phillips Edison & Company (NASDAQ – PECO)
(1)
Added to the Company’s Compensation Peer Group in 2026.
(2)
ROIC was removed from the Company’s Compensation Peer Group in 2026 following its acquisition by Blackstone.

Following the adjustments noted above for transactional activity involving the peer companies during the relevant review period and the addition of AH Realty Trust, Inc. (formerly Armada Hoffler Properties, Inc.), as recommended by Ferguson, the Compensation Committee continued to utilize the same peer group previously developed in consultation with Ferguson for the 2025 and 2026 executive compensation decisions discussed in this Proxy Statement.

Summary of Our Executive Compensation Program:

The elements of our senior executive compensation program are summarized in the table below, followed by additional details concerning the Compensation Committee’s actions on base salaries and incentive compensation awards for the Company’s NEOs during 2025 and early 2026.

Element	Objectives	Key Features
Base Salary	• Attract and retain high performing executives • Provide competitive fixed pay that takes into consideration each individual’s level of responsibility, experience, and tenure with the Company	▪ Fixed element of compensation
AIP
•
On an annual basis, motivates the achievement of company and individual strategic objectives
•
Balances objectivity with subjectivity to support the Company’s annual business plan and operating goals
•
Drives annual performance that ultimately creates shareholder value

▪ Objective measures under the AIP program include Corporate Goals related to (1) Operational Goals and (2) Financial Goals, each as set by the Compensation Committee and described further below

▪ Subjective goals vary per individual based on responsibilities

LTIP
•
Encourages executives to create shareholder value, aligning the interests of executives and shareholders over a longer-term
•
Incentivizes executives to achieve longer-term corporate goals
•
Provides a retention mechanism

▪ LTIP utilizes a traditional structure with a portion allocated to time-based awards that vest ratably over three years, and a portion allocated to Performance Stock Unit awards that may be earned at the end of three-years based on absolute and relative TSR performance

▪ Shares issued at the conclusion of the 3-year performance period for the Performance Stock Units are issued as restricted stock, subject to a one-year cliff vesting

Components of Our 2025 Executive Compensation Program:

Base Salaries

Historically, in reviewing and establishing base salaries for NEOs, the Compensation Committee has considered each Named Executive Officer’s level of responsibility, experience and tenure with the Company, as well as such officer’s performance in carrying out his or her responsibilities and overseeing those under his or her supervision.

As illustrated below, the Compensation Committee determined to maintain base salaries for our NEOs at 2024 levels for both 2025 and 2026, other than a 1% market-based increase to the 2025 base salaries for Mr. Jaenicke and Ms. Reinsmidt.

Named Executive Officer	2024 Base Salary	2025 Base Salary	2026 Base Salary
Stephen D. Lebovitz	$719,442	$719,442	$719,442
Benjamin W. Jaenicke	$400,000	$404,000	$404,000
Michael I. Lebovitz	$428,691	$428,691	$428,691
Katie A. Reinsmidt	$350,000	$353,500	$353,500
Jeffery V. Curry	$406,443	$406,443	$406,443

The base salaries reflected above took effect as of January 1 for each year.

Incentive Compensation Elements: What We Pay and Why

The Compensation Committee established the overall compensation program for our Named Executive Officers, including our NEO incentive program, to appropriately balance compensation based on (i) short-term vs. long-term performance and (ii) operational goals vs. stock price performance. The Compensation Committee further aims to provide an appropriate level of objectivity while retaining some subjectivity and flexibility to support the Company’s business plans and strategy consistent with changing market conditions.

Our Named Executive Officers are compensated separately for short-term performance through cash awards under the AIP, and rewarded for value creation over a multi-year period through the LTIP that maintains accountability for the achievement of longer-term, sustained performance.

Annual Incentive Compensation

2025 Annual Incentive Program

In February 2025, the Compensation Committee approved a 2025 AIP for the Named Executive Officers. Based on consideration by the Compensation Committee of management’s recommendations supported by Ferguson, the target cash bonus award levels set for the 2025 AIP reflected a 5% increase from the target bonus levels set under the Company’s 2024 AIP The Compensation Committee also determined that the potential 2025 AIP payout associated with achievement of the Environmental and Social Governance (ESG)/Corporate Responsibility component of the Operational Goals for each Named Executive Officer will be limited to 100% of target. Accordingly, the following targets were established for each NEO:

Named Executive Officer	2025 Target AIP Award
Stephen D. Lebovitz	$1,473,377
Benjamin W. Jaenicke	$ 635,145
Michael I. Lebovitz	$ 485,454
Katie A. Reinsmidt	$ 469,652
Jeffery V. Curry	$ 349,317

The 2025 AIP may be earned between 50% to 150% of target, with payouts for in-between performance determined on a prorated basis. No payout is earned for below threshold achievement.

As in 2024 and prior years, for the Chief Executive Officer, 70% of the total AIP opportunity was based on the Corporate Goals (allocated between Financial Goals and Operational Goals), which are generally quantitative, and the remaining 30% was based on qualitative Individual Performance Goals. For the other NEOs, 60% of the total award was based on Corporate Goals and the remaining 40% was based on specific Individual Performance Goals.

CEO	Other NEOs	Performance Goals

42%	36%	Financial Goals
			Corporate Goals
28%	24%	Operational Goals

30%	40%	Individual Goals	Qualitative Goals

Each year, with input from Senior Management, the Compensation Committee establishes the goals under the AIP with the objective of directly linking each payout to the successful execution of our annual business plan as follows:

Why We Select Our Financial Goals:
•
AFFO is the earnings metric most commonly used by investors and analysts to evaluate the performance of REITs.
•
NOI is a useful measure of our financial condition and results of operations because it focuses on income and expense items at the property portfolio level. Generating stable NOI is an operational goal that resonates across our organization and involves the coordination of all disciplines within our Company.
•
Addressing property-level mortgage loans helps to ensure that CBL maintains a strong and efficient balance sheet that provides financial flexibility with limited near-term maturities.
•
All three financial measures are evaluated by investors and analysts on an absolute and relative basis and are important drivers of CBL’s stock performance.

Why We Select Our Operational Goals:
•
The square footage of leases executed in a given year is an objective measure fundamental to the Company’s short-term and long-term success. The leasing goal encourages senior management to focus on current addressable vacancies and near-term roll-over.
•
Investing in capital improvements and ensuring that anchor/junior anchor transactions are completed not only drives new rental streams but also enhances the attractiveness of our properties to shoppers and tenants and is a critical component of our business strategy.
•
Additionally, we have included Corporate Responsibility goals consistent with our commitment to be a good corporate citizen and execute corporate responsibility initiatives that deliver sustained value to our stakeholders.

How We Establish Our AIP Hurdles:
•
Each year, hurdles are established based on a thorough review of our internal business planning and budgeting, year-over-year growth projections and industry expectations.
•
Target levels are intended to be both challenging and achievable, while maximum levels are intended to represent stretch goals which, if achieved, will result in significant value created for our stockholders as demonstrated by our more than 37% total stockholder return in 2025 (assuming reinvestment of dividends).

Corporate Goals established by the Compensation Committee for the 2025 AIP were as follows:

Financial Goals: Weighting: 42% for CEO/ 36% for Others
Goal	Threshold (50%)	Target (100%)	Stretch (150%)	Actual Results
FFO, as adjusted (“AFFO”), as reported in CBL’s Forms 10-K and 10-Q filed with the SEC (the “Periodic Reports”)	$207.6 million	$215.6 million	$223.6 million	AFFO of $227.5 million(1)
Gross Net Operating Income (“NOI”), as reported in CBL’s Periodic Reports	$425.8 million	$435.8 million	$445.8 million or greater	Gross NOI of $440.3 million(1)
Address 2025 property level mortgage maturities through completed or in-process refinancing, extension/ modification, working with lender to convey the property or other satisfactory solution.

Compensation Committee evaluated as 125% achieved, with all 2025 property level mortgage maturities having been addressed during the year, including the extension of the secured Term Loan, in addition to the Company having secured favorable financing for a four-mall acquisition in July 2025 coupled with an extension of the Company’s existing non-recourse loan with Beal bank.

Overall Financial Goals Payout				132.5%

Operational Goals: Weighting: 28% for CEO/ 24% for Others
Goal	Threshold (50%)	Target (100%)	Stretch (150%)	Actual Results
Achieve new and renewal leasing square footage	3.6 million square feet	3.8 million square feet	4.0 million square feet	3.94 million square feet of new and renewal leasing executed in 2025(1)
Number of (i) new or redevelopment project opening transactions and (ii) new sale, purchase or lease transactions for anchor/junior anchor spaces, in each case completed at or near pro forma returns	6	7	10	4 new or redevelopment projects completed at or near targeted pro forma returns 6 new anchor/junior anchor transactions completed at or near targeted pro forma returns
Number of designated Corporate Responsibility Goals completed for 2025	3	4	4	All 4 designated Corporate Responsibility Goals completed for 2025
Overall Operational Goals Payout				128.7%
(1)
The Compensation Committee has the ability to adjust each metric, if appropriate, to account for significant unbudgeted transactions or events, such as acquisitions, dispositions, joint ventures, equity or debt issuances and other capital markets activities, mark-to-market adjustments and certain one-time extraordinary charges for purposes of determining the portion of any Corporate Goals AIP Bonus Award payment based on these metrics. Pursuant to this authority, the Compensation Committee made the following adjustments to metrics in determining 2025 AIP Payouts: the final results for the AFFO and NOI metrics reflected in the tables above were adjusted to reflect the impact of (A) the unbudgeted acquisition of four malls (Ashland Town Center, Mesa Mall, Paddock Mall and Southgate Mall) in July 2025 from Washington Prime Group, (B) the unbudgeted sale of The Promenade in July 2025 and (C) the unbudgeted sale of Fremaux Town Center in October 2025. The final results for new and renewal leasing goals were similarly adjusted to reflect the impact of the unbudgeted sale of The Promenade as well as the unbudgeted sale of 840 Greenbrier Circle in June 2025 and the deconsolidation of Southpark Mall in July 2025.

The qualitative component of the 2025 AIP bonus opportunity for each Named Executive Officer was based on the Compensation Committee’s subjective evaluation of each Named Executive Officer’s performance in relation to the 2025 qualitative performance objectives established by the Compensation Committee and outlined below for each such officer:

NEO	2025 Individual Performance Objectives
Stephen D. Lebovitz

(1) Refining, enhancing and executing the Company’s Business Plan. (1)

(2) Progress Executive Team capabilities and responsibilities.

(3) Coordinate closely with the Board Chairman and regularly communicate with other members of the Board.

(4) Maintaining and enhancing key retailer, financial and other important relationships.

Benjamin W. Jaenicke

(1) Refining, enhancing and executing the Company’s Business Plan. (1)

(2) Managing future debt maturities, both secured loans and the term loan. Managing the Company’s lending relationships as well as overseeing the Company’s disposition program.

(3) Effectively leading the financial services team and managing the accounting function including the relationship with outside auditors. Regular involvement with other internal departments including leasing, management, development and financial operations.

(4) Maintaining and improving key financial stakeholder and joint venture partner relationships. Ongoing involvement with investors and shareholders.

(5) Effectively overseeing cash management, insurance, real estate taxes and other key responsibilities of the CFO.

Michael I. Lebovitz

(1) Refining, enhancing and executing the Company’s Business Plan. (1)

(2) Supervising redevelopment projects with a focus on managing capital investment as well as achieving approved pro forma returns and scheduled openings.

(3) Managing and enhancing anchor/department store and joint venture partner relationships.

(4) Effectively overseeing the Company’s Technology Solutions (IT) and People & Culture (HR) functions including the implementation of technology and organizational initiatives.

(5) Ongoing involvement with the leasing, marketing and management divisions of the Company.

Katie A. Reinsmidt

(1) Refining, enhancing and executing the Company’s Business Plan. (1)

(2) Successfully managing the Company’s operations as COO, including enhanced leadership of leasing, management and operations. Ongoing focus on developing external relationships and interactions to support effectiveness as the Company’s COO.

(3) Leading the Company’s acquisition program. Ongoing involvement in capital markets programs as well as coordinate development of certain required disclosures and public filings.

(4) Effectively managing and overseeing the Company’s ESG/Corporate Responsibility, corporate communications and investor relations programs.

(5) Continuing lead for Board material preparation and Board support.

NEO	2025 Individual Performance Objectives
Jeffery V. Curry

(1) Refining, enhancing and executing the Company’s Business Plan. (1)

(2) Overseeing and pursuing favorable resolution of disputes/litigation as well as the legal department’s role in overall risk management for the Company.

(3) Effectively managing and overseeing the legal department and manage spend on outside counsel.

(4) Continued involvement in Board material preparation and Board support as necessary. Preparation and maintenance of corporate records including Board and committee meetings, resolutions and corporate actions, policies, organizational documents (charter, bylaws and certificates) and Company legal entity structure.

(5) Maintaining and enhancing relationships with key business/legal representatives of CBL’s major vendors, joint venture partners and other key business relationships.

(1)
For the 2025 AIP, 25% of the overall score for Individual Goals was weighted to performance relative to each NEO’s Goal #1 (Business Plan), while 75% of the overall score was weighted to performance relative to each NEO’s other listed Goals.

Based on the Compensation Committee’s assessment of our NEOs’ achievement of the above objectives, which included input from the CEO for the NEOs other than himself, the Compensation Committee determined that the qualitative component of the 2025 AIP bonus was earned as follows for each NEO:

•
Stephen D. Lebovitz (125%)
•
Benjamin W. Jaenicke (140%)
•
Michael I. Lebovitz (115%)
•
Katie A. Reinsmidt (135%)
•
Jeffery V. Curry (115%)

The following table illustrates the actual 2025 AIP cash bonus payouts approved by the Compensation Committee for each Named Executive Officer, in relation to their original AIP bonus targets:

Named Executive Officer	Actual Corporate Goals Performance Award	Actual Individual Achievement Award (Qualitative Measures)	Total Award	Target Award	Achievement as an Overall Percentage of AIP Target
Stephen D. Lebovitz	$1,350,743	$552,516	$1,903,259	$1,473,377	129%
Benjamin W. Jaenicke	$ 499,097	$355,681	$ 854,778	$ 635,145	135%
Michael I. Lebovitz	$ 381,470	$223,309	$ 604,779	$ 485,454	125%
Katie A. Reinsmidt	$ 369,053	$253,612	$ 622,665	$ 469,652	133%
Jeffery V. Curry	$ 274,493	$160,686	$ 435,179	$ 349,317	125%

Long-Term Incentive Compensation

2025 Long Term Incentive Compensation Program

On February 12, 2025, the Compensation Committee approved 2025 LTIP awards under the 2021 Equity Incentive Plan for our current Named Executive Officers, consisting of the following elements:

Annual Restricted Stock Awards Weighting: 30% for the CEO /40% for Others	Shares vest over a three (3) year period, with restrictions expiring on one third of the shares subject to each Award annually beginning on the first anniversary of the date of grant.

Performance Stock Unit (“PSU”) Awards Weighting: 70% for the CEO / 30% for Others

Shares vest at the conclusion of a three (3) year performance period, with 30% of the Award based on relative Total Stockholder Return (“TSR”) performance versus the Retail Sector Component (excluding companies comprising the Free-Standing Subsector) of the FTSE NAREIT All Equity REIT Index and 70% of the Award based on absolute TSR performance.

Performance Stock Unit Awards Component of 2025 LTIP Awards

As noted above, the PSU awards may be earned based on pre-established absolute and relative TSR goals as follows:

(i)
a portion (30%) of the number of shares issued will be determined based on the Company’s achievement of specified levels of long-term relative Total Stockholder Return (“TSR”) performance (stock price appreciation plus aggregate dividends) versus the Retail Sector Component (excluding companies comprising the Free-Standing Subsector) of the FTSE NAREIT All Equity REIT Index (the “Designated Index”), provided that at least a “Threshold” level must be attained for any shares to be received, and
(ii)
a portion (70%) of such number of shares issued will be determined based on the Company’s absolute TSR performance over such period, provided that at least a “Threshold” level must be attained for any shares to be received, as described below.

Based on management’s review and the Compensation Committee’s consideration of market‑based data contained in an annual update of the Company’s Executive Compensation Peer Group Analysis provided by Ferguson, the Compensation Committee approved the adjustments reflected below to the Threshold, Target and Maximum performance hurdles for the Absolute Annualized Company TSR Metric for the 2025 LTIP Awards.

Following its review of relevant market data, the Compensation Committee determined that the revised hurdles appropriately align with prevailing market and industry performance expectations while continuing to represent rigorous performance standards within the REIT industry.

Metric	Weighting	Below Threshold (0% Payout)	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
Relative TSR vs. the Designated Index	30%	Below the 30th percentile	30th percentile	50th percentile	75th percentile or higher
Absolute Annualized Company TSR	70%	Less than 5.5%	5.5%	10.0%	18.0%

If the calculated comparison is between Threshold and Maximum for any performance period, then the number of Performance Stock Units earned will be correspondingly prorated between the values indicated in the preceding table.

Such shares, if and when issued at the conclusion of the 3-year performance period, will vest in full on the first anniversary date following the date of issuance of such shares.

Annual Restricted Stock Awards Component of LTIP

As referenced above, each LTIP Award also includes a target value amount (30% for the CEO and 40% for the other NEOs) that a Named Executive Officer will receive in the form of an Annual Restricted Stock Award. Additional terms and conditions of both the Annual Restricted Stock Awards component and the PSU component of the LTIP Awards to the Named Executive Officers are described below under the heading “Additional Terms and Conditions of the LTIP Awards.”

Named Executive Officer Grants under 2025 LTIP

LTIP Awards approved by the Compensation Committee for the Company’s 2025 year and the 2025 – 2027 performance cycle with respect to the Performance Stock Units were as follows:

Named Executive Officer	Target Value of Long-Term Incentive Award	Target Value of PSU Award (1)	Target Number of Performance Stock Units (2)	Value of Annual Restricted Stock Award (1)	Number of Shares of Annual Restricted Stock Awarded (3)
Stephen D. Lebovitz	$1,556,500	$1,089,550	35,318	$466,950	15,136
Benjamin W. Jaenicke	$1,288,000	$772,800	25,050	$515,200	16,700
Michael I. Lebovitz	$673,500	$404,100	13,099	$269,400	8,733
Katie A. Reinsmidt	$673,500	$404,100	13,099	$269,400	8,733
Jeffery V. Curry	$673,500	$404,100	13,099	$269,400	8,733
(1)
The Long-Term Incentive Awards are divided into two parts: 60% (70% for the CEO) for the Performance Stock Unit Awards and 40% (30% for the CEO) for Annual Restricted Stock Awards.
(2)
The number of PSUs granted was determined by dividing the target value of each such PSU Award by $30.85, the average of the high and low prices reported for the Company’s Common Stock on the NYSE on the date that the Compensation Committee set the target value for the 2025 LTIP Award (February 12, 2025), with any fractional amounts rounded up to the next whole share.
(3)
The number of shares of restricted Common Stock per each Annual Restricted Stock Award likewise was determined by dividing the value of each such Annual Restricted Stock Award by $30.85, determined as stated above, and rounding to the nearest whole share.

Outcome of Year 4 Performance Period Under 2022 PSU Awards

As described in greater detail in the Compensation Discussion and Analysis section of the Company’s proxy statement for our 2022 Annual Meeting of Shareholders (the “2022 CD&A”), following the Company’s emergence from Chapter 11 reorganization the Compensation Committee and senior management worked with Ferguson to develop a new equity incentive program for senior management.

As a result, the Compensation Committee made an initial grant of PSUs in February 2022 based on a challenging set of four-year total market return goals, coupled with meaningful stated corporate goals intended to further stabilize and grow the business of the restructured Company moving forward. These initial equity incentives were based on performance over a four‑year period aligned with fiscal years 2022 through 2025, with one-quarter of the PSUs assigned to each fiscal year within the four-year performance period (each, an “Annual Performance Period” and all four, collectively, the “Full Performance Period”). The number of PSUs earned for each fiscal year within the four-year performance period is determined based on the achievement of both (i) a quantitative total market return goal (the “TMR Goal”), and (ii) a Company-specific stated goal (the “Stated Goal”), for such fiscal year, as detailed in the 2022 CD&A in the Company’s proxy statement for our 2023 Annual Meeting.

During February 2026, the Compensation Committee reviewed and certified that the Company had achieved both the TMR Goal, as adjusted to account for share repurchase activity through December 31, 2025 under the Company’s previously announced stock repurchase programs (based on a peak TMR value of $1.19 billion achieved during the measurement period) and the annual stated goals (successfully satisfying the criteria for an extension of the Company’s term loan maturity as of April 30, 2025) for the Year 4 Performance Period under these PSUs. Accordingly, the four current NEOs who participated in the initial February 2022 PSU awards earned the full 25% of their PSUs allocated to Year 4 performance, adjusted for cash dividends declared on the Company’s Common Stock during the Year 1, Year 2, Year 3 and Year 4 performance periods, as illustrated in the following table:

Named Executive Officer	Unearned PSUs Remaining Following Payout for Year 3 Performance Period	Additional Dividend Equivalency PSUs Added During Year 4(1)	Adjusted Total PSUs Outstanding at End of Year 4 Performance Period	Total PSUs Earned for Year 4 Performance Period (Fourth 25% Installment)	Value of PSUs Earned/ Shares Issued for Year 4 Performance Period(2)
Stephen D. Lebovitz	116,128	10,704	126,832	126,832	$4,692,784
Michael I. Lebovitz	19,355	1,784	21,140	21,140	$ 782,180
Katie A. Reinsmidt	19,355	1,784	21,140	21,140	$ 782,180
Jeffery V. Curry	19,355	1,784	21,140	21,140	$ 782,180
(1)
Based on total dividends of $2.50 per share declared on the Company’s Common Stock during 2025 (includes quarterly dividends of $0.40 per share for each of the first and second quarters and $0.45 per share for each of the third and fourth quarters, plus a special dividend of $0.80 per share), with the number of Dividend Equivalency PSUs added for each such dividend determined based on the number of shares of Common Stock that could be purchased with such cash dividends at the then-current price of the Common Stock (using the closing price per share for the Common Stock on the NYSE on the applicable dividend record date), and rounded to the nearest whole PSU.
(2)
Based on $37.00 per share, the closing market price for the Company’s Common Stock on the NYSE on December 31, 2025, the last trading day of fiscal year 2025, which coincided with the conclusion of the Year 4 Performance Period applicable to these PSUs on December 31, 2025.

Outcome of Three-Year 2023-2025 Performance Period Under 2023 PSU Awards

As described in greater detail in the Compensation Discussion and Analysis section of the Company’s proxy statement for our 2024 Annual Meeting of Shareholders (the “2024 CD&A”), in February 2023 the Compensation Committee approved 2023 LTIP awards for the Company’s NEOs which included a grant of PSUs based on a three-year 2023 – 2025 performance cycle (the “2023 PSUs”). The structure and performance goals established for the 2023 PSUs were similar to the PSUs granted in February 2025 as described above, but with certain differences (summarized below) relevant to the outcome of the 2023 PSUs following the completion of their 3-year performance cycle on December 31, 2025.

The relative TSR goals (vs. the Designated Index) and the Absolute Annualized Company TSR goals applicable to the 2023 PSUs were as follows:

Metric	Weighting	Below Threshold (0% Payout)	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
Relative TSR vs. the Designated Index	40%	Below the 30th percentile	30th percentile	50th percentile	75th percentile or higher
Absolute Annualized Company TSR	60%	Less than 5.5%	5.5%	9.0%	15.0%

As described above for the 2025 PSU grants, the number of Performance Stock Units actually earned had the potential to be prorated between the values indicated in the preceding table for calculated performance outcomes between Threshold and Maximum for the 3-year performance period under the 2023 PSUs. Shares earned by each NEO (as detailed below) were initially issued as restricted Common Stock that will vest in full on the first anniversary date following their date of issuance. Additionally, upon vesting, each Named Executive Officer will be required to retain ownership of shares representing the after-tax value of the shares earned pursuant to the 2023 PSUs for a period of two years following their vesting date, except upon the NEO’s termination of employment with the Company.

During February 2026, the Compensation Committee reviewed the outcome of the Company’s performance in relation to the 2023 PSU Goals and certified that the Company had achieved both the “Relative TSR vs Designated Index Goal and the Absolute Annualized Company TSR Goal under the 2023 PSUs at the Maximum/200% Payout level, based on:

•
the achievement of TSR over the 3-year performance cycle at the 94th percentile level relative to the Designated Index as of December 31, 2025; and

•
the achievement of Annualized Company TSR of 22.67% over the 3-year performance cycle

Accordingly, each of the Company’s NEOs earned a payout of shares of restricted Common Stock equal to 200% of the number of PSUs allocated to them under the 2023 LTIP, adjusted for cash dividends declared on the Company’s Common Stock during each of the three years in the relevant performance cycle, as illustrated in the following table:

Named Executive Officer	Original PSUs Issued for 3-Year Performance Period Under the 2023 LTIP	Additional Dividend Equivalency PSUs Added During Performance Period(1)	Adjusted Total PSUs Outstanding at End of 2023 LTIP 3-Year Performance Period	Number of Shares Earned for 2023 PSUs at 200% Payout Factor	Value of PSUs Earned/ Shares Issued at Conclusion of 2023 PSU Performance Period(2)
Stephen D. Lebovitz	41,542	10,094	51,636	103,271	$3,821,027
Benjamin W. Jaenicke	31,287	7,602	38,889	77,778	$2,877,786
Michael I. Lebovitz	17,311	4,206	21,517	43,035	$1,592,295
Katie A. Reinsmidt	17,311	4,206	21,517	43,035	$1,592,295
Jeffery V. Curry	17,311	4,206	21,517	43,035	$1,592,295
(1)
Based on total dividends declared on the Company’s Common Stock as detailed below during each of the 3 years included in the 2023 LTIP performance period, with the number of Dividend Equivalency PSUs added for each such dividend determined based on the number of shares of Common Stock that could be purchased with such cash dividends at the then-current price of the Common Stock (using the closing price per share for the Common Stock on the NYSE on the applicable dividend record date), and rounded to the nearest whole PSU.

(2)
Based on $37.00 per share, the closing market price for the Company’s Common Stock on the NYSE on December 31, 2025, the last trading day of fiscal year 2025, which coincided with the conclusion of the 3-Year Performance Period applicable to the 2023 PSUs on December 31, 2025.

Incentive Components of Our 2026 Executive Compensation Program:

2026 Annual Incentive Program

In February 2026, the Compensation Committee approved a 2026 AIP for the Named Executive Officers. The 2026 AIP, similar to the 2025 AIP described above, is designed to reward the participating Executive Officers for the achievement of annual Corporate Goals and Individual Performance Goals, as assessed by the Compensation Committee. As in prior years, for the Chief Executive Officer 70% of the total AIP opportunity will be based on the Corporate Goals, which are generally quantitative, and the remaining 30% will be based on qualitative Individual Performance Goals. For the other participating NEOs, 60% of the total award will be based on Corporate Goals and the remaining 40% will be based on Individual Performance Goals.

The Corporate Goals portion of the 2026 AIP awards is allocated once again between two categories of performance measures as described below, with (A) the Financial Goals weighted 42% for the CEO and 36% for the other participating Named Executive Officers and (B) the Operational Goals weighted 28% for the CEO and 24% for the other participating Named Executive Officers:

(1)
Financial Goals, including goals related to (i) Funds From Operations (“FFO”), as adjusted, as reported in the Company’s Periodic Reports filed with the SEC, (ii) Net Operating Income as reported in the Periodic Reports, and (iii) addressing property level mortgage maturities; and
(2)
Operational Goals, including goals related to (i) square footage of new and renewal leases signed and (ii) achievement of targets related to new development and redevelopment project openings, as well as anchor transactions, at the Company’s properties.

Consistent with the 2025 AIP, the remaining portion of the award will be based on specific Individual Goals set under the qualitative portion, and the actual payout ultimately received by each participating NEO based on the Corporate Goal metrics will be determined in relation to the threshold, target and maximum performance levels established for such metric by the Compensation Committee in the same manner as described above for the 2025 AIP.

Based on consideration by the Compensation Committee and management of recommendations from Ferguson, the Compensation Committee determined that the target cash bonus award levels set forth in the table below for the 2026 AIP would reflect a 3% increase from the target bonus levels set under the Company’s 2025 AIP.

Named Executive Officer	Total 2026 Target Cash Bonus Award ($)	Quantitative Allocation	Qualitative/ Individual Allocation
Stephen D. Lebovitz	1,517,578	70%	30%
Benjamin W. Jaenicke	654,199	60%	40%
Michael I. Lebovitz	500,018	60%	40%
Katie A. Reinsmidt	483,742	60%	40%
Jeffery V. Curry	359,797	60%	40%

As in the case of the 2025 AIP, payouts for cash bonus awards based on performance in relation to the corporate goal metrics under the AIP may range from 50% (threshold) to 150% (stretch). Performance achieved between threshold and stretch level for either metric results in a prorated bonus payout. There is no payout for the portion of any award that is based on a performance metric for which less than the threshold level of performance is achieved.

As in prior years, the Compensation Committee has the ability to adjust each metric, if appropriate, to account for significant unbudgeted transactions or events, such as acquisitions, dispositions, joint ventures, equity or debt issuances and other capital markets activities, mark-to-market adjustments and certain one-time extraordinary charges for purposes of determining the portion of any Corporate Goals AIP Bonus Award payment based on these metrics.

2026 Long Term Incentive Compensation Program

In February 2026, the Compensation Committee also approved 2026 LTIP awards for the Named Executive Officers, consisting of both a PSU component and an Annual Restricted Stock Award component. The structure of these awards is substantially similar to those included in the 2025 LTIP described above.

Named Executive Officer Grants under 2026 LTIP

The following table illustrates the LTIP Awards approved by the Compensation Committee for the Company’s 2026 year and the 2026 – 2028 performance cycle with respect to the Performance Stock Units:

Named Executive Officers	Target Value of Long-Term Incentive Award	Target Value of PSU Award (1)	Target Number of Performance Stock Units (2)	Value of Annual Restricted Stock Award (1)	Number of Shares of Annual Restricted Stock Awarded (3)
Stephen D. Lebovitz	$1,556,500	$1,089,550	30,227	$466,950	12,955
Benjamin W. Jaenicke	$1,288,000	$772,800	21,440	$515,200	14,293
Michael I. Lebovitz	$673,500	$404,100	11,211	$269,400	7,474
Katie A. Reinsmidt	$673,500	$404,100	11,211	$269,400	7,474
Jeffery V. Curry	$673,500	$404,100	11,211	$269,400	7,474
(1)
The Long-Term Incentive Awards are divided into two parts: 60% (70% for the CEO) for the Performance Stock Unit Awards and 40% (30% for the CEO) for Annual Restricted Stock Awards.
(2)
The number of PSUs granted was determined by dividing the target value of each such PSU Award by $36.045, the average of the high and low prices reported for the Company’s Common Stock on the NYSE on the date that the Compensation Committee set the target value for the 2026 LTIP Award (February 11, 2026), with any fractional amounts rounded up or down (as applicable) to the next whole share.
(3)
The number of shares of restricted Common Stock per each Annual Restricted Stock Award likewise was determined by dividing the value of each such Annual Restricted Stock Award by $36.045, determined as stated above.

Performance Stock Unit Awards Component of 2026 LTIP Awards

As noted above, the PSU awards may be earned based on the pre-established absolute and relative TSR goals as reflected in the table below, which the Compensation Committee elected to maintain at the same level as the goals established for PSU awards under the 2025 LTIP:

Metric	Weighting	Below Threshold (0% Payout)	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
Relative TSR vs. the Designated Index	30%	Below the 30th percentile	30th percentile	50th percentile	75th percentile or higher
Absolute Annualized Company TSR	70%	Less than 5.5%	5.5%	10.0%	18.0%

If the calculated comparison is between Threshold and Maximum for any performance period, then the number of Performance Stock Units earned will be correspondingly prorated between the values indicated in the preceding table.

Such shares, if and when issued at the conclusion of the 3-year performance period, will then vest in full on the first anniversary date following the date of issuance of such shares. Additional terms and conditions of the PSU component of the 2026 LTIP Awards to the Named Executive Officers are the same as those described above for the 2025 LTIP Awards, except for an expansion of the Compensation Committee’s discretion, added in 2025, to allow a portion of any shares earned to vest during the additional one-year restricted period on a pro-rata basis in the event of an officer’s voluntary retirement, as described below.

Annual Restricted Stock Awards Component of LTIP

As referenced above, each LTIP Award also includes a target value amount (30% for the CEO and 40% for the other NEOs) that a Named Executive Officer will receive in the form of an Annual Restricted Stock Award. Additional terms and conditions of both the Annual Restricted Stock Awards component and the PSU component of the LTIP Awards to the Named Executive Officers are described below under the heading “Additional Terms and Conditions of the LTIP Awards.”

Additional Compensation Policies and Practices

Executive Employment Agreements

The Company has entered into Executive Employment Agreements with each of its Named Executive Officers. The current terms of such agreements, as most recently amended and restated in February 2026 following an Employment Agreement and Retirement Policy Review conducted by Ferguson, are described herein under the heading “Additional Information Concerning Executive Compensation – Executive Employment Agreements.”

Additional Terms and Conditions of the LTIP Awards

Additional terms and conditions of the Annual Restricted Stock Awards component of the LTIP Awards to the Named Executive Officers may be summarized as follows:

•
The shares vest over a three (3) year period, with restrictions expiring on one third of the shares subject to each award annually beginning on the first anniversary of the date of grant.
•
The grantee generally has all of the rights of a stockholder during the vesting/restricted period, including the right to receive dividends on the same basis and at the same rate as all other outstanding shares of Common Stock and the right to vote such shares on any matter on which holders of the Company’s Common Stock are entitled to vote.
•
The shares generally are not transferable during the restricted period, except for any transfers which may be required by law (such as pursuant to a domestic relations order).
•
If the grantee’s employment terminates during the restricted period for any reason other than (i) a grantee’s voluntary retirement in connection with a pro-rata vesting approved by the Compensation Committee; (ii) termination by the Company without “cause” (as defined in the award), (iii) death or disability (as defined in the award) or (iv) termination by the Company within 24 months following a Change in Control (as defined in the 2021 Equity Incentive Plan), the award agreements provide that any non-vested portion of the restricted stock award will be immediately forfeited by the grantee.

•
If the grantee’s employment is terminated due to voluntary retirement during the restricted period, and the Compensation Committee exercises its discretion to deem such termination a Company-Approved Retirement for which partial vesting will be allowed, then a portion of the restricted stock award that is not vested on the date of such retirement equal to the amount of such non-vested shares reflecting a pro-rated calculation from the date of the award through the date of such termination shall vest, and the balance of any such non-vested shares shall be forfeited by the grantee. Any portion of a restricted stock award that is not vested on the date of any voluntary retirement by a grantee that is not determined by the Compensation Committee to be a Company-Approved Retirement will likewise be forfeited and returned to the Company.
•
If employment terminates during the restricted period (i) due to a termination by the Company without “cause” (as defined in the award), (ii) due to death or disability (as defined in the award) or (iii) due to termination by the Company within 24 months following a Change in Control (as defined in the 2021 Equity Incentive Plan), the award agreements provide that any portion of the restricted stock award that is not vested as of such date shall immediately become fully vested in the grantee or his or her estate, as applicable.

Additional terms and conditions of the PSU component of the LTIP Awards to the Named Executive Officers may be summarized as follows:

•
Shares subject to PSU Awards will not be issued until the maturity of each such award at the end of a 3-year performance period and, accordingly, will not have any voting rights and will not receive any dividends until following any such issuance. As soon as administratively practicable following the date on which the Company’s Compensation Committee certifies that a PSU award is earned for the applicable performance period, the Company will issue to the participant one share of the Company’s Common Stock for each earned PSU. Settlement is subject to applicable tax withholding.
•
As cash or stock dividends are paid on the shares of Common Stock underlying the PSUs, those dividends will increase the number of a participant’s outstanding PSUs. In the case of cash dividends, the number of additional PSUs will be determined based on the number of shares of Common Stock that could be purchased with such cash dividends based on the closing price of Company Common Stock on the applicable record date. Dividend equivalents will be paid out in additional shares of Common Stock at the time the PSUs are earned. Dividend equivalents related to PSUs that are not earned will be forfeited.
•
If a participating officer’s employment is terminated prior to the end of any performance period due to (A) death or disability (as defined in the PSU award agreements) or (B) due to a termination by the Company without “Cause” (as defined in the PSU award agreements), then the PSU award will be accelerated such that the officer will be entitled to receive a pro rata portion of any PSUs earned for that Performance Period (determined by dividing the number of days from January 1 of the applicable year within the 3-year performance period through the date of such termination by 365), and the Company shall issue to the officer (or his or her beneficiary) a number of fully vested shares of Common Stock equal to such number of PSUs earned by the officer within 60 days of such termination. In the discretion of the Compensation Committee, a participating officer who voluntarily retires prior to the end of any performance period may similarly be entitled to receive a pro rata portion of any PSUs earned for that Performance Period, determined as described in the preceding sentence (any such event being referred to as a “Company-Approved Retirement” under the 2025 LTIP). In either case, any remaining PSUs for such performance period, and any subsequent performance period, will be forfeited.
•
If a participating officer’s employment is terminated other than for “Cause” (as defined in the PSU award agreements) within 24 months following a Change in Control (as defined in the PSU award agreements) and prior to the end of the 3-year performance period, then the PSU award will be accelerated such that the officer will be entitled to receive a pro rata portion of any PSUs earned through the date of such termination (determined by dividing the number of days from January 1 of the applicable year within the 3-year performance period through the date of such termination by 365), and the Company shall issue to the officer (or his or her beneficiary) a number of fully vested shares of Common Stock equal to such number of PSUs earned by the officer within 60 days of such termination. Any remaining PSUs for such performance period, and any subsequent performance period, will be forfeited.

Clawback Policy

The Company has maintained an executive compensation clawback policy applicable to its Named Executive Officers since 2015. In compliance with updates to SEC and NYSE requirements, this policy was updated effective October 2, 2023, regarding the adjustment or recovery of certain incentive awards or payments made to current or former officers of the Company subject to Section 16 of the Exchange Act (which includes the Named Executive Officers), if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the U.S. securities laws. In general, the policy provides that, unless an exception applies, we will seek to recover compensation that is awarded to a Section 16 officer based on the Company’s attainment of a financial metric during the three-year period prior to the fiscal year in which the restatement occurs, to the extent such compensation exceeds the amount that would have been awarded based on the restated financial results.

Stock Ownership Requirements and Anti-Hedging Policy

As discussed above under “Corporate Governance Matters – Additional Policy Statements,” we maintain minimum stock ownership requirements for the Company’s Non-Employee Directors and executive officers. CBL also maintains a policy prohibiting officers and directors from engaging in “hedging” transactions involving any stock or securities of the Company. Specifically, except for indirect transactions not effectively under the control of a covered officer or director (such as transactions carried out by a mutual fund or similar vehicle in which an officer or director may invest, pursuant to investment decisions made by an independent third party manager), the policy prohibits the Company’s directors and officers of the Company or any of its subsidiaries of the level of vice president or above from engaging in hedging or monetization activities through transactions in Company securities or through the use of financial instruments designed for such purposes (including without limitation short-sales, options, puts, calls, and sales against the box, as well as derivative transactions including swaps, forwards, futures, collars and exchange funds). Under the policy, such individuals are generally prohibited from (i) owning financial instruments or participating in investment strategies that represent a direct or indirect hedge of the economic risk of owning Company securities or (ii) owning or participating in any other securities, instruments, contracts, arrangements or understandings that give the holder any rights to acquire any such Company securities.

Corporate Aircraft Usage

Pursuant to a policy adopted by the Company’s Board of Directors, upon approval by the Independent Directors (including the members of the Compensation Committee), and subject to the requirements and limitations of the Federal Aviation Regulations as currently interpreted by the Federal Aviation Administration’s Chief Counsel, Company executives who utilize a private aircraft owned and/or leased by the Management Company for personal transportation (as specified in such policy) reimburse the Company in connection with such usage. Such reimbursement is in an amount equal to the estimated aggregate incremental cost to the Company of such flights (including the variable direct costs of each flight, such as fuel, airport and landing fees, supplies and catering, direct crew costs, and a proportionate share of operating costs for airframe and engines and the cost of repositioning or “deadhead” flights, but excluding costs that do not vary with each flight, such as pilots’ salaries and training, insurance, hangar expense at home base and depreciation, capital and leasing costs associated with the aircraft). As such, the Company was reimbursed for the cost of all trips that were of a personal nature taken by a Named Executive Officer. This policy, however, does not require such reimbursement in certain instances, including but not limited to travel to and from Company offices, where the trip is primarily for a business purpose that benefits the Company. In these instances, allowing the use of aircraft owned or leased by the Company for executive travel serves the Company’s business purposes by enhancing the executive’s security and ability to attend to business matters while in transit, notwithstanding the fact that current SEC rules may require disclosure of the aggregate incremental cost attributable to such trips as additional “perquisite” compensation for the Named Executive Officers. As detailed in the Summary Compensation Table below, for 2025 Stephen D. Lebovitz received $249,991 of compensation attributable to such aircraft usage.

Retiree Insurance Programs

The Company has three programs in place for providing limited post-retirement coverage under the Company’s group medical insurance plan for certain eligible employees – (1) the Tier I Legacy Retiree Program, which applies to Company employees who retire with 30 or more years of service with the Company and/or its affiliates or predecessors; (2) the Tier II Legacy Retiree Program, which applies to Company employees who retire at age 60, but less than age 65, with a total of 20 or more (but less than 30) years of service; and (3) the Tier III Post-65 Retiree Program, which applies to Company officers at the level of senior vice president and above who retire at age 65 or above with 40 or more years of service to the Company and/or its affiliates or predecessors. Details of the Tier I program, which is the only level applicable to any of the Company’s NEOs for purposes of the disclosures herein under the heading “Executive Compensation – Potential Payments Upon Termination or Change in Control,” are further described in that section of this Proxy Statement.

Effect of Regulatory Requirements on Executive Compensation

Accounting Treatment and Tax Deductibility of Executive Compensation. The Committee generally considers the accounting treatment and tax implications of the compensation awarded or paid to our executives. Grants of equity compensation awards under our long-term incentive program are accounted for under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) imposes a $1,000,000 ceiling on a publicly traded corporation’s federal income tax deduction for compensation paid in a taxable year to the corporation’s chief executive officer and certain other executive officers. Prior to passage of the Tax Cuts and Jobs Act in December 2017 (the “2017 Tax Act”), this limitation did not apply to any compensation that satisfies certain requirements to be treated as “performance-based compensation” under Section 162(m) and the related regulations. Following the 2017 Tax Act, this “performance-based” exclusion only applies to certain contracts in effect on November 2, 2017 and not materially modified thereafter.

Because substantially all services performed by the Company’s executive officers are rendered on behalf of our Operating Partnership and/or the Management Company, our executive officers receive all of their compensation as employees of the Management Company. We believe the compensation paid to our executive officers is not subject to Section 162(m) of the Code to the extent such compensation is attributable to services rendered for the Operating Partnership and/or the Management Company. Further, since we have elected to qualify as a REIT under the Code, we generally will not be subject to federal income tax. Thus, the deduction limit contained in Section 162(m) of the Code for compensation paid to CEOs and certain other public company executive officers is not material to the design and structure of our executive compensation program.

Section 409A. Section 409A of the Code generally affects the federal income tax treatment of most forms of deferred compensation (subject to limited grandfathering for certain deferred compensation arrangements in place on or prior to October 3, 2004) by accelerating the timing of the inclusion of the deferred compensation to the recipient for federal income tax purposes and imposing an additional federal income tax on the recipient equal to 20% of the amount of the accelerated income. Management and the Compensation Committee consider the potential adverse federal income tax impact of Section 409A of the Code in determining the form and timing of compensation paid to the Company's executive officers and other employees.

Summary Compensation Table

The following table sets forth information regarding the compensation of the Company’s Named Executive Officers (as determined pursuant to SEC rules) for the Company’s fiscal years ended December 31, 2023, 2024 and 2025:

Summary Compensation Table (1)
Name and Principal Position(2)	Year	Salary($) (3)	Bonus($) (4)	Stock Award(s) ($) (5)	Non-equity Incentive Plan Compensation ($) (6)	All Other Compensation ($) (7)	Total Compensation ($)
Stephen D. Lebovitz, Director, Chief Executive Officer	2025	719,442	552,516	1,723,203	1,350,743	258,741	4,604,645
	2024	719,442	484,110	1,599,544	1,284,621	303,550	4,391,267
	2023	719,442	346,726	2,353,752	1,029,669	334,402	4,783,991
Benjamin A. Jaenicke, Executive Vice President – Chief Financial Officer and Treasurer	2025	404,000	355,681	1,406,224	499,097	8,750	2,673,752
	2024	400,000	402,450	1,318,522	474,665	8,625	2,604,262
	2023	350,000	169,000	1,912,489	283,920	8,250	2,723,659
Michael I. Lebovitz, President	2025	428,691	223,309	735,347	381,470	8,750	1,777,567
	2024	428,691	212,675	689,481	362,796	8,625	1,702,268
	2023	428,691	144,935	980,811	289,870	8,250	1,852,557
Katie A. Reinsmidt, Executive Vice President – Chief Operating Officer	2025	353,500	253,612	735,347	369,053	8,750	1,720,262
	2024	350,000	223,644	689,481	350,987	8,625	1,622,737
	2023	309,000	165,375	980,811	277,830	8,250	1,741,266
Jeffery V. Curry, Chief Legal Officer and Secretary	2025	406,443	160,686	735,347	274,493	8,750	1,585,719
	2024	406,443	153,034	689,481	261,056	8,256	1,518,270
	2023	406,443	93,073	980,811	186,146	8,250	1,674,723

(1) All compensation cost resulting from amounts paid to the Named Executive Officers as shown in this table is recognized by the Management Company, which is a taxable REIT subsidiary.

(2) The position shown represents the individual’s position with the Company and the Management Company.

(3) Each of the Named Executive Officers also elected to contribute a portion of his or her salary to the CBL & Associates Management, Inc. 401(k) Profit Sharing Plan (the “401(k) Plan”) during each period presented.

(4) Represents the qualitative component of each Named Executive Officer’s cash bonus paid under each relevant year’s Annual Incentive Plan, respectively, for Named Executive Officers (as described above in the “Compensation Discussion and Analysis” section). For CFO Benjamin W. Jaenicke, his 2024 cash bonus shown in this column also includes an additional $100,000 discretionary cash bonus recommended by the CEO, and approved by the Compensation Committee, in recognition of his extraordinary efforts in executing the Company’s 2024 property disposition program.

(5) We report all equity awards at their full grant date fair value in accordance with Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718. For the time-vested restricted Common Stock component of awards under the Company’s LTIP for NEOs in 2023, 2024 and 2025, such value is calculated based on the NYSE market price, determined as the average of the high and low trading prices reported on the NYSE for shares of our Common Stock subject to the award on the grant date for the award. For PSUs awarded to NEOs under the Company’s LTIP on February 15, 2023, the fair value was estimated on the date of grant using a Monte Carlo Simulation model. Such valuation consisted of computing the fair value using the Company’s simulated stock price as well as Total Market Return (“TMR”) during each Annual Performance Period from December 1, 2023 through December 31, 2025, which resulted in a grant-date fair value of $38.79 per PSU for each Named Executive Officer. For the PSUs granted on February 12, 2024, a similar Monte Carlo Simulation valuation was performed, which resulted in a grant-date fair value of $24.30 per PSU for each Named Executive Officer, and for the PSUs granted on February 12, 2025, a similar Monte Carlo Simulation valuation also was performed and resulted in a grant-date fair value of $35.57 per PSU for each Named Executive Officer. For the PSUs granted in February 2023, February 2024 and February 2025, the aggregate grant date fair value represents the amount the Company expects to expense in its financial statements. For additional information, refer to Note 16 – Share-Based Compensation in the Company’s audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC, that accompanies this Proxy Statement.

(6) Represents annual incentive compensation paid to the Named Executive Officers pursuant to the Corporate Goals portion of their 2025 Annual Incentive Plan award, their 2024 Annual Incentive Plan award and their 2023 Annual Incentive Plan award, respectively (as described above in the “Compensation Discussion and Analysis” section).

(7) For 2025, amounts shown include matching contributions by the Management Company under the 401(k) Plan for each of the Named Executive Officers. For Stephen D. Lebovitz, also includes $249,991 reflecting the incremental cost to the Company of his personal use (including use by family members accompanying the executive) of a private aircraft owned by the Management Company for certain travel including, but not limited to, travel to and from Company offices, where the trip is primarily for a business purpose that benefits the Company and such usage may be deemed a “perquisite” under current SEC rules. For the Management Company owned aircraft, the incremental cost is determined by estimating the variable portion of the Company’s per hour cost of owning, operating and maintaining such aircraft, less any portion reimbursed by the executives. Since the Management Company owned aircraft is used primarily for business travel, our Company does not include the fixed costs that do not change based on usage, such as management fees and acquisition costs. Depending on availability, family members of executive officers also are permitted to ride along on the corporate aircraft when it is already going to a specific destination for a business purpose. We consider this use to have no incremental cost to the Company, since the business flight would have occurred regardless of the additional passengers.

2025 Grants of Plan-Based Awards

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	Grant Date Fair Value of Stock and Option Awards ($) (4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Stephen D. Lebovitz	2/12/2025	515,682	1,031,364	1,547,046	—	—	—	—	—
	2/12/2025	—	—	—	17,659	35,318	70,636	—	1,256,257
	2/12/2025	—	—	—	—	—	—	15,136	466,946
Benjamin W. Jaenicke	2/12/2025	190,544	381,087	571,631	—	—	—	—	—
	2/12/2025	—	—	—	12,525	25,050	50,100	—	891,029
	2/12/2025	—	—	—	—	—	—	16,700	515,195
Michael I. Lebovitz	2/12/2025	145,636	291,272	436,908	—	—	—	—	—
	2/12/2025	—	—	—	6,550	13,099	26,198	—	465,934
	2/12/2025	—	—	—	—	—	—	8,733	269,413
Katie A. Reinsmidt	2/12/2025	140,896	281,791	422,687	—	—	—	—	—
	2/12/2025	—	—	—	6,550	13,099	26,198	—	465,934
	2/12/2025	—	—	—	—	—	—	8,733	269,413
Jeffery V. Curry	2/12/2025	104,795	209,590	314,385	—	—	—	—	—
	2/12/2025	—	—	—	6,550	13,099	26,198	—	465,934
	2/12/2025	—	—	—	—	—	—	8,733	269,413

(1) These columns represent the potential value of the payout for each Named Executive Officer if the Threshold, Target or Maximum (Stretch) goals were satisfied under the Corporate Goal Measures components of the 2025 Annual Incentive Plan, as described above in the “Compensation Discussion and Analysis” section. The amounts actually earned by each NEO with respect to 2025 performance under the AIP are reported in the Bonus (for the Qualitative Measures component) and Non-Equity Incentive Plan Compensation (for the Corporate Goal Measures component) columns in the 2025 Summary Compensation Table above.

(2) As described in greater detail above in the “Compensation Discussion and Analysis” section under “Performance Stock Unit Awards Component of 2025 LTIP Awards,” these columns represent the potential number of shares to be earned by each Named Executive Officer with respect to the PSUs granted in 2025 under the LTIP, as follows:

•
The “Threshold” column assumes achievement of Threshold level performance for both the 30% of the potential PSU shares earned based on the “Relative TSR vs. Designated Index Metric” and the 70% of the potential PSU shares earned based on the “3-Year Absolute Cumulative CBL TSR Metric.”
•
The “Target” column assumes achievement of Target level performance for both the 30% of the potential PSU shares earned based on the “Relative TSR vs. Designated Index Metric” and the 70% of the potential PSU shares earned based on the “3-Year Absolute Cumulative CBL TSR Metric.”
•
The “Maximum” column assumes achievement of Maximum level performance for both the 30% of the potential PSU shares earned based on the “Relative TSR vs. Designated Index Metric” and the 70% of the potential PSU shares earned based on the “3-Year Company Absolute TSR Metric.”

The actual number of shares of Common Stock issued pursuant to these PSUs will be determined as of December 31, 2027 based on the Company’s TSR performance over the 2025-2027 performance period pursuant to the metrics referenced above, and will then vest in full on the first anniversary date following the date of issuance of such shares, all as described above in the “Compensation Discussion and Analysis” section.

The aggregate number of shares that potentially could be earned pursuant to these PSUs by each of the NEOs as of December 31, 2025, reflecting applicable increases to the initial number of PSUs granted to each NEO due to the payment of cash dividends on outstanding shares of Common Stock following their date of grant (as described above in the “Compensation Discussion and Analysis” section) is reported under “Equity Incentive Plan Awards” in the Stock Awards column of the 2025 Outstanding Equity Awards at Fiscal Year-End Table.

(3) Represents the number of shares of restricted stock awarded to each Named Executive Officer under the 2021 Equity Incentive Plan in February 2025 under the Annual Restricted Stock Awards component of the LTIP award for each NEO. Such awards have the additional terms and conditions described under the heading “Annual Restricted Stock Awards Component of LTIP” in the “Compensation Discussion and Analysis” section above.

(4) Represents the grant date fair value of the February 2025 Annual Restricted Stock Awards, calculated as described in footnote (5) to the Summary Compensation Table above.

Additional Information Concerning Executive Compensation

The following discussion presents additional information relevant to the compensation reported above for each of the Named Executive Officers in the Summary Compensation Table and the 2025 Grants of Plan-Based Awards Table.

Executive Employment Agreements

Following an Employment Agreement and Retirement Policy Review conducted by Ferguson, the Compensation Committee approved a further amendment and restatement of the Executive Employment Agreements with each of its current NEOs. The purpose of these February 2026 amendments was to update the terms of each agreement as follows: (i) to update the term of each agreement and add provisions governing the term of each agreement following any Change of Control (as described below); (ii) to reset the current base salaries in the agreements to the current 2026 base salary for each NEO as determined by the Compensation Committee; (iii) to replace previously prescribed dollar amounts used to calculate certain potential future severance payments provided for in the agreements, as well as the previous description of annual bonus opportunities, with direct references to target bonus amounts for each NEO determined by the Compensation Committee pursuant to the Company’s Annual Incentive Plan for the NEOs; and (iv) to provide for uniform continuation of health insurance benefits for 24 months following termination, subject to longer continuation, if applicable, under the terms of the Company’s Tier I, Tier II and Tier III Legacy Retiree Programs. Following these updates, the terms of the Executive Employment Agreements with the Company’s NEOs may be summarized as follows:

Term:

Initial term runs from August 18, 2020 (or, in the case of Mr. Jaenicke, from September 1, 2022) through (i) April 1, 2027 (for NEOs other than Mr. Jaenicke and Ms. Reinsmidt) or (ii) April 1, 2029 (for Mr. Jaenicke and Ms. Reinsmidt), in each case with automatic renewals for successive 1-year terms if not terminated by either party on 120 days’ advance written notice (including any such renewals, the “Term”).

Term Following a Change of Control:

Following any Change of Control (as defined in the Company’s 2021 Equity Incentive Plan), the term of each Employment Agreement shall be extended for an additional two (2) years beyond the date of the Change of Control (for NEOs other than Mr. Jaenicke and Ms. Reinsmidt) or for until the later to occur of their initial termination date or 2 years beyond the date of the Change of Control (for Mr. Jaenicke and Ms. Reinsmidt), unless terminated by either party on 120 days’ advance written notice prior to the end of such extended term. Thereafter, as stated above the Term will include additional automatic renewals for successive 1-year terms if not terminated by either party on 120 days’ advance written notice.

Base Salary:

Annual base salaries are reset to the base salary in effect for each NEO as of January 1, 2026 ($719,442 for Stephen D. Lebovitz; $404,000 for Mr. Jaenicke; $428,691 for Michael I. Lebovitz; $353,500 for Ms. Reinsmidt; and $406,443 for Mr. Curry) – in each case with future increases or decreases determined by discretionary Compensation Committee or Board action (provided that each NEO’s base salary shall not be decreased by more than 5% during the Term).

Annual Bonus:

Executives to be provided with annual bonus opportunities, structured as determined by the Compensation Committee pursuant to the Company’s Annual Incentive Plan for its NEOs (or any similar future program).

Other Incentives:

Participation and amounts applicable to future equity incentives under the 2021 Equity Incentive Plan to be as determined by the Company’s Compensation Committee, which currently consists of the LTIP program as described in this proxy statement.

Insurance/Benefits:

Continuation of health insurance benefits for 24 months following termination, subject to longer continuation, if applicable, under the terms of the Company’s Tier I, Tier II and Tier III Legacy Retiree Programs as described herein under “Additional Compensation Policies and Practices – Retiree Insurance Programs,” subject to the executive not having been terminated for Cause (as described below).

Severance:

If employment is terminated either (A) by the Company without Cause or (B) by the executive for Good Reason (each as defined in the Agreement and described below) following a Change in Control (as defined in the 2021 Equity Incentive Plan), severance is twice (2x) the sum of (i) the NEO’s then-current annual base salary plus (ii) the NEO’s specified Target Cash Bonus Award as set forth in the Company’s Annual Incentive Plan in effect for the fiscal year in which the NEO’s date of termination occurs.

Death/Disability:

If employment is terminated due to death or disability (other than for the CEO), severance is twice (2x) then-current annual base salary. In the case of CEO Stephen D. Lebovitz, such severance would equal 1x then-current annual base salary plus the CEO’s specified Target Cash Bonus Award as set forth in the Company’s Annual Incentive Plan in effect for the fiscal year in such termination occurs.

Non-Solicitation/ Non-Compete:	Non-Competition Period is six months following termination, while Non-Solicitation Period is one year following termination.

For purposes of the provisions described above:

“Cause” means:

(i)
any act of fraud or willful malfeasance committed by the executive;
(ii)
the executive’s engaging in conduct which is injurious to the Company or any of its affiliates, monetarily or otherwise (subject to a 30-day cure period after written notice from the Board or the Compensation Committee, if such conduct is capable of being cured to the reasonable satisfaction of the Board or the Compensation Committee, as applicable);
(iii)
the executive’s failure to perform the executive’s material duties under the Agreement, or the executive’s material breach of the Agreement (subject to a 30-day cure period after written notice from the Board or the Compensation Committee, if such conduct is capable of being cured to the reasonable satisfaction of the Board or the Compensation Committee, as applicable);
(iv)
the executive’s conviction of, or pleading guilty or no contest to, a felony, or a conviction of, or a plea of guilty or no contest to, any criminal offence involving fraud, willful malfeasance, embezzlement, extortion, bribery, misappropriation or moral turpitude; or
(v)
the executive’s (A) material violation of the Company’s policies and procedures including, but not limited to, (I) the Company’s policies prohibiting conduct that constitutes sexual misconduct, harassment (including sexual harassment), discrimination or retaliation and (II) the Code of Business Conduct; and (B) engagement in any conduct or cover-up of such conduct that is in violation of any of the Company’s policies and procedures (including but not limited to policies listed in (I) and (II) above) that could cause or has caused damage to the reputation or business of the Company or any of its affiliates or their respective employees (subject to a 30-day cure period after written notice from the Board or the Compensation Committee, if such conduct (other than criminal conduct described in clause (iv) above) is capable of being cured to the reasonable satisfaction of the Board or the Compensation Committee, as applicable).

“Good Reason” means:

(i)
a material diminution in the executive’s duties and responsibilities; provided, however, that the executive shall not have Good Reason to terminate employment pursuant to this clause if such change in duties and responsibilities results solely from the Company’s ceasing to be a publicly traded company;
(ii)
a reduction in the executive’s Base Salary, other than a reduction not in excess of five percent (5%) as provided in the Agreement; or
(iii)
the relocation of the geographic location of the executive’s principal place of employment to a location more than fifty (50) miles from the executive’s principal place of employment as of the date of the Agreement; (subject to a 30-day cure period following executive’s written notice to the Company of the existence of such condition or conditions, and a requirement that, if any such condition is not remedied within the cure period, executive must terminate his or her employment immediately following the end of the cure period).

“Disability” means the employee’s complete and permanent disability as defined by the Company’s health insurance plans or as otherwise defined by the Company from time to time consistent with applicable law.

“Change in Control” as defined in the 2021 Equity Incentive Plan means the first to occur of any of the following events:

(i)
An acquisition by any individual, entity or group (within the meaning of Exchange Act Sections 13(d)(3) or 14(d)(2)) (a “Person”) of beneficial ownership (within the meaning of SEC Rule 13d‑3) of 30% or of either (A) the Company’s then outstanding shares of Common Stock (the “Outstanding Common Stock”) or (B) the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); excluding, however: (I) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being converted was acquired directly from the Company, (II) any acquisition by the Company and/or members of our management, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a corporation controlled by the Company or (IV) any acquisition by a Person pursuant to a transaction which complies with clauses (A), (B) and (C) of Subsection (iii) of this definition or (V) any acquisition by a Person who as of the Effective Date has beneficial ownership of 20% or more of the Outstanding Common Stock or Outstanding Voting Securities (each, an “Excluded Holder”); or
(ii)
A change in composition of the Board (other than changes in the composition of the Board that occur within three (3) months following the Effective Date), such that the individuals who, as of the Effective Date or as of the first day of the fourth month following the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a member of the Board subsequent to such Effective Date, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this provision) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (e.g., an election of directors involving a proxy solicitation subject to SEC Rule 14a-12(c)) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be considered a member of the Incumbent Board; or
(iii)
The consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless following such Business Combination:
(A)
all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, other than as a result of an increase in ownership of Outstanding Common Stock and Outstanding Voting Securities by an Excluded Holder;
(B)
no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company, any Excluded Holder or any corporation controlled by the Company or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock of the corporation resulting from such or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Company prior to the Business Combination; and
(C)
individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Business Combination; or
(iv)
a complete liquidation or dissolution of the Company.

The 2021 Equity Incentive Plan also provides that, notwithstanding the foregoing, for purposes of an award that provides for a deferral of compensation under Section 409A of the Code, to the extent the impact of a Change in Control on such award would subject a plan participant to additional taxes under Section 409A of the Code, a Change in Control described in subsection (i), (ii), (iii) or (iv) above with respect to such award must also constitute a “change in the ownership of a corporation,” “change in the effective control of a corporation,” or a “change in the ownership of a substantial portion of a corporation’s assets” within the meaning of Section 409A of the Code, as applied to the Company.

Annual Bonus Arrangements for Named Executive Officers

The terms of both the quantitative and qualitative components of the bonus arrangements for the Named Executive Officers under the 2025 Annual Incentive Plan are described above in the “Compensation Discussion and Analysis” section. If a Named Executive Officer’s employment is terminated prior the conclusion of the AIP performance period, then he or she would receive the severance payments (if any) to which such officer would be entitled pursuant to the terms of the NEOs’ employment agreements as described above, but would not receive any cash payout with respect to the 2025 AIP except as stipulated below:

•
in the event of such NEO’s death or disability (as defined above) prior to the end of the annual performance period, an otherwise eligible NEO would receive an AIP Bonus Payment in the amount of his or her full Target Cash Bonus Award, pro-rated for the NEO’s time of service during the performance period, as determined by the Compensation Committee; and

•
in the event of the termination of such NEO’s employment, other than (i) a voluntary termination, except for “Good Reason” following a “Change of Control” (each as defined above) or (ii) for Cause (as defined above) prior to end of the annual performance period, an otherwise eligible NEO would receive an AIP Bonus Payment in the amount of his or her full Target Cash Bonus Award, pro-rated for the NEO’s time of service during the performance period, as determined by the Compensation Committee.

Performance Stock Unit Grants to the Named Executive Officers Under the 2021 Equity Incentive Plan

The terms of the PSUs granted to the Named Executive Officers in February 2025 under the 2021 Equity Incentive Plan are detailed above in the “Compensation Discussion and Analysis” section.

Risks Arising From Design of Compensation Programs

Both senior management and the Compensation Committee believe that the design of the Company’s compensation programs, including our executive compensation program, does not encourage our executives or employees to take unnecessary and excessive risks, and that the risks arising from these programs are not reasonably likely to have a material adverse effect on the Company. Factors supporting these conclusions include, among others, the following:

•
Both annual performance bonuses and grants of equity awards under our 2021 Equity Incentive Plan are not automatic, but are granted in the discretion of senior management and the Compensation Committee and are subject to downward adjustment as the Compensation Committee or management may deem appropriate.
•
As noted above, approval by our Board of Directors (or a committee thereof) is required for significant transactions that entail the expenditure of funds or incurrence of debt or liability in amounts in excess of certain threshold dollar amounts, thereby limiting the risks to which employees, or even senior management, may expose the Company without higher-level Board review. Company policy also provides similar checks against the creation of risk by compensation-based incentives at the operational level – such as a procedure that employees who are compensated based in part on leasing results may have the authority to negotiate new and renewal lease terms, but the authority to approve and execute the leases rests with a higher level of management whose compensation is not subject to the same incentives.
•
Due to the scope of their authority, risk-related decisions concerning the Company’s business are primarily under the control of our executive officers. As discussed above, we maintain stock ownership guidelines for all executive officers – supported by the features of our compensation programs that encourage our executives to achieve and maintain a significant proprietary interest in the Company. These guidelines tend to align our senior executives’ long-term interests with those of our shareholders and serve as a disincentive to behavior that is focused only on the short-term and risks material harm to the Company.

Application of Executive Compensation Clawback Policy

As discussed on page 47 above in the Compensation Discussion and Analysis, the Company has maintained an executive compensation clawback policy applicable to its Named Executive Officers since 2015. Effective October 2, 2023, this policy was updated pursuant to revised requirements of SEC and NYSE rules to apply to all current or former officers of the Company subject to Section 16 of the Exchange Act (including the Named Executive Officers). During the effectiveness of this policy, the Company has not been required to prepare an accounting restatement that resulted in the recovery of erroneously awarded compensation from any covered officers, and there are no unrecovered balances currently outstanding from any prior application of the clawback policy.

2025 Outstanding Equity Awards at Fiscal Year-End

Name	Stock Awards
	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Stephen D. Lebovitz	37,688 (3)	1,394,456	154,896	5,731,152
Benjamin W. Jaenicke	45,087 (4)	1,668,219	109,865	4,065,005
Michael I. Lebovitz	20,266 (5)	749,842	57,451	2,125,687
Katie A. Reinsmidt	20,266 (5)	749,842	57,451	2,125,687
Jeffery V. Curry	20,266 (5)	749,842	57,451	2,125,687

(1) These shares were issued under the 2021 Equity Incentive Plan, as follows:

•
pursuant to the Annual Restricted Stock Awards component of the LTIP in February 2023, February 2024 and February 2025, which vest in 1/3 increments on each of the first three anniversaries of their date of grant; and
•
for Mr. Jaenicke, also includes 5,000 shares granted pursuant to an award in connection with his initial employment in September 2022, which vests in 25% increments on each of the first four anniversaries of their date of grant.

Totals do not include additional shares of restricted stock earned pursuant to the completion of the 3-year performance cycle under the 2023 PSUs (as detailed in the “2025 Option Exercises and Stock Vested” table below), because such shares were issued as of February 11, 2026 following certification of performance under the 2023 PSUs by the Compensation Committee and will vest on February 11, 2027. Market value shown for all unvested shares of restricted stock is calculated based on the closing price for the Company’s Common Stock on the NYSE on the last trading day of fiscal year 2025 (December 31) of $37.00 per share.

(2) Represents the number of shares of Common Stock that could be earned during the three-year Performance Period pursuant to the PSUs granted in February 2024 and February 2025 under the LTIP. Amounts shown in the table assume (A) in the case of the February 2024 PSU awards, performance at 187% of Target for the Absolute Company TSR component and performance at 200% of Target for the Relative TSR vs. Designated Index component and (B) in the case of the February 2025 PSU awards, performance at 104% of Target for the Absolute Company TSR component and performance at 200% of Target for the Relative TSR vs. Designated Index component – all based on interim metrics as of December 31, 2025. In each case, such amounts also reflect applicable increases to the initial number of PSUs granted to each NEO due to the payment of cash dividends on outstanding shares of Common Stock, as described in more detail above under “Long-Term Incentive Compensation” in the “Compensation Discussion and Analysis” section). Market value shown for the unearned shares of Common Stock underlying such PSUs is calculated based on the closing price for the Company’s Common Stock on the NYSE on the last trading day of fiscal year 2025 (December 31) of $37.00 per share.

(3) Such shares are scheduled to vest as follows: (i) 9,233 shares will vest on February 15, 2026; (ii) 6,658 shares will vest on February 7 in 2026, while 6,661 shares will vest on February 7, 2027; and (iii) 5,044 shares will vest on February 12, 2026, with 5,045 shares vesting on February 12, 2027 and 5,047 shares vesting on February 12, 2028.

(4) Such shares are scheduled to vest as follows: (i) 5,000 shares will vest on September 1, 2026; (ii) 8,692 shares will vest on February 15, 2026; (iii) 7,346 shares will vest on February 7, 2026 and 7,349 shares will vest on February 7, 2027; and (iv) 5,566 shares will vest on February 12 in each of the years 2026 and 2027, with 5,568 shares vesting on February 12, 2028.

(5) Such shares are scheduled to vest as follows: (i) 3,848 shares will vest on February 15, 2026; (ii) 3,842 shares will vest on February 7, 2026 and 3,843 shares will vest on February 7, 2027; and (iii) 2,910 shares will vest on February 12, 2026, with 2,911 shares vesting on February 12, 2027 and 2,912 shares vesting on February 12, 2028.

2025 Option Exercises and Stock Vested

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Stephen D. Lebovitz	320,992	11,833,069
Benjamin W. Jaenicke	98,814	3,549,282
Michael I. Lebovitz	84,362	3,087,648
Katie A. Reinsmidt	84,362	3,087,648
Jeffery V. Curry	84,362	3,087,648

(1)
Represents the aggregate of:
(i)
shares of the Company’s Common Stock received by each Named Executive Officer pursuant to time-vested restricted stock awards granted under the Company’s 2021 Equity Incentive Plan which vested during fiscal 2025;
(ii)
for NEOs other than Mr. Jaenicke, shares of Common Stock earned pursuant to the PSUs granted in February 2022 for the Year 4 Performance Period ended December 31, 2025, which were delivered to the NEOs as of February 11, 2026 following certification of the related performance by the Compensation Committee (including applicable increases to the initial number of PSUs granted to each NEO due to the payment of cash dividends on outstanding shares of Common Stock, as follows: Stephen D. Lebovitz – 10,704 shares; Michael I. Lebovitz – 1,784 shares; Katie A. Reinsmidt – 1,784 shares; and Jeffery V. Curry – 1,784 shares); and
(iii)
for each of the NEOs, shares of Common Stock earned pursuant to the PSUs granted in February 2023 for the 3-Year Performance Period ended December 31, 2025, which were delivered to the NEOs as of February 11, 2026, subject to an additional 1-year vesting period, following certification of the related performance by the Compensation Committee (including applicable increases to the initial number of PSUs granted to each NEO due to the payment of cash dividends on outstanding shares of Common Stock, as follows: Stephen D. Lebovitz – 20,187 shares; Benjamin W. Jaenicke – 15,204 shares; Michael I. Lebovitz – 8,412 shares; Katie A. Reinsmidt – 8,412 shares; and Jeffery V. Curry – 8,412 shares)

The following table presents for each NEO the number of shares acquired upon the vesting or payout of these equity awards for each applicable vesting date, the number of shares withheld/surrendered to the Company with respect to estimated tax liability, and the net number of shares retained by the NEO with respect to each such event:

Shares of Common Stock Received Pursuant to Restricted Stock and PSUs that Vested or Paid Out During 2025 Pursuant to the Terms of Awards Under the 2021 Equity Incentive Plan
Name	Award Type/ Vesting or PSU Payout Date*	Number of Shares of Common Stock Acquired Upon Vesting/PSU Payout	Number of Shares Surrendered for Estimated Taxes**	Net Number of Shares Retained By the Executive
Stephen D. Lebovitz	Restricted Stock/ 2/7/2025	6,658	2,765	3,893
	Restricted Stock/ 2/15/2025	9,231	3,633	5,598
	Restricted Stock/ 12/15/2025	75,000	29,513	45,487
	PSUs/ 12/31/2025	126,832	49,909	76,923
	PSUs/ 12/31/2025	103,271	—	103,271
Benjamin W. Jaenicke	Restricted Stock/ 2/7/2025	7,346	3,105	4,241
	Restricted Stock/ 2/15/2025	8,690	3,420	5,270
	Restricted Stock/ 9/1/2025	5,000	1,968	3,032
	PSUs/ 12/31/2025	77,778	—	77,778

Shares of Common Stock Received Pursuant to Restricted Stock and PSUs that Vested or Paid Out During 2025 Pursuant to the Terms of Awards Under the 2021 Equity Incentive Plan
Name	Award Type/ Vesting or PSU Payout Date*	Number of Shares of Common Stock Acquired Upon Vesting/PSU Payout	Number of Shares Surrendered for Estimated Taxes**	Net Number of Shares Retained By the Executive
Michael I. Lebovitz	Restricted Stock/ 2/7/2025	3,841	1,716	2,125
	Restricted Stock/ 2/15/2025	3,846	1,514	2,332
	Restricted Stock/ 12/15/2025	12,500	4,919	7,581
	PSUs/ 12/31/2025	21,140	8,319	12,821
	PSUs/ 12/31/2025	43,035	—	43,035
Katie A. Reinsmidt	Restricted Stock/ 2/7/2025	3,841	1,716	2,125
	Restricted Stock/ 2/15/2025	3,846	1,514	2,332
	Restricted Stock/ 12/15/2025	12,500	4,919	7,581
	PSUs/ 12/31/2025	21,140	8,319	12,821
	PSUs/ 12/31/2025	43,035	—	43,035
Jeffery V. Curry	Restricted Stock/ 2/7/2025	3,841	1,716	2,125
	Restricted Stock/ 2/15/2025	3,846	1,514	2,332
	Restricted Stock/ 12/15/2025	12,500	4,919	7,581
	PSUs/ 12/31/2025	21,140	8,319	12,821
	PSUs/ 12/31/2025	43,035	—	43,035

* Shares earned under PSU awards for which the performance cycle was completed on December 31, 2025, were issued following Compensation Committee certification of the number of shares earned on February 11, 2026.

** Shares earned pursuant to the 3-year performance cycle under the 2023 PSUs were issued as time-vesting restricted stock, subject to an additional one-year vesting period, so there was no tax withholding associated with their initial issuance.

(2)
Amounts shown are based on the closing market price for the Company’s Common Stock on the NYSE on the respective dates when each applicable award installment vested or was earned (or on the immediately preceding trading day, if such date was not a business day). As each installment of restricted stock vests, the officer may choose either (A) to sell all (or some portion) of the underlying shares, net of shares surrendered for taxes, immediately following the vesting date (or, in the case of shares earned pursuant to the PSUs, after they are delivered following certification of the related performance by the Compensation Committee) or (B) to hold all (or some portion) of the underlying shares indefinitely or for sale at a later date. Accordingly, such amounts do not correspond to the actual value that will be realized by each Named Executive Officer.

Potential Payments Upon Termination or Change in Control

The Company’s current agreements with its Named Executive Officers involving employment, severance or change in control provisions that could have resulted in additional compensation as of December 31, 2025, include the following, each as further described below:

•
the non-solicitation and non-competition arrangements, as well as the severance and continuation of insurance benefits provisions, included in the Executive Employment Agreements as they were in effect on December 31, 2025 (the Second Amended and Restated Executive Employment Agreement for NEOs other than Mr. Jaenicke, and for Mr. Jaenicke his First Amended and Restated Employment Agreement),

•
any pro-rated portion of the Target Cash Bonus Award payable under the 2025 AIP in the event of the NEO’s death, disability or other termination other than (i) a voluntary termination, except for “Good Reason” following a “Change of Control” (each as defined above) or (ii) for Cause (as defined above) prior to end of the annual performance period;

•
for Annual Restricted Stock Awards granted beginning with the 2025 LTIP, the discretionary partial vesting of such awards by the Compensation Committee on a pro-rata basis in the event of a Company-Approved Retirement, as further described below;

•
the automatic vesting of any unvested shares subject to restricted stock awards or partial payout of shares earned pursuant to Performance Stock Units, as further described below, if the Company terminates the recipient’s employment during the applicable restricted or performance period without “cause” as defined in the award, or upon the occurrence of the recipient’s death, disability or a Change in Control as defined in the 2021 Equity Incentive Plan; and

•
the Tier I Legacy Retiree Program described below.

Apart from the terms of these arrangements, the Named Executive Officers will not receive compensation in connection with any termination of employment due to a change in control of the Company, death, disability, retirement or any other reason, except for such benefits as are available generally to all employees under the Company’s 401(k) Plan, insurance and other benefits programs.

As of December 31, 2025, the end of the Company’s most recently completed fiscal year, the Named Executive Officers who are not eligible for the Tier I Legacy Retiree Program also did not meet the age and service requirements for continuation of medical benefits under the Company’s Tier II Legacy Retiree Program, which is generally available to all employees who retire at age 60, but less than age 65, and have been employed by the Company and/or its affiliates or predecessors for a total of 20 or more (but less than 30) years of service, or the Tier III Post-65 Retiree program, which applies to Company officers at the level of senior vice president and above who retire at age 65 or above with 40 or more years of service to the Company and/or its affiliates or predecessors.

Payments Under Executive Employment Agreements

Under the Executive Employment Agreements as in effect prior to the latest February 2026 amendments discussed above in the Compensation Discussion and Analysis section under the heading “Executive Employment Agreements,” the potential severance payments and continuation of insurance benefits to the NEOs in the event of a termination or a change in control of the Company (assuming such event had occurred as of December 31, 2025) may be summarized as follows:

Continuation of Insurance/Benefits:

Continuation of health insurance benefits for 18 months following termination
(24 months for CEO), subject to longer continuation, if applicable, under the terms of the Company’s Tier I, Tier II and Tier III Legacy Retiree Programs, subject to the executive not having been terminated for Cause.

Severance Upon Termination Without Cause or in Connection With a Change in Control:

If employment is terminated either (A) by the Company without Cause or (B) by the NEO for Good Reason following a Change in Control, each NEO will receive severance equal to twice (2x) the sum of (i) then-current annual base salary plus (ii) a specified target bonus amount for each NEO (which amounts are $953,000 for Stephen D. Lebovitz; $338,000 for Benjamin W. Jaenicke; $313,000 for Michael I. Lebovitz; $300,000 for Katie A. Reinsmidt; and $201,000 for Jeffery V. Curry).

Death/Disability:

If employment is terminated due to death or disability (other than for the CEO), severance is twice (2x) then-current annual base salary. In the case of CEO Stephen D. Lebovitz, such severance would equal 1x then-current annual base salary plus $953,000.

Non-Solicitation/ Non-Compete:

Each NEO has agreed not to (i) engage in any competing solicitation of employees, customers, clients or suppliers of the Company for a period of one (1) year following termination or (ii) otherwise, directly or indirectly, engage in business in competition with the Company for a period of six (6) months following termination.

For purposes of the above-described provisions, the terms “Cause” and “Good Reason” have the definitions described above under the heading “Additional Information Concerning Executive Compensation –Executive Employment Agreements.” “Disability” is defined to mean the NEO’s complete and permanent disability as defined by the Company’s health insurance plans or as otherwise defined by the Company from time to time consistent with applicable law.

Vesting of Restricted Stock Upon Termination Without Cause, Death, Disability, Change in Control or Retirement

The terms of the initial Emergence restricted stock awards granted to the NEOs under the 2021 Equity Incentive Plan (and to Mr. Jaenicke in connection with his initial employment in September 2022) provided that:

•
if the NEO’s employment terminates during the restricted period due to a termination by the Company without “Cause,” fifty percent (50%) of any portion of the restricted stock award that is not vested as of such date shall immediately become fully vested in the NEO, and the balance of such shares will immediately be forfeited; and
•
if the NEO’s employment terminates during the restricted period due to death or disability (as defined in the award), or due to termination by the Company upon a Change in Control (as defined in the 2021 Equity Incentive Plan), any portion of the restricted stock award that is not vested as of such date shall immediately become fully vested in the NEO or his or her estate, as applicable.

The terms of the subsequent Annual Restricted Stock Awards granted to the NEOs under the 2021 Equity Incentive Plan pursuant to the 2023 LTIP and the 2024 LTIP provide that:

•
if the NEO’s employment terminates during the restricted period due to a termination by the Company without “Cause,” any portion of the restricted stock award that is not vested as of such date shall immediately become fully vested in the NEO; and
•
if the NEO’s employment terminates during the restricted period due to death or disability (as defined in the award), or due to termination by the Company upon a Change in Control (as defined in the 2021 Equity Incentive Plan), any portion of the restricted stock award that is not vested as of such date shall immediately become fully vested in the NEO or his or her estate, as applicable.

The terms of the Annual Restricted Stock Awards granted to the NEOs under the 2021 Equity Incentive Plan were further modified, beginning with the 2025 LTIP, to provide that if the NEO’s employment terminates during the restricted period in connection with retirement, the Compensation Committee will have the discretion to approve a partial vesting of the non-vested portion of the shares subject to such award in an amount equal to the number of remaining non-vested shares pro-rated from the date the award was originally granted through the date of such event (a “Company-Approved Retirement”).

For purposes of these provisions:

“Cause” has the same meaning as described above for purposes of the Amended and Restated Executive Employment Agreements under the heading “Additional Information Concerning Executive Compensation – Executive Employment Agreements.”

“Disability” means the employee’s complete and permanent disability as defined by the Company’s health insurance plans or as otherwise defined by the Company from time to time consistent with applicable law.

“Change in Control” has the meaning described above under the heading “Additional Information Concerning Executive Compensation – Executive Employment Agreements.”

Payout of PSU Awards in the Event of Death, Disability or Termination Without Cause

For the initial post-Chapter 11 PSU awards referenced above in the Compensation Discussion and Analysis section under the heading “Outcome of Year 4 Performance Period Under 2022 PSU Awards,” if a NEO’s employment is terminated prior to the end of one of the four Annual Performance Periods applicable to such awards due to death, disability or a termination by the Company without Cause, the NEO would be entitled to receive a pro rata portion of any PSUs earned for the then-current Annual Performance Period (determined by dividing the number of days from January 1 of the applicable Annual Performance Period through the date of such termination by 365), and any remaining PSUs for such Annual Performance Period, and any subsequent Annual Performance Period, would be forfeited.

In the case of the subsequent PSU awards granted in February 2023, February 2024 and February 2025 as described above in the Compensation Discussion and Analysis section, if a participating officer’s employment terminates prior to conclusion of the 3-year performance period (i) due to death or disability (as defined in the PSU award agreements) or (ii) due to a termination by the Company without “cause” (as defined in the PSU award agreements), then, in either case, the NEO (or his/her estate, as applicable) would be entitled to receive immediately vested shares of Common Stock equal to a pro rata portion of the PSUs applicable to the award, based on the achievement of the relevant performance criteria for the portion of the 3-year performance cycle completed through the date of such termination, and any remaining PSUs will be forfeited.

For purposes of these provisions, the terms “Cause” and “Disability” have the same meanings as referenced above for purposes of determining the vesting of any shares of restricted stock granted to the NEOs under the 2021 Equity Incentive Plan.

Tier I Legacy Retiree Program

The Company’s Tier I Legacy Retiree Program provides certain benefits concerning the continuation of health insurance coverage to certain employees who meet its requirements. The “Tier I Retirees” covered by the Tier I Retiree Legacy Program include any Company employee who retires after the program’s effective date and:

•
has been employed by CBL and/or its affiliates or predecessors for a total of 30 or more years prior to their date of retirement;
•
is participating in the CBL group medical insurance plan on the date of their retirement; and
•
is not eligible for health benefit coverage pursuant to any other group insurance plan or Medicare.

Program benefits for each eligible Tier I Retiree (and his or her spouse who is insured by CBL’s health insurance plan on the date of the retirement of the Tier I Retiree) are as follows:

•
for an initial period of 24 months (two years) from the date of the Tier I Retiree’s retirement, the Tier I Retiree and his or her covered spouse will be entitled to continue to participate in the CBL group medical insurance plan at no cost to the Tier I Retiree and/or his or her covered spouse;
•
the Tier I Retiree and his or her covered spouse will be entitled to continue participation in the CBL group medical insurance plan (as such may be amended, revised or modified from time to time and as available to then-active employees of CBL) following his or her retirement, but with the Tier I Retiree and his or her covered spouse paying the full cost for such coverage (i.e., equivalent to the then-prevailing COBRA rate) following the expiration of 24 months from the date of the Tier I Retiree’s retirement;
•
any period of time during which a Tier I Retiree (and spouse, if applicable) participates in CBL’s group medical insurance plan as a Tier I Retiree (or spouse) after the participant’s retirement counting towards the maximum coverage period for COBRA continuation will count towards the maximum coverage period for COBRA continuation; and
•
upon reaching the age of Medicare eligibility or becoming eligible for other group medical coverage, the Tier I Legacy Retiree (and spouse if applicable), would cease to be eligible for the CBL group medical insurance plan.

Any tax obligations imposed on a Tier I Retiree as a result of the benefit under this program will be the sole responsibility of such retiree (and his or her spouse, if applicable). The Company may elect to discontinue the Tier I Legacy Retiree benefit on a prospective basis on each annual renewal of the Company’s overall group health insurance plan.

Currently, should they retire from the Company, both Stephen D. Lebovitz and Michael I. Lebovitz would meet the criteria to be covered under the Tier I Legacy Retiree Program. The projected benefit to any covered Tier I Retiree under that program will depend on the then-current costs of participation in CBL’s group medical insurance plan on the date of his or her retirement from CBL.

Potential Payments Upon Termination or Change in Control for Named Executive Officers

Based on the foregoing, the table below summarizes the potential payments to each Named Executive Officer in connection with a termination of employment under each listed scenario, assuming in each case that the applicable triggering event occurred as of December 31, 2025:

TERMINATION/CHANGE IN CONTROL PAYMENTS
Named Executive Officer	Value of Cash Severance Under Employment Agreement ($)(1)	Value of AIP Bonus Payment ($)(2)	Value of Continuation of Health Insurance Benefits ($)(3)(4)	Vesting of Equity Awards ($)(5)	Total ($)
Stephen D. Lebovitz
Termination without Cause	3,344,884	1,903,259	46,681	13,097,896	18,392,720
Death / Disability	1,672,442	1,903,259	46,681	13,097,896	16,720,278
Retirement	—	1,903,259	46,681	11,868,127	13,818,067
Termination following Change in Control	—	1,903,259	46,681	13,097,896	15,047,836
Termination by NEO for Good Reason following Change in Control	3,344,884	1,903,259	46,681	13,097,896	18,392,720
Benjamin A. Jaenicke
Termination without Cause	1,484,000	854,778	48,795	5,140,102	7,527,675
Death / Disability	808,000	854,778	48,795	6,808,321	8,519,894
Retirement	—	854,778	48,795	5,321,809	6,225,382
Termination following Change in Control	—	854,778	48,795	6,808,321	7,711,894
Termination by NEO for Good Reason following Change in Control	1,484,000	854,778	48,795	6,808,321	9,195,894
Michael I. Lebovitz
Termination without Cause	1,483,382	604,779	60,009	4,307,282	6,455,452
Death / Disability	857,382	604,779	60,009	4,307,282	5,829,452
Retirement	—	604,779	60,009	3,652,456	4,317,244
Termination following Change in Control	—	604,779	60,009	4,307,282	4,972,070
Termination by NEO for Good Reason following Change in Control	1,483,382	604,779	60,009	4,307,282	6,455,452
Katie A. Reinsmidt
Termination without Cause	1,307,000	622,665	35,011	4,307,282	6,271,958
Death / Disability	707,000	622,665	35,011	4,307,282	5,671,958
Retirement	—	622,665	35,011	3,652,456	4,310,132
Termination following Change in Control	—	622,665	35,011	4,307,282	4,964,958
Termination by NEO for Good Reason following Change in Control	1,307,000	622,665	35,011	4,307,282	6,271,958
Jeffery V. Curry
Termination without Cause	1,214,886	435,179	—	4,307,282	5,957,347
Death / Disability	812,886	435,179	—	4,307,282	5,555,347
Retirement	—	435,179	—	3,652,456	4,087,635
Termination following Change in Control	—	435,179	—	4,307,282	4,742,461
Termination by NEO for Good Reason following Change in Control	1,214,886	435,179	—	4,307,282	5,957,347

(1) The Executive Employment Agreements do not include prescribed cash severance payments in the event of a NEO’s retirement, or in the event of termination of employment following a Change in Control other than a termination by the NEO for Good Reason as discussed above.

(2) Since the performance period under the 2025 AIP would have been completed as of December 31, 2025, the assumed date of termination for purposes of this table, each NEO still would have been entitled to receive the 2025 AIP payouts reflected in Summary Compensation Table above upon certification by the Compensation Committee of the levels achieved under the 2025 AIP performance goals.

(3) The Tier I Legacy Retiree Program does not provide for any benefits upon the occurrence of a Change in Control, or a termination of the NEO’s employment without Cause, in the absence of an eligible employee retiring and otherwise satisfying its requirements (as described above). Under the terms of the Executive Employment Agreements, the continuation of health insurance benefits for 18 months (24 months in the case of CEO Stephen D. Lebovitz) is subject to the NEO not having been terminated for Cause. Estimated values are based on current premiums payable under CBL’s group medical insurance plan as of December 31, 2025. For Michael I Lebovitz, the amount shown also includes the value of the additional 6 months of continued health insurance coverage he would receive for himself and his spouse under the Tier I Legacy Retiree Program, following the expiration of the 18-month continuation of his current family health insurance coverage that he would have received under the terms of the Amended and Restated Employment Agreements discussed above, if he had retired as of December 31, 2025. Stephen D. Lebovitz would not receive any additional benefit under the Tier I Legacy Retiree Program, since he is already entitled to receive continuation of health insurance benefits for 24 months under his Executive Employment Agreement. Currently, Benjamin W. Jaenicke, Katie A. Reinsmidt and Jeffery V. Curry are not eligible for benefits under the Tier I Legacy Retiree Program.

(4) In the case of Mr. Curry, there would be no continuation of health insurance benefits because Mr. Curry currently does not utilize health insurance coverage under the Company’s programs.

(5) As further detailed in the table below, this value is calculated based on:

•
the number of unvested shares of restricted stock each Named Executive Officer would retain in the event his or her employment were terminated during the restricted period (i) without Cause (50% vesting for restricted stock granted to Mr. Jaenicke in September 2022; 100% vesting for all other awards of restricted stock) or (ii) upon the occurrence of the recipient’s death, disability or termination by the Company upon a Change in Control as defined in the 2021 Equity Incentive Plan (100% vesting), had such contingency occurred on December 31, 2025; plus
•
for unvested shares of restricted stock granted pursuant to the 2025 LTIP only, an assumption that the Compensation Committee would have exercised its discretion to allow a portion of the shares subject to such awards to vest on a pro-rata basis in the event of the NEO’s voluntary retirement occurring on December 31, 2025; plus
•
since SEC disclosure rules require that these tables assume all relevant triggering events occurred on December 31, 2025, includes (A) the number of shares of Common Stock issuable pursuant to the PSUs actually earned for the Year 4 Annual Performance Period pursuant to the PSUs granted in February 2022 that concluded as of December 31, 2025 plus (B) the number of shares of Common Stock issuable pursuant to the PSUs actually earned for the three-year (2023-2025) performance period applicable to the PSUs granted in February 2023 that concluded as of December 31, 2025; plus
•
the number of shares of Common Stock that would have been issuable pursuant to the pro rata portion of any PSUs earned for the three-year (2024-2026) performance period applicable to the PSUs granted in February 2024 in the event of termination of employment without Cause, or in the event of the NEO’s death or disability, in each case assuming that such event occurred as of December 31, 2025; plus
•
the number of shares of Common Stock that would have been issuable pursuant to the pro rata portion of any PSUs earned for the three-year (2025-2027) performance period applicable to the PSUs granted in February 2025 in the event of termination of employment without Cause, or in the event of the NEO’s death or disability, in each case assuming that such event occurred as of December 31, 2025.

Named Executive Officer	Number of Shares of Restricted Stock Retained Upon Termination Without Cause	Number of Shares of Restricted Stock Retained Upon Retirement	Number of Shares of Restricted Stock Retained Upon Death/Disability or Termination by the Company Upon a Change in Control	Number of Shares Actually Earned for Payout of February 2022 and February 2023 PSU Grants Upon Completion of Applicable Performance Period on 12/31/2025	Number of Shares Earned for Pro Rated Payout of February 2024 and February 2025 PSU Grants Upon Death/Disability or Termination by the Company Without Cause(a)
Stephen D. Lebovitz	37,688	4,451	37,688	230,103	86,206
Benjamin W. Jaenicke	42,587	4,911	45,087	77,778	61,144
Michael I. Lebovitz	20,266	2,568	20,266	64,175	31,972
Katie A. Reinsmidt	20,266	2,568	20,266	64,175	31,972
Jeffery V. Curry	20,266	2,568	20,266	64,175	31,972

(a)
Amounts shown as earned (i) for pro-rated payout of the February 2024 PSU awards assume performance at 187% of Target for the Absolute TSR component and performance at 200% of Target for the Relative TSR vs. Designated Index component and (ii) for pro-rated payout of the February 2025 PSU awards assume performance 104% of Target for the Absolute Company TSR component and performance at 200% of Target for the Relative TSR vs. Designated Index component, in each case based on interim metrics as of December 31, 2025.

In the event of a NEO’s retirement prior to the vesting of any shares of restricted stock or payout of PSU awards granted under the 2021 Equity Incentive Plan pursuant to the 2024 LTIP, assuming such event occurred as of December 31, 2025, all such unvested shares of restricted stock or unearned PSUs would be forfeited. In the event of a NEO’s Company-Approved Retirement (as described above) as of December 31, 2025 and prior to the vesting of any shares of restricted stock (i) granted under the 2025 LTIP pursuant to the time-vesting restricted stock awards or (ii) earned pursuant to any pro-rata payout of PSU awards granted under to the 2025 LTIP and subject to an additional one-year vesting period, the Compensation Committee would have discretion to allow a portion of such shares to vest on a pro-rata basis.

Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following reasonable estimate of the ratio of the annual total compensation of our Chief Executive Officer (our “CEO”) to the median of the annual total compensation of our other employees.

For 2025, our last completed fiscal year:

•
the annual total compensation for our median employee was $71,397; and
•
the annual total compensation of our CEO, as reported in the Summary Compensation Table included elsewhere in this Proxy Statement, was $4,604,645.

Based on this information, for 2025 the ratio of annual total compensation of our CEO to the median of the annual total compensation of all employees was 64 to 1.

To identify the median employee, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:

1. We identified the median employee using our employee population as of December 31, 2025, which consisted of approximately 478 individuals, all located in the United States.

2. To identify the “median employee” from our employee population, we examined the amount of total compensation (annual salary/wages as of December 31, 2025, plus bonus compensation in 2025) of each employee (other than the CEO) as reflected in payroll records. Salaries/wages were annualized for all permanent employees who were employees for less than the full year. We did not make any cost-of-living adjustments in identifying the “median employee”.

3. We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation.

4. Once we identified our median employee, we calculated annual total compensation for this employee of $71,397 using the same methodology we use for our CEO in the Summary Compensation Table as set forth in this Proxy Statement.

5. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2025 Summary Compensation Table included in this Proxy Statement.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Pay Versus Performance Disclosure

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of SEC Regulation S-K (the “PvP Rules”), we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last five completed calendar years. In determining the “compensation actually paid” (“CAP”) to our NEOs, we are required to make various adjustments, as summarized below, to amounts that have been previously reported in the Summary Compensation Table (“SCT”), as the SEC’s valuation methods for stock compensation in this section differ from the methods required to be utilized in the SCT. The table below summarizes compensation values both previously reported in our SCT, as well as the adjusted values required in this section for the 2025, 2024, 2023, 2022, and 2021 calendar years, together with information concerning total shareholder return (“TSR”) and the Company’s reported Net Income (Loss), as well as our Gross Net Operating Income (“NOI”), which the Company believes represents its most important financial performance measure in evaluating pay-for-performance, other than TSR and Net Income (Loss), for the most recently completed fiscal year.

The Compensation Committee did not consider the pay versus performance data presented below in making its compensation decisions for any of the years shown. For a detailed discussion concerning the design of our executive compensation programs, CBL’s pay-for-performance philosophy and how we align executive compensation with the Company’s performance, please refer to the “Compensation Discussion and Analysis” section above.

PAY VERSUS PERFORMANCE TABLE

Year	SCT Total Comp. for PEO (1) ($)	Compensation Actually Paid to PEO (2) ($)	Average SCT Total Comp. for Non-PEO NEOs (3) ($)	Average Compensation Actually Paid to Non-PEO NEOs (2)(3) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) (5) ($ in thousands)	Gross NOI (5) ($ in thousands)
					Total Share-holder Return (4) ($)	Peer Group Total Share-holder Return (4) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	4,604,645	9,864,105	1,939,325	3,385,392	169.96	96.00	134,526	447,298
2024	4,391,267	9,207,611	1,861,885	3,078,094	123.87	93,87	57,117	435,197
2023	4,783,991	5,890,614	1,998,051	2,020,535	96.38	89.47	3,204	440,631
2022	11,213,094	7,924,741	2,692,700	1,773,405	85.32	80.34	(99,515)	459,704
2021	10,359,985	11,358,031	2,174,763	2,353,588	104.00	107.05	(152,731)*	89,046*
							(486,413)**	368,304**

* Results for Successor Period, November 1 – December 31, 2021. See Footnote (5) below for additional information.

** Results for Predecessor Period, January 1 – October 31, 2021. See Footnote (5) below for additional information.

(1) The principal executive officer (“PEO”) for all years included in the table is Stephen D. Lebovitz, our Chief Executive Officer. The dollar amounts reported in column (b) are the amounts of total compensation reported for Stephen D. Lebovitz for each corresponding year in the “Total Compensation” column of the Summary Compensation Table presented in the Company’s annual meeting proxy statements for the relevant periods.

(2) The dollar amounts reported in column (c) and (e) reflect CAP as computed in accordance with SEC rules. Stock compensation in the SCT is reflective of the grant date fair value of awards granted in the respective years. See tables below for the detail of the adjustments made to the SCT in the calculation of CAP. The CAP reflected below does not reflect the actual amount of compensation paid out to our NEOs during the applicable year as it includes changes in the value of stock compensation for awards which remained unvested at the end of the applicable year.

PEO Reconciliation of SCT Total Compensation to CAP
	2025	2024	2023	2022	2021
SCT Total Compensation for PEO	$4,604,645	$4,391,267	$4,783,991	$11,213,094	$10,359,985
Adjustments:
Remove stock compensation included in SCT Total Compensation (A)	(1,723,203)	(1,599,513)	(2,353,752)	(9,046,372)	(8,271,000)
Add fair value as of vesting date of awards granted during the year that vested during the year (B)	—	—	—	2,355,037	—
Add fair value of awards granted during the year that were outstanding and unvested as of year-end (B)	2,642,229	2,333,332	1,942,699	5,454,982	9,216,000
Add (subtract) changes in fair value from prior year-end to current year-end for awards granted in prior years that were outstanding and unvested as of year-end (B)	1,132,868	1,608,208	(346,304)	(1,838,250)	—
Add (subtract) changes in fair value from prior year-end to vesting date of awards granted in prior years that vested during the year (B)	2,925,846	2,172,811	824,937	(438,750)	53,046
Subtract fair value as of prior year-end for awards granted in prior years that are deemed to fail to meet the applicable vesting conditions during the year (B)	—	—	—	—	—
Add dividends paid on unvested awards (C)	281,720	301,506	1,039,043	225,000	—
Total Adjustments	5,259,460	4,816,344	1,106,623	(3,288,353)	998,046
CAP for PEO	$9,864,105	$9,207,611	$5,890,614	$7,924,741	$11,358,031

Non-PEO Reconciliation of Average SCT Total Compensation to Average CAP
	2025	2024	2023	2022	2021
Average SCT Total Compensation for Non-PEO NEOs	$1,939,325	$1,861,885	$1,998,051	$2,692,700	$2,174,763
Adjustments:
Remove stock compensation included in SCT Total Compensation (A)	(903,067)	(846,741)	(1,213,731)	(1,507,724)	(1,447,425)
Add fair value as of vesting date of awards granted during the year that vested during the year (B)	—	—	—	392,498	—
Add fair value of awards granted during the year that were outstanding and unvested as of year-end (B)	1,344,618	1,212,392	1,005,002	681,875	1,612,800
Add (subtract) changes in fair value from prior year-end to current year-end for awards granted in prior years that were outstanding and unvested as of year-end (B)	528,322	507,260	(35,563)	(229,781)	—
Add (subtract) changes in fair value from prior year-end to vesting date of awards granted in prior years that vested during the year (B)	384,578	269,465	101,766	(122,738)	13,450
Subtract fair value as of prior year-end for awards granted in prior years that are deemed to fail to meet the applicable vesting conditions during the year (B)	—	—	—	(172,800)	—
Add dividends paid on unvested awards (C)	91,616	73,833	165,010	39,375	—
Total Adjustments	1,446,067	1,216,209	22,484	(919,295)	178,825
Average CAP for Non-PEO NEOs	$3,385,392	$3,078,094	$2,020,535	$1,773,405	$2,353,588

(A)
The amounts included in this row are the amounts reported in the “Stock Awards” column of the SCT for each applicable year.
(B)
The equity award adjustments for each applicable year were calculated in accordance with the methodology required by the SEC’s PvP Rules. In calculating the necessary adjustments to the SCT, fair values of equity awards were determined as follows:
•
The fair values reported for CAP purposes for PSUs granted in years 2018 through 2025 based on three-year performance cycles were determined in accordance with FASB ASC 718 and were estimated using a Monte Carlo Simulation model, which consisted of computing the fair value using the Company’s simulated stock price as well as TSR over the applicable performance period. These PSUs ultimately vest based on measured performance through the end of the three-year performance period for both metrics. The fair value of PSUs granted in 2022 was estimated using a Monte Carlo Simulation model, which consisted of computing the fair value using the Company’s simulated stock price as well as TMR during each annual performance period, with the exception of (i) the PSUs that vested for each of our NEOs on December 31, 2025 (as shown in the 2025 Option Exercises and Stock Vested Table on page 58 in this proxy statement), which are valued based on the closing price for our Common Stock on the NYSE on the last trading day of fiscal year 2025 (December 31) of $37.00 per share; (ii) the PSUs that vested for each of our NEOs on December 31, 2024, which are valued based on the closing price for our Common Stock on the NYSE on the last trading day of fiscal year 2024 (December 31) of $29.41 per share; (iii) the PSUs that vested for each of our NEOs on December 31, 2023, which are valued based on the closing price for our Common Stock on the NYSE on the last trading day of fiscal year 2023 (December 29) of $24.42 per share; and (iv) the PSUs that vested for each of our NEOs on December 31, 2022, which are valued based on the closing price for our Common Stock on the NYSE on the last trading day of fiscal year 2022 (December 30) of $23.08 per share.
•
The fair value of restricted stock reflects the average of the high and low sales prices of our Common Stock on the last trading day of each respective year multiplied times the number of shares outstanding or, for awards that vested during the year, the average of the high and low sales prices of our Common Stock on the vesting date multiplied by the number of shares that vested.
•
For additional information, refer to Note 16 – Share-Based Compensation in the Company’s audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC, that accompanies this Proxy Statement (the “2025 Form 10-K”).
(C)
For outstanding shares of restricted stock that have not vested, the recipients of such awards, including our NEOs, receive dividend payments on restricted stock prior to vesting. These amounts reflect the dividends actually paid with respect to unvested restricted stock in the applicable year.

(3) The dollar amounts reported in column (d) represent the average of the total compensation amounts reported for the Company’s NEOs as a group (excluding the PEO) in the “Total Compensation” column of the Summary Compensation Table in each applicable year. The non-PEO NEOs for 2023, 2024 and 2025 are Benjamin W. Jaenicke, Michael I. Lebovitz, Katie A. Reinsmidt and Jeffery V. Curry. The non-PEO NEOs for 2021 and 2022 are Farzana Khaleel, Michael I. Lebovitz, Katie A. Reinsmidt and Jeffery V. Curry.

(4) CBL total shareholder return in column (f) is based on an assumed $100 invested on November 2, 2021 (the first day of trading on the NYSE following the Company’s emergence from Chapter 11 reorganization and the NYSE listing), at the market close, through December 31, 2021, December 31, 2022, December 31, 2023, December 31, 2024 and December 31, 2025, respectively, with all dividends reinvested. Peer group total shareholder return in column (g) is based on a similar $100 investment on November 2, 2021, in the FTSE NAREIT All Equity REITs Index, with all dividends reinvested (the same industry peer group utilized in the stock performance graph presented in Part II, Item 5 of our 2025 Form 10-K). Pursuant to applicable SEC guidance, total shareholder return information for periods prior to November 2, 2021 is not included in the PvP table due to the impact of our Chapter 11 reorganization.

(5) Amounts shown in column (h) represent Net Income (Loss) (dollars in thousands) as reported in the Company’s Consolidated Statements of Operations in the 2025 Form 10-K for the fiscal years ended December 31, 2025, 2024 and 2023, and as reported in the Company’s Consolidated Statements of Operations in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as previously filed with the SEC (the “2022 Form 10-K”). Amounts shown: (i) for the Successor period comprised of the two months ended December 31, 2021 and (ii) for the Predecessor period comprised of the ten months ended October 31, 2021, represent the amounts as reported for such period in in the Company’s Consolidated Statements of Operations in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as previously filed with the SEC (the “2021 Form 10-K”).

Amounts shown in column (i) represent the Operating Partnership’s Share of Total NOI (“Gross NOI”) as reported in the Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations section in the 2025 Form 10-K for the fiscal years ended December 31, 2025, 2024 and 2023. Amounts shown: (i) for the Successor period comprised of the fiscal year ended December 31, 2022 and the two months ended December 31, 2021 and (ii) for the Predecessor period comprised of the ten months ended October 31, 2021 represent the amounts as reported in the Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations section in the 2022 Form 10-K.

As discussed in Note 1 – Organization and in Note 19 – Fresh Start Accounting in the Company’s audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as previously filed with the SEC (the “2023 Form 10-K”), upon the Company’s emergence from Chapter 11 reorganization pursuant to the Chapter 11 Cases, the Company adopted fresh start accounting, which resulted in a new basis of accounting and the Company becoming a new entity for financial reporting purposes. As a result of the application of fresh start accounting and the effects of the implementation of the Plan, the consolidated financial statements after the Effective Date (November 1, 2021) are not comparable with the consolidated financial statements on or before that date. The lack of comparability is emphasized in the Company’s Consolidated Statements of Operations included in the 2023 Form 10-K and the 2022 Form 10-K by the use of a “black line” to separate the Predecessor (defined below) and Successor (defined below) Periods in the consolidated financial statements and footnote tables. References to “Successor” or “Successor Company” relate to the financial position and results of operations of the Company after the Effective Date. References to "Predecessor" or "Predecessor Company" refer to the financial position and results of operations of the

Company on or before the Effective Date. See Note 1 – Organization and in Note 19 – Fresh Start Accounting in the Company’s audited financial statements contained in the 2023 Form 10-K, as previously filed with the SEC, for additional information.

Relationship Between Financial Performance Measures

The graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our Non-PEO NEOs, with (i) our cumulative TSR and our Peer Group TSR, (ii) our Net Income (Loss), and (iii) our Gross NOI, in each case as calculated in accordance with (and subject to the limitations described in) the footnotes to the Pay Versus Performance Table above, for the fiscal years ended December 31, 2021, 2022, 2023, 2024 and 2025:

COMPARISON OF COMPENSATION ACTUALLY PAID AND GROSS NET OPERATING INCOME
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
CAP
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Gross NOI
2021
2022
2023
2024
2025
CEO CAP
Other NEOs CAP (Average)
Successor Gross NOI
Predecessor Gross NOI

Tabular List of Financial Performance Measures

The most important financial performance measures used by the Company in setting pay-for-performance compensation for the most recently completed fiscal year are described in the table below. The manner in which these measures, together with certain non-financial performance measures, determine the amounts of incentive compensation paid to our named executive officers is described above in the Compensation Discussion and Analysis section of this proxy statement.

Significant Financial Performance Measures
Total Shareholder Return
Gross NOI
Adjusted Funds From Operations (AFFO)

DIRECTOR COMPENSATION

The following table sets forth information regarding the compensation of each Non‑Employee Director for the Company’s fiscal year ended December 31, 2025. Directors who are employees of the Company do not receive any separate compensation for service in their capacity as a director.

2025 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Marjorie L. Bowen	115,000	125,023	240,023
David J. Contis	140,000	125,023	265,023
David M. Fields	110,000	125,023	235,023
Robert G. Gifford	110,000	125,023	235,023
Jeffrey A. Kivitz	105,000	125,023	230,023
Michael A. Torres	105,000	125,023	230,023

(1) This column reports the aggregate amount of all cash compensation earned by each Non-Employee Director during 2025 for Board and committee service, determined as described below under “Additional Information Concerning Director Compensation.”

(2) This column represents the grant date fair value of restricted stock awards granted to the Non-Employee Directors during 2025 under the 2021 Equity Incentive Plan, calculated in accordance with Financial Accounting Standards Board ASC Topic 718. Effective December 15, 2025, each then current Non-Employee Director was granted 3,346 shares of restricted Common Stock under the 2021 Equity Incentive Plan. Such shares had a grant date fair value of $37.365 per share, based on the average of the high and low price of the Company’s Common Stock as reported on the NYSE on the December 15, 2025 grant date. Additional terms of these awards are described below under “Post-Emergence Director Compensation – Non-Employee Director Annual Awards.” For more information, refer to Note 16 – Share-Based Compensation in the Company’s audited financial statements contained in the Company’s 2025 Form 10-K that accompanies this Proxy Statement. The grant date fair value represents the amount that the Company expects to expense in its financial statements over the vesting schedule for these awards and does not correspond to the actual value that will be realized by each Non-Employee Director. The aggregate number of outstanding shares of restricted Common Stock held by each Non-Employee Director as of December 31, 2025, was as follows: Marjorie L. Bowen – 7,363 shares; David J. Contis – 19,863 shares; David M. Fields – 7,363 shares; Robert G. Gifford – 7,363 shares; Jeffrey A. Kivitz – 7,363 shares; and Michael A. Torres – 7,363 shares.

Additional Information Concerning Director Compensation

Both the Company’s management and the Compensation Committee intend for the compensation of the Company’s Non-Employee Directors to be competitive and reasonable in relation to the directors’ responsibilities for supervising the overall management and policies of the Company, and in relation to the compensation of Non-Employee Directors at the same group of peer companies reviewed by the Compensation Committee in setting base salaries for the Named Executive Officers (taking into account differences in size and scope of operations between the Company and certain of its peers).

During the fourth quarter of 2022, following a review of peer director compensation compiled by Ferguson, the Board of Directors approved the Non-Employee Director Compensation to be effective as of January 1, 2023 and going forward, as reflected in the table below:

Non-Employee Director Fees Paid in Cash

Description	Non-Employee Director Fees Effective Jan. 1, 2023
Annual Cash Retainer for each Non-Employee Director	$75,000
Additional Annual Committee Member Fee (Audit Committee, Compensation Committee; Nominating/Corporate Governance Committee)	$15,000
Additional Annual Committee Chairperson Fee (Compensation Committee; Nominating/Corporate Governance Committee)*	$20,000
Additional Annual Committee Chairperson Fee (Audit Committee)*	$25,000
Additional Annual Fee – Non-Employee Chairman of the Board**	$50,000

* Committee Chairperson receives these fees in lieu of the applicable Committee Member fee.

** While eliminating a separate Lead Independent Director fee and maintaining the cash portion of the Additional Annual Fee for the Non-Employee Chairman at $50,000 for 2023, the Board, in November 2022 and to be effective for the 2023 year, added another $100,000 in the form of an additional grant of restricted shares of Common Stock to be granted to the then-current Non-Employee Chairman on December 15 preceding the beginning of the year to which such fee was applicable, vesting as of January 1 of the following year. In connection with the resignation of our then-current Non-Employee Chairman in January 2023, the Board of Directors appointed the Company’s then-current Lead Independent Director, David J. Contis, as Chairman of the Board and eliminated the separate position of Lead Independent Director. Pursuant to Mr. Contis’ request, he did not receive the incremental $100,000 equity grant as the Non-Employee Chairman of the Board for 2023 and, in February 2024, the Board eliminated the incremental $100,000 equity award for 2024 and going forward.

All cash fees are paid to the Non-Employee Directors on a quarterly basis. Each Non-Employee Director also receives reimbursement of expenses incurred in attending meetings.

Non-Employee Director Annual Equity Awards

The Non-Employee Director Compensation schedule approved by the Board in the fourth quarter of 2022 also provided that on December 15th of each year of service (the “Grant Date”), each Non-Employee Director of the Company serving on such Grant Date would receive a grant of shares of restricted Common Stock of the Company pursuant to the 2021 Equity Incentive Plan, as amended (the “Non-Employee Director Annual Award”), having a value of $125,000, for their prospective service in the upcoming calendar year (the “Annual Service Period”).

The number of shares to be granted pursuant to each Non-Employee Director Annual Award will be based on the average of the high and low trading prices for the Company’s Common Stock on the Grant Date, but if the Grant Date shall not be a date upon which the shares trade, then the number of shares will be based on the average of the high and low trading prices for the Company’s Common Stock on the last preceding trading date prior to the Grant Date. The shares granted under the Non-Employee Director Annual Award will vest on January 1 of the calendar year following the conclusion of the Annual Service Period.

Generally, unless the Board of Directors should determine otherwise, a Non-Employee Director who ceases to be a member of the Board prior to the conclusion of the Annual Service Period will forfeit any unvested shares except in the event such Non-Employee Director ceased to be a member of the Board due to such Non-Employee Director’s death or disability or on a Change in Control of the Company (as defined in the 2021 Equity Incentive Plan). As in the case of the Restricted Stock Awards to Company officers described above, the Non-Employee director generally will have all of the rights of a stockholder during the vesting/restricted period, including the right to receive dividends on the same basis and at the same rate as all other outstanding shares of Common Stock and the right to vote such shares on any matter on which holders of the Company’s Common Stock are entitled to vote, and the shares generally will not be transferable during the restricted period, except for any transfers which may be required by law (such as pursuant to a domestic relations order).

February 2026 Additional Stock Award for Chairman of the Board

In February 2026, the Compensation Committee considered the fact that, as the Company’s Chairman of the Board, David Contis has continued to play a significant role, in addition to his regular duties as Board Chair, in executing CBL’s business strategy. The additional services provided by Mr. Contis in this capacity include, but are not limited to, assisting primarily the CEO and also the executive management team in identifying and reviewing strategic priorities, reviewing capital expenditures, tenant allowances and other investments, enhancing tools to review key performance indicators, evaluating acquisition opportunities and other external growth opportunities, discussing financings and other capital market activities, providing introductions to individuals and organizations to broaden the Company’s range of contacts and general advice and counsel.

In order to provide additional incentive compensation to Mr. Contis in connection with these ongoing services, the Compensation Committee approved a new one-time award to Mr. Contis, effective February 11, 2026, of 50,000 shares of time-vested restricted stock. The Compensation Committee deemed it appropriate to compensate Mr. Contis for the significant time, effort and expertise that he devotes to providing these services, which goes beyond the expectation of a typical independent Board Chair and was deemed reasonable based on additional compensation awarded in similar circumstances. The award will vest in full on December 31, 2028, subject to earlier vesting in the event of Mr. Contis’ death or disability prior to such date (100% vesting), or should he cease to be a Non-Employee Director of CBL prior to such date due to an intervening Change in Control as defined above in the discussion of other equity awards under the 2021 Equity Incentive Plan (50% vesting for a Change in Control occurring on or before June 30, 2027; 100% thereafter). Apart from the vesting schedule, the material terms of this award are the same as those described above for the Non-Employee Director Annual Awards.

Equity Compensation Plan Information as of December 31, 2025

The following table sets forth information as to the Company’s equity compensation plans as of the end of the Company’s 2025 fiscal year:

Plan Category	(a) Number of securities to be issued upon exercise of the outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	None	N/A	N/A
Equity compensation plans not approved by security holders (1)	None	N/A	2,644,315
TOTAL	None	N/A	2,644,315

(1) Represents securities available under the 2021 Equity Incentive Plan, which was not required to receive separate shareholder approval because it was approved by the Bankruptcy Court pursuant to the Plan. Totals shown as of December 31, 2025, include 953,403 additional shares of Common Stock that became issuable pursuant to the operation of the “evergreen” provision contained in Section 4.1 of the 2021 Equity Incentive Plan as of January 1, 2023.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors currently consists of Robert G. Gifford (Chairman), David M. Fields, Jeffrey A. Kivitz and Michael A. Torres. None of the members of the Compensation Committee are or have been officers or employees of the Company or any of its subsidiaries and each member of the Compensation Committee is an Independent Director.

No executive officer of the Company served on any board of directors or compensation committee of any entity (other than the Company or its subsidiaries) with which any member of the Compensation Committee, or any other director of the Company, is affiliated.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information or report be deemed incorporated by reference into any future filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

The Compensation Committee of the Board of Directors of the Company currently is composed of four Independent Directors, Robert G. Gifford (Chairperson), David M. Fields, Jeffrey A. Kivitz and Michael A. Torres. The Compensation Committee operates under a second amended and restated written charter adopted by the Board of Directors on November 10, 2022. A copy of the second amended and restated charter is available and can be accessed in the “Investor Relations – Governance – Governance Documents” section of the Company’s website at www.cblproperties.com. The Company’s Board of Directors has determined that each of the members of the Compensation Committee is “independent” pursuant to the listing standards of the NYSE as currently applicable.

The Compensation Committee has reviewed and discussed with Management of the Company the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K and presented elsewhere in this Proxy Statement.

Based on the Compensation Committee’s review and discussions referred to above, the Compensation Committee recommended that the Board of Directors include the Compensation Discussion and Analysis in the Company’s Proxy Statement for its 2026 Annual Meeting and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC.

COMPENSATION COMMITTEE

Robert G. Gifford (Chairperson)

David M. Fields

Jeffrey A. Kivitz

Michael A. Torres

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information or report be deemed incorporated by reference into any future filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee of the Board of Directors of the Company currently is composed of four Independent Directors, Marjorie L. Bowen (Chairperson), David J. Contis, Robert G. Gifford and Michael A. Torres. The Audit Committee operates under the second amended and restated written charter adopted by the Board of Directors on August 14, 2013. A copy of the second amended and restated charter is available and can be accessed in the “Investor Relations – Governance – Governance Documents” section of the Company’s website at www.cblproperties.com. The Company’s Board of Directors has determined that each of the members of the Audit Committee is “independent” pursuant to the listing standards of the NYSE as currently applicable.

Management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon, as well as expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with Management and the Company’s independent registered public accountants. Management reported to the Audit Committee that the Company’s consolidated financial statements for the Company’s 2025 fiscal year were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed these consolidated financial statements with Management and the Company’s independent registered public accountants. The Audit Committee discussed with the independent registered public accountants the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC.

The Company’s independent registered public accountants also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accountants their firm’s independence. The Audit Committee considered whether the provision of services by the independent registered public accounting firm (other than audit services) is compatible with maintaining the independent registered public accounting firm’s independence.

Pursuant to the mandates of the Sarbanes-Oxley Act of 2002, the Company’s Board of Directors has determined that Marjorie L. Bowen, an Independent Director and Chair of the Audit Committee, as well as David J. Contis, Robert G. Gifford and Michael A. Torres, also Independent Directors and members of the Audit Committee, each qualify as an “audit committee financial expert” as such term is defined by the SEC.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended that the Board of Directors include the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC and provide in such Annual Report on Form 10-K the disclosure of Marjorie L. Bowen, David J. Contis, Robert G. Gifford and Michael A. Torres as “audit committee financial experts.”

AUDIT COMMITTEE

Marjorie L. Bowen (Chairperson)

David J. Contis

Robert G. Gifford

Michael A. Torres

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Interest of a Five Percent Beneficial Owner of CBL in Certain Transactions

As further detailed above in the section titled “Security Ownership of Certain Beneficial Owners and Management,” in a Schedule 13D filed with the SEC on March 14, 2023, as amended by a Schedule 13D/A filed on October 22, 2024, Howard Amster has disclosed that he and fifteen other related entities collectively owned shares representing approximately 9.0% of the Company’s currently outstanding Common Stock. Based on information provided to the Company by management of Horizon Group Properties (“HGPI”), our joint venture partner in the Company’s outlet center developments, the Company understands that Mr. Amster, either directly or through certain of his affiliated entities, owns approximately 69.4% of the equity of HGPI and approximately 8.5% of the equity of Horizon Group Properties, LP, the affiliated property management company of HGPI (“Horizon Management”). As a result of these interests in HGPI and Horizon Management, Mr. Amster may be deemed to hold indirect ownership interests in the joint venture entities that own the following outlet centers in which the Company holds a 50% unconsolidated joint venture interest (except as otherwise indicated below):

CBL/HGPI Joint Venture Outlet Centers	Amster Indirect Ownership Interest
The Outlet Shoppes at Atlanta, Woodstock, GA	43.00%
The Outlet Shoppes at El Paso, El Paso, TX	34.20%
The Outlet Shoppes at Gettysburg, Gettysburg, PA*	33.88%
The Outlet Shoppes at Laredo, Laredo, TX*	23.04%
The Outlet Shoppes of the Bluegrass, Simpsonville, KY*	22.71%

*CBL’s ownership interest in the joint ventures that own The Outlet Shoppes at Laredo and The Outlet Shoppes of the Bluegrass is 65%. CBL consolidates the results of the joint venture entities that own The Outlet Shoppes at Gettysburg and The Outlet Shoppes at Laredo for financial reporting purposes. Each of the other joint venture entities is unconsolidated. For additional information, refer to Note 1 – Organization, Note 2 – Summary of Significant Accounting Policies and Note 7 – Unconsolidated Affiliates in the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC, that accompanies this Proxy Statement.

During the year ended December 31, 2025, the Company and its joint venture partner HGPI did not engage in any new financing transactions involving these outlet center properties that required Board approval. However, as previously disclosed, a default that occurred in March 2025 with respect to the non-recourse loan secured by The Outlet Shoppes at Laredo was cured in September 2025 by an extension of the loan through June 2026. Additionally, the non-recourse loan secured by The Outlet Shoppes at Gettysburg entered maturity default in October 2025 and the Company currently anticipates returning the property to the lender. The Company’s Board of Directors, including all of the members of the Company’s Audit Committee and Nominating/Corporate Governance Committee, were kept fully apprised of the 2025 developments with respect to these financing transactions in connection with the exercise of their oversight role.

For additional information concerning these matters, refer to Note 7 – Unconsolidated Affiliates and Note 8 – Mortgage and Other Indebtedness, Net in the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC, that accompanies this Proxy Statement.

Each of the above-referenced joint ventures also pays management fees to both Horizon Management and CBL (based on a percentage of rental income collected) and additional leasing fees to Horizon Management (based on a percentage of the total rental income to be received over the term of a new or renewal lease) pursuant to the terms of Property Management Agreements that were originally entered into prior to the time when Mr. Amster became a greater than five percent beneficial owner of the Company’s Common Stock. Amounts paid pursuant to these agreements during 2025 were as follows:

CBL/HGPI Joint Venture Outlet Centers	2025 Fees Paid to CBL	2025 Fees Paid to Horizon Management	Expiration of Current Management Agreement
The Outlet Shoppes at Atlanta, Woodstock, GA	$165,509	$661,600	12/31/2043
The Outlet Shoppes at El Paso, El Paso, TX	$191,592	$1,035,088	12/31/2028
The Outlet Shoppes at Gettysburg, Gettysburg, PA	$47,246	$283,413	12/31/2025*
The Outlet Shoppes at Laredo, Laredo, TX	$74,424	$372,190	5/10/2026
The Outlet Shoppes of the Bluegrass, Simpsonville, KY	$128,860	$682,279	12/31/2044

*CBL and the Horizon Manager elected not to enter into a new Property Management Agreement for The Outlet Shoppes at Gettysburg due to the fact that the non-recourse loan secured by the property has entered default status and CBL and the Horizon Manager anticipate returning the property to the lender, as discussed above.

The terms of each these Property Management Agreements, other than the Gettysburg agreement, also provide they will be automatically extended upon the same terms and conditions for additional 10-year terms at the expiration of their current term, provided that (i) the Horizon Manager retains a direct or indirect ownership interest in the joint venture entity that owns the related outlet center and (ii) CBL has not exercised certain buy-out or removal rights it holds under these agreements. The operation of these agreements, as well as any future material amendments, replacements or similar actions, will continue to be subject to oversight by the Company’s Board of Directors, as well as the Nominating/Corporate Governance Committee pursuant to applicable requirements of the Company’s governing documents and NYSE rules.

Review and Approval of Other Related Person Transactions

The Company’s Code of Business Conduct contains provisions concerning conflicts of interest and related party transactions which may be summarized as follows:

Company employees (and their immediate family members, as defined in the Code of Business Conduct) may not engage in any of the following activities unless and until the material facts as to the activity and the employee’s relationship or interest therein are fully disclosed to the Company's Compliance Officer – currently the Chief Legal Officer – and written approval is obtained as set forth below:

•
Contracts/Agreements With Employees.

(i) Except for employment agreements, severance agreements, stock restriction agreements, performance stock unit agreements, indemnity agreements or similar types of agreements related to the employee’s employment or position with the Company, the entering into by an employee of any contract or arrangement with the Company; and

(ii) Except for the ownership of non-controlling interests in publicly traded entities, the ownership by an employee of any interest in or serving as a director, officer, consultant or attorney in or for (A) any entity which has entered into or enters into any contract or arrangement with the Company, or (B) any entity in which the Company may own a partnership interest or membership interest or other similar interest, but subject to exceptions in those situations specifically approved by the Company's Board of Directors pursuant to previously-adopted polices of the Company on those matters.

•
Competing Activities – Commercial Real Estate Projects. Except for interests owned prior to the date of issuance of the Code of Business Conduct and as disclosed to the Company’s Compliance Officer in writing and except for development, operational or other efforts exerted on behalf of the Company or on behalf of retail shopping centers, mixed-use developments, residential/apartment developments, hotel developments, storage center developments, office buildings, entertainment developments and other commercial real estate projects (each referred to herein as a “Commercial Real Estate Project”) of the Company, any of the following activities by an employee:

•
developing, owning or acquiring Commercial Real Estate Projects in competition with the Company (except for non-controlling interests in publicly traded entities and passive interests in private investment funds); and/or

•
owning or acquiring an interest in any entity that owns or develops Commercial Real Estate Projects in competition with the Company (except for non-controlling interests in publicly traded entities and passive interests in private investment funds).

Such activities must be disclosed in writing to the Company’s Compliance Officer, who then has the responsibility to (i) approve or disapprove any such matters (giving due considerations to the provisions of the Code of Business Conduct and to whether the proposed activity or investment could or will have an adverse impact on the Company, the Company’s assets and/or business plans), subject to the exceptions described below and (ii) provide written notification of such approval or disapproval to the employee who submitted the required disclosure as promptly as practicable.

The Code of Business Conduct also provides, however, that the Compliance Officer shall not be authorized to approve the following transactions:

•
Transactions involving the Compliance Officer or members of his/her immediate family, which must be submitted to the chairperson of the Nominating/Corporate Governance Committee for approval/disapproval; and

•
Any transaction involving the Company and/or the Company’s assets which involves (i) an amount equal to or greater than $120,000 and (ii) a direct or indirect interest in such transaction on the part of an employee who has been a director (or nominee for director), an executive officer or a beneficial owner of greater than 5% of the Company’s Common Stock, in either case, at any time since the beginning of the previous fiscal year of the Company (even if the employee does not currently occupy such role) (any such employee being herein referred to as an “Executive Level Employee”) or an immediate family member (as “immediate family member” is defined for purposes of Item 404 of SEC Regulation S-K or any successor to such regulation) of such Executive Level Employee. Any such transactions must be reviewed for approval or disapproval by the Company’s Nominating/Corporate Governance Committee, which may delegate such approvals between its scheduled meetings to the chairperson or any other member of such Committee who has no interest (and has no immediate family member who has an interest) in the subject transaction.

The Code of Business Conduct also provides that Company employees should refrain and are prohibited from (i) taking for themselves or for their personal benefit opportunities that could advance the interests of the Company or that could benefit the Company when such opportunities are discovered through the use of Company property, information or position; (ii) using Company property, information or position for personal gain; or (iii) competing with the Company in other businesses or matters other than Commercial Real Estate Projects (which are covered by the review and approval process described above).

However, the Company’s Certificate of Incorporation – in recognition and anticipation that (i) certain directors, principals, officers and employees and/or other representatives of stockholders of the Company and their respective Affiliates (as defined in the Certificate of Incorporation) may serve as directors or officers of the Company, (ii) stockholders of the Company and their respective Affiliates and/or Related Funds (as defined in the Certificate of Incorporation) may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, may engage and/or other business activities that overlap with or compete with those of the Company, and

(iii) Non-Employee Directors (including, for the avoidance of doubt, the Chairman of the Board if he or she is not otherwise an employee, consultant or officer of the Company), and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as the Company and/or that overlap with or compete with those of the Company – also includes a provision to the effect that:

•
no contract or other transaction of the Company with any other person, firm, corporation or other entity in which the Company has an interest shall be affected or invalidated by the fact that any one or more of the directors or officers of the Company, individually or jointly with others, may be a party to or may be interested in such contract or transaction so long as the contract or other transaction is approved by the Company’s Board or a duly authorized committee thereof in accordance with the Delaware General Corporation Law (“DGCL”) and

•
relieving any director or officer of the Company, in his or her capacity as such, from any personal liability relating solely to the fact that such matter was contracted for the benefit of any such person or any such firm or corporation.

The Certificate of Incorporation also provides that neither the Company’s stockholders nor any of their Affiliates or Related Funds, nor any Non-Employee Director or his or her Affiliates (all as defined in the Certificate of Incorporation), shall have any duty to refrain from (x) engaging in a corporate opportunity in the same or similar business activities or lines of business as the Company or any of its Affiliates is engaged or proposes to engage, (y) making investments in any kind of property in which the Company makes or may make investments or (z) otherwise competing with the Company or any of its Affiliates, and provides that, to the fullest extent permitted by the DGCL, no such person shall (A) be deemed to have acted in bad faith or in a manner inconsistent with the best interests of the Company or its stockholders or to have acted in a manner inconsistent with or opposed to any fiduciary duty to the Company or its stockholders or (B) be liable to the Company or its stockholders for breach of any fiduciary duty, in each case, by reason of any such activities. The Certificate of Incorporation further states that, to the fullest extent permitted by law, any person purchasing or otherwise acquiring any interest in shares of the Company shall be deemed to have notice of and to have consented to these provisions.

The application of these provisions to the review and approval of those transactions and relationships reported for fiscal 2025 is described in pertinent detail below.

Management Company and Management Agreement

The Company is party to a management agreement with the Management Company pursuant to which the Management Company renders management and administrative services with respect to the Company’s properties. The Management Company also provides management services for certain properties owned by CBL’s Predecessor and certain other third parties for which the Management Company is paid a management fee. See “Retained Property Interests.” The following individuals, collectively, owned 100% of the equity interests in CBL’s Predecessor throughout 2025: Stephen D. Lebovitz (27.1%); Michael I. Lebovitz (27.1%); Alan L. Lebovitz (22.9%); and Beth Lebovitz-Backer (22.9%). The Operating Partnership owns 100% of Holdco II, which owns 100% of the Management Company’s outstanding preferred stock and common stock.

Retained Property Interests and Management Services

CBL’s Predecessor owns interests in outparcels at certain of the Company’s malls and a 21.25% minority interest in Jacksonville Avenues Limited Partnership (“the Avenues”), the majority interest of which is owned by third parties. While the Avenues is managed by a third party, the Avenues paid the Management Company approximately $135,298 in management consulting fees during 2025. CBL’s Predecessor also paid the Management Company $90,000 during 2025 as reimbursement for the cost of certain management and administrative services provided to CBL’s Predecessor by employees of the Management Company. All of the agreements related to such payments were reviewed by the Company’s Audit Committee in accordance with the Company’s Related Party Transactions Approval Policy in effect prior to its Chapter 11 reorganization.

Certain Employment Relationships

Alan L. Lebovitz, a brother of Stephen D. Lebovitz and Michael I. Lebovitz, serves as the Company’s Executive Vice President – Management. He receives compensation from the Company commensurate with his level of experience and seniority as an officer of the Company, and based upon an annual review of his individual performance conducted in the same manner as for all Company executive officers. During 2025, the aggregate compensation paid to Alan L. Lebovitz was $1,114,730, which consisted of cash compensation paid to Mr. Lebovitz during 2025, including base salary, a cash bonus paid for his service as an executive officer in 2025 and matching contributions by the Management Company under the 401(k) Plan, and equity awards consisting of restricted stock awards and PSUs.

Alan L. Lebovitz also is eligible for the Company’s insurance and other employee benefit programs on the same basis as other similarly situated executive officers. The compensation of Alan L. Lebovitz is subject to approval by the Compensation Committee in connection with that Committee’s approval of the compensation of all executive officers of the Company.

PROPOSAL 2

RATIFICATION OF THE SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee evaluates the selection of the Company’s independent auditor each year, and has determined to recommend the appointment of Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Deloitte has served as the independent auditor for the Company since May 7, 2002. In determining whether to recommend the re-appointment of Deloitte as the Company’s independent auditor, the Audit Committee considered various factors, including:

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Deloitte’s performance on prior audits, and the quality and efficiency of the services provided by Deloitte;
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an assessment of the firm’s professional qualifications, resources and expertise;
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Deloitte’s knowledge of the Company’s business and industry;
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the quality of the Audit Committee’s ongoing communications with Deloitte and of the firm’s relationship with the Audit Committee and Company management;
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Deloitte’s independence; the appropriateness of Deloitte’s fees; the length of time the firm has served in this role;
•
the impact on the Company of changing auditors; and
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data on audit quality and performance, including recent PCAOB reports on Deloitte and peer firms.

Considered together, these factors enable the Audit Committee to evaluate whether the selection of Deloitte as the Company’s independent auditor, and the retention of Deloitte to perform other services, will contribute to and enhance audit quality. Based on its evaluation, the Audit Committee believes that the continued retention of Deloitte to serve as the Company’s independent registered public accounting firm is in the best interest of our shareholders. Accordingly, the Audit Committee has recommended, subject to ratification by the shareholders, that Deloitte serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. A representative of Deloitte will attend the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

Independent Registered Public Accountants’ Fees and Services

The Company was billed for professional services provided during fiscal years 2024 and 2025 by Deloitte in the amounts set forth in the following table.

	2024	2025
Audit Fees (1)	$1,435,000	$1,515,000
Audit-Related Fees (2)	228,500	168,650
Tax Fees – Compliance (3)	270,000	270,000
Tax Fees – Consulting (4)	181,711	101,743
All Other Fees (5)	3,790	3,790
Total	$2,119,001	$2,059,183

(1) Consists of fees billed for professional services in connection with the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2024 and 2025, reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q during the 2024 and 2025 fiscal years, and other services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2) Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees”. These services include audits of the Company’s subsidiaries pursuant to requirements of certain loan agreements and joint venture agreements and other consultations.

(3) Consists of fees billed for professional services for assistance regarding federal and state tax compliance.

(4) Consists of fees billed for professional services for tax advice and tax planning, which consists of tax services related to joint ventures and tax planning.

(5) Consists of subscription fees for an online accounting research tool.

The Audit Committee of the Board of Directors has considered the services rendered by Deloitte for services other than the audit of the Company’s financial statements and has determined that the provision of these services is compatible with maintaining the independence of Deloitte.

Neither the Company’s Certificate of Incorporation nor the Company’s Bylaws require that shareholders ratify the selection of the Company’s independent registered public accounting firm. However, we are requesting ratification because we believe it is a matter of good corporate practice. If the Company’s shareholders do not ratify the selection, the Audit Committee will consider whether or not to retain Deloitte & Touche LLP, but may, nonetheless, retain Deloitte & Touche LLP as the Company’s independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may change the appointment at any time if it determines that the change would be in the best interests of the Company and its shareholders.

The Audit Committee has adopted a policy that it is required to approve all services (audit and/or non-audit) to be performed by the independent registered public accounting firm to assure that the provision of such services does not impair such independent registered public accounting firm’s independence. All services, engagement terms, conditions and fees, as well as changes in such terms, conditions and fees, must be approved by the Audit Committee in advance. The Audit Committee will annually review and approve services that may be provided by the independent registered public accounting firm during the next year and will revise the list of approved services from time to time based on subsequent determinations. The Audit Committee believes that the independent registered public accounting firm can provide tax services to the Company such as tax compliance, tax planning and tax advice without impairing such registered public accounting firm’s independence and that such tax services do not constitute prohibited services pursuant to SEC and/or NYSE rules. The authority to approve services may be delegated by the Audit Committee to one or more of its members including the Chairman of the Audit Committee, but may not be delegated to management. If authority to approve services has been delegated to an Audit Committee member, any such approval of services must be reported to the Audit Committee at its next scheduled meeting. The Audit Committee has not relied on the de minimis exception under applicable SEC rules in approving any of the non-audit fees described above.

Recommendation and Vote Necessary to Approve the Proposal

The Board of Directors, in concurrence with the Audit Committee, proposes and recommends that the shareholders ratify the selection of Deloitte to serve as the independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026. Unless otherwise directed by the shareholder submitting such proxy, proxies received in response to this solicitation by the Board of Directors will be voted for approval of the selection of Deloitte to serve as the Company’s independent registered public accounting firm for the 2026 fiscal year.

The ratification of the selection of Deloitte as the Company’s independent registered public accounting firm for the 2026 fiscal year must be approved by a majority of the votes cast by shares of Common Stock present or represented at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP

AS THE COMPANY’S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2026

PROPOSAL 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Description of Advisory Vote

In accordance with the advisory recommendation of our shareholders at the 2023 Annual Meeting, our Board of Directors has determined that we will hold a nonbinding, advisory vote (a “say-on-pay vote”) to approve the compensation paid to our Named Executive Officers pursuant to Section 14A of the Exchange Act once every year. Accordingly, we are including a proposal for our shareholders to vote to approve, on a nonbinding, advisory basis, the compensation of our Named Executive Officers as described in the “Executive Compensation” section comprising pages 29 through 72 of this Proxy Statement (including the Compensation Discussion and Analysis as well as the related compensation tables and narrative discussions set forth in the “Executive Compensation” section).

The Company has statutory officers, but no employees. Our officers, including the Named Executive Officers, receive all of their compensation in their capacity as employees of the Management Company, which also employs all of the other personnel engaged in the operation of our business. Apart from the terms of the agreements with each of our Named Executive Officers summarized in the Executive Compensation section above under the heading “Additional Information Concerning Executive Compensation – Executive Employment Agreements,” none of our Named Executive Officers is compensated pursuant to any other employment agreement with the Company and the Company does not pay them salaries or bonuses or provide them other compensation or benefits, except for the grants of equity awards under our 2021 Equity Incentive Plan as described in the “Executive Compensation” section of this Proxy Statement.

As described in greater detail in the Compensation Discussion and Analysis above, our Compensation Committee has approved incentive compensation programs for the Company’s Named Executive Officers designed to balance short-term and long-term performance and operational goals as well as stock price performance and to provide the appropriate level of objectivity with subjectivity in an effort to support our Company’s business plan and strategy. The Compensation Committee’s objectives in administering our executive compensation programs are to ensure that pay levels and incentive compensation are effective in attracting and retaining highly qualified personnel, while also linking overall compensation to the Compensation Committee’s evaluation of both executive and Company performance and serving our objective of linking management’s long-term economic interests with those of CBL’s shareholders. This advisory vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the compensation philosophy, policies, and practices described in this Proxy Statement.

Shareholder Resolution

Under this Proposal 3, shareholders have the opportunity to vote for, against, or abstain from voting with respect to the following resolution:

RESOLVED, that the compensation paid to the Named Executive Officers of CBL & Associates Properties, Inc. (the “Company”), as disclosed pursuant to Item 402 of SEC Regulation S-K in the “Executive Compensation” section of the Company’s Proxy Statement for its 2026 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis as well as the related compensation tables and narrative discussions set forth therein, is hereby approved by the Company’s shareholders on a nonbinding, advisory basis.

Recommendation and Vote Necessary to Approve the Advisory Proposal; Advisory Nature

Approval of the “say-on-pay” shareholder resolution that is the subject of this Proposal 3 will require the affirmative vote of a majority of the votes cast by shares of our Common Stock present or represented at the Annual Meeting. Unless otherwise directed by the shareholder submitting such proxy, proxies received in response to this solicitation by the Board of Directors will be voted for approval of such resolution. The shareholder vote on this proposal is advisory and nonbinding in nature, serves only as a recommendation to our Compensation Committee and Board of Directors, and will not overrule any decisions previously made by the Company, the Compensation Committee or the Board of Directors with respect to executive compensation, nor will it create any duty for the Company, the Compensation Committee or the Board of Directors to take any action in response to the outcome of the vote. Director compensation disclosed in this Proxy Statement is not subject to or covered by this advisory vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
APPROVAL OF THE FOREGOING ADVISORY RESOLUTION RELATING TO
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

DATE FOR SUBMISSION OF SHAREHOLDER
PROPOSALS AND RELATED MATTERS

In accordance with requirements established by the SEC pursuant to Rule 14a-8(e)(2) under the Exchange Act, shareholder proposals to be included in the Company’s Proxy Statement with respect to the 2026 Annual Meeting of Shareholders must be received by the Company at its executive offices located at 2030 Hamilton Place Blvd., Suite 500, CBL Center, Chattanooga, Tennessee 37421-6000, Attention: Corporate Secretary no later than December 23, 2026, which is 120 days before the anniversary of the date this proxy statement is being released to shareholders in connection with the 2026 Annual Meeting, and must comply with other applicable SEC rules.

In addition, the Company’s Bylaws provide that any shareholder of record desiring to nominate a director, or to have a shareholder proposal considered at an annual meeting outside the processes of SEC Rule 14a-8, must provide written notice of such nomination or proposal and prescribed supporting documentation, as set forth in the Bylaws, to the Company at its principal executive offices not less than 90 days (e.g., January 22, 2027) nor more than 120 days (e.g., December 23, 2026) prior to the anniversary date of the date on which the Company first mailed its proxy materials for the prior year’s annual meeting; provided, however, that in the event the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the date on which the Company held the prior year’s annual meeting, such notice and prescribed supporting documentation must be provided not earlier than 120 days prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The Bylaws also provide that the public announcement of a postponement or adjournment of an annual meeting does not commence a new time period for the giving of any such notice.

In addition to complying with the procedures described above, shareholders who intend to solicit proxies in support of a director candidate other than the Company’s director nominees for consideration by shareholders at the 2027 Annual Meeting pursuant to the requirements of the SEC’s “universal proxy” Rule 14a-19 under the Exchange Act must comply with the related requirements of the Company’s Bylaws, including providing the Corporate Secretary of the Company with a notice setting forth all of the related information and disclosures required by Rule 14a-19 no later than January 22, 2027, in accordance with the timetable described in the preceding paragraph.

HOUSEHOLDING OF PROXY MATERIALS

If you and other residents at your mailing address own common stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement (together, the “proxy materials”). This practice is known as “householding.” If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our proxy materials to your address. If you wish to revoke your consent to householding, or to request householding if you are receiving multiple copies of our proxy materials, you must contact your broker, bank or other nominee.

If you did not receive proxy materials, you can obtain a copy by contacting your bank or broker or other nominee. Or, you can request a copy by contacting CBL Investor Relations, either by mail or telephone at our corporate office, as listed on the first page of this Proxy Statement, or by e‑mail to Investor.Relations@cblproperties.com.

OTHER BUSINESS OF THE MEETING

Management is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, if any matters of which management is not now aware should come before the meeting or any adjournment, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed and properly signed) in time for voting, the shares represented thereby will be voted as indicated thereon and in this Proxy Statement.

By Order of the Board of Directors

STEPHEN D. LEBOVITZ
Chief Executive Officer

Chattanooga, Tennessee

April 22, 2026

COPIES OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2025, MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER TO WHOM THIS PROXY STATEMENT IS SENT UPON WRITTEN REQUEST TO CBL INVESTOR RELATIONS, CBL PROPERTIES, 2030 HAMILTON PLACE BLVD., SUITE 500, CBL CENTER, CHATTANOOGA, TENNESSEE 37421-6000.

CBL & ASSOCIATES PROPERTIES, INC. 2030 HAMILTON PLACE BLVD, SUITE 500 CHATTANOOGA, TN 37421-6000 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 20, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CBL2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 20, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. To re-elect seven directors to serve for one year and until their respective successors have been duly elected and qualified. Nominees 01) Marjorie L. Bowen 02) David J. Contis 03) David M. Fields 04) Robert G. Gifford 05) Jeffrey Kivitz 06) Stephen D. Lebovitz 07) Michael A. Torres The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. To ratify the selection of Deloitte & Touche, LLP as the independent registered public accountants for the Company's fiscal year ending December 31, 2026. 3. An advisory vote on the approval of executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com CBL & ASSOCIATES PROPERTIES, INC. ANNUAL MEETING OF STOCKHOLDERS ON MAY 21, 2026 This proxy is solicited on behalf of the Board of Directors The undersigned hereby appoints STEPHEN D. LEBOVITZ and JEFFERY V. CURRY, and each or any of them proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Stockholders to be held on Thursday, May 21, 2026 at 2:00 p.m., EDT, at www.virtualshareholdermeeting.com/CBL2026 or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting. IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3. (PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.) Continued and to be signed on reverse side